UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
United Parcel Service, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2023 Annual Meeting of Shareowners and Proxy Statement

www.virtualshareholdermeeting.com/UPS2023

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation	65
Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	66

Ownership of Our Securities	67
Securities Ownership of Certain Beneficial Owners and Management	67
Delinquent Section 16(a) Reports	68

Audit Committee Matters	69
Proposal 4 — Ratification of Auditors	69
Audit Committee Report	69
Principal Accounting Firm Fees	71

Shareowner Proposals	72
Proposal 5 — Shareowner Proposal to Reduce the Voting Power of Class A Stock from 10 Votes Per Share to One Vote Per Share	72
Proposal 6 — Shareowner Proposal Requesting the Adoption of Independently Verified Science-Based Greenhouse Gas Emissions Reduction Targets in Line with the Paris Climate Agreement	75
Proposal 7 — Shareowner Proposal Requesting the Board Prepare a Report on Integrating GHG Emissions Reductions Targets into Executive Compensation	78
Proposal 8 — Shareowner Proposal Requesting the Board Prepare a Report on How the Company is Addressing the Impact of its Climate Change Strategy on Relevant Stakeholders Consistent with the “Just Transition” Guidelines	81
Proposal 9 — Shareowner Proposal Requesting the Board Prepare a Report on Risks or Costs Caused by State Policies Restricting Reproductive Rights	84
Proposal 10 — Shareowner Proposal Requesting the Board Prepare a Report on the Impact of the Company’s DE&I Policies on Civil Rights, Non-Discrimination and Returns to Merit, and the Company’s Business	87
Proposal 11 — Shareowner Proposal Requesting the Board Prepare an Annual Report on Diversity and Inclusion	90

Important Information About Voting at the 2023 Annual Meeting	93

Other Information for Shareowners	97
Solicitation of Proxies	97
Eliminating Duplicative Proxy Materials	97
Submission of Shareowner Proposals and Director Nominations	97
2022 Annual Report on Form 10-K	98
Other Business	99

3

United Parcel Service, Inc. 55 Glenlake Parkway, N.E. Atlanta, GA 30328 March 20, 2023 Dear Fellow Shareowners:

It is my pleasure to invite you to the 2023 Annual Meeting of Shareowners. This is your opportunity to share your views with the Company and the board. We value your feedback and take it into account as we execute our board responsibilities.
UPS achieved a number of important milestones in 2022. We celebrated the Company’s 115th anniversary and successfully implemented the Company’s Customer First, People Led, Innovation Driven strategy. This resulted in revenue of over $100 billion for the first time in our 115-year history! The Company also reached its consolidated operating margin and return on invested capital goals one year earlier than originally anticipated, confirming management’s successful execution of its Better not Bigger strategic framework, including efforts to optimize operations and improve the Company’s cost structure.
These results were delivered through a relentless focus on outstanding customer service, facilitated by the hard work and dedication of approximately 536,000 UPSers around the globe. The Company continued to create value for its customers and shareowners, even during a challenging operating environment, and despite evolving competitive pressures. Because of this success, we were able to return over $8.6 billion to shareowners in 2022 through dividends and share repurchases.
The board understands that short-term operational and financial results alone are not enough. I am proud to be affiliated with a Company that also has a long history of environmental and social responsibility and a culture of doing the right thing. Furthermore, our board has implemented a number of governance measures to enhance its oversight of matters important to key stakeholders, including our customers, investors, employees and communities. We have a diverse board, which facilitates better decision-making and contributes to the success of our Company. We also continue to oversee the Company’s progress towards its environmental and social goals. This commitment to good governance practices is an important driver of long-term value creation for shareowners. The information in this Proxy Statement and the Company’s other disclosures provide a glimpse into how this culture has helped the Company thrive and execute its strategy with a sense of purpose.
Finally, it is with regret that I am announcing Ann Livermore’s retirement from the board at the Annual Meeting. When Ann joined the board in 1997, UPS was a private company. Ann has ably served on every committee of the board during her tenure and has been highly effective serving as chair of the Compensation and Human Capital Committee since 2013. She is a role model for countless women in the business community, and a leader on our board. On behalf of the entire board, I want to thank Ann for her exemplary service.
In closing, I want to encourage all my fellow shareowners to vote. As we approach the Annual Meeting, please contact us with any questions or feedback at 404-828-6059.
On behalf of the entire Board of Directors, thank you for your continued support.
William Johnson
UPS Board Chair

4	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Notice of Annual Meeting UNITED PARCEL SERVICE, INC. 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328
•Date and Time: May 4, 2023, 8:00 a.m. Eastern Time
•Place: The United Parcel Service, Inc. 2023 Annual Meeting of shareowners will be held exclusively online via webcast at: www.virtualshareholdermeeting.com/UPS2023.
•Record Date: March 9, 2023
•Distribution Date: A Notice of Internet Availability of Proxy Materials or the Proxy Statement is first being sent to shareowners on or about March 20, 2023.
•Voting: Holders of class A common stock are entitled to 10 votes per share; holders of class B common stock are entitled to one vote per share. Your vote is important. Please vote as soon as possible through the Internet, by telephone or by signing and returning your proxy card (if you received a paper copy of the proxy card). Your voting options are described on the Notice of Internet Availability of Proxy Materials, voting instruction form and/or proxy card. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting.
•Attending the Meeting: You or your proxy holder can participate, vote and ask questions at the meeting by visiting www.virtualshareholdermeeting.com/UPS2023 and using your 16-digit control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. Shareowners who do not receive a 16-digit control number should consult their voting instruction form or Notice of Internet Availability of Proxy Materials and may need to request a legal proxy from their bank, broker or other nominee in advance of the meeting in order to participate. For more information, see page 93.
Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on May 4, 2023: The Proxy Statement and our 2022 Annual Report are available at www.proxyvote.com. Questions? Call 404-828-6059 (option 2).

By order of the Board of Directors
Norman M. Brothers, Jr. Secretary Atlanta, Georgia March 20, 2023

5

United Parcel Service, Inc. 2023 Annual Meeting of Shareowners
Items of Business

	Voting Choices	Board Voting Recommendations	Page
Company Proposals:
1.Elect 12 director nominees named in the Proxy Statement to serve until the 2024 Annual Meeting and until their respective successors are elected and qualified	•Vote for all nominees •Vote against all nominees •Vote for some nominees and against others •Abstain from voting on one or more nominees	FOR EACH NOMINEE	22
2. Advisory vote to approve named executive officer compensation	•Vote for the proposal •Vote against the proposal •Abstain from voting on the proposal	FOR	65
3. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation	•Vote for an advisory vote every year •Vote for an advisory vote every two years •Vote for an advisory vote every three years •Abstain from voting on the proposal	EVERY YEAR	66
4. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023	•Vote for ratification •Vote against ratification •Abstain from voting on the proposal	FOR	69
Shareowner Proposals:
5. - 11. Advisory votes on 7 shareowner proposals, only if properly presented	•Vote for each proposal •Vote against each proposal •Abstain from voting on the proposals	AGAINST EACH PROPOSAL	72

6	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Proxy Statement UNITED PARCEL SERVICE, INC. 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328
This Proxy Statement contains important information about the 2023 Annual Meeting of Shareowners (the “Annual Meeting”). We are providing these proxy materials to you because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. The Annual Meeting will be held online only on May 4, 2023, at 8:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/UPS2023. Shareowners can participate, ask questions and vote during the meeting through this website.
All properly executed written proxies, and all properly completed proxies submitted through the Internet or by telephone, that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to the completion of voting at the meeting. Only owners of record of shares of the Company’s common stock as of the close of business on March 9, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting (or any adjournment or postponement of the Annual Meeting). We are first mailing this Proxy Statement on or about March 20, 2023.
Proxy Statement Summary
The following summary highlights key information contained elsewhere in this Proxy Statement.

Corporate Governance
Some of our key governance policies and practices include:
•A diverse and independent board; all our directors are independent, other than our Chief Executive Officer (“CEO”);
•An independent Board Chair who is highly engaged and experienced;
•Executive sessions of our independent directors at each board meeting;
•Annual elections for all directors; majority voting in uncontested director elections;
•Full board engagement in the strategic planning process, including an in-depth annual strategy review and overseeing progress throughout the year;
•A Risk Committee consisting entirely of independent members that is responsible for oversight of enterprise risks, including cybersecurity risks;
•Regular evaluations of governance policies and practices, making changes when appropriate; including recently delegating additional cybersecurity oversight responsibilities to the Risk Committee, delegating additional human capital oversight responsibilities to the
Compensation and Human Capital Committee, and adopting a director overboarding policy;
•Regular engagement with stakeholders on environmental, social and governance (“ESG”) matters; during this proxy season management contacted holders of over 47% of our class B common stock to discuss sustainability goals and initiatives, commitments to social justice and executive compensation matters;
•Annual board and committee self-evaluations, including one-on-one director discussions with the independent Board Chair;
•Comprehensive director orientation program;
•Robust stock ownership guidelines, including a target ownership of eight times annual salary for the CEO, five times annual salary for other executive officers and five times the annual retainer for directors; and
•Restrictions on executive officers and directors hedging or pledging their ownership in UPS stock.

7

2023 Director Nominees
Highlights
92% Independent        61 years Average age        7.9 years Average tenure
42% Female        33% Ethnically diverse
Summary information about our director nominees is below. As a group, we believe our 12 director nominees have the appropriate skills and experience to effectively oversee and constructively challenge management’s performance in the execution of our strategy. Ann Livermore, who has served as a director since 1997, is not up for re-election at the 2023 Annual Meeting. We thank Ann for her years of dedicated service and for her significant contributions to UPS. For more information about our director nominees, see page 22.

Name	Director Since	Principal Occupation	Committee(s)
Independent Directors
Rodney Adkins	2013	Former Senior Vice President, International Business Machines Corporation	–Risk (Chair) –Compensation and Human Capital
Eva Boratto	2020	Chief Financial Officer, Opentrons Labworks, Inc.	–Audit (Chair)
Michael Burns	2005	Former Chairman, President and Chief Executive Officer, Dana Incorporated	–Audit
Wayne Hewett	2020	Senior Advisor to Permira, and Non-Executive Chairman of Cambrex Corporation	–Audit
Angela Hwang	2020	Chief Commercial Officer and President, Pfizer Biopharmaceuticals Business, Pfizer, Inc.	–Audit
Kate Johnson	2020	President and Chief Executive Officer, Lumen Technologies, Inc.	–Nominating and Corporate Governance –Risk
William Johnson(1)	2009	Former Chairman, President and Chief Executive Officer, H.J. Heinz Company	–Nominating and Corporate Governance (Chair) –Executive
Franck Moison	2017	Former Vice Chairman, Colgate-Palmolive Company	–Nominating and Corporate Governance –Risk
Christiana Smith Shi	2018	Former President, Direct-to-Consumer, Nike, Inc.	–Compensation and Human Capital –Risk
Russell Stokes	2020	President and Chief Executive Officer, Commercial Engines and Services, GE Aerospace	–Compensation and Human Capital –Nominating and Corporate Governance
Kevin Warsh	2012	Former Member of the Board of Governors of the Federal Reserve System, Distinguished Visiting Fellow, Hoover Institution, Stanford University	–Compensation and Human Capital –Nominating and Corporate Governance
Non-Independent Director
Carol Tomé	2003	UPS Chief Executive Officer	–Executive (Chair)
(1)Independent Board Chair

8	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

9	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Executive Compensation
Compensation Practices
A significant portion of executive compensation is at-risk and tied to Company performance. This aligns executive decision-making with the long-term interests of our shareowners. We also have a longstanding owner-manager culture. Compensation practices that support these principles include:
•A balanced mix of cash and equity, providing a degree of financial certainty and appropriate incentives to retain and motivate executives;
•Performance incentive equity awards which vest over multiple years, furthering both retention and incentive goals;
•Multiple distinct goals for annual and long-term performance incentive awards, avoiding overemphasis on any one metric and mitigating excessive risk-taking;
•Long-term performance incentive awards with a three-year performance period;
•Stock option awards that vest over a five-year period and only provide value if our stock price increases;
•Incentive compensation plans that include clawback provisions;
•Incentive compensation plan awards require a “double trigger” — both a change in control and a termination of employment — to accelerate vesting; and
•No tax gross-ups on equity awards or golden parachute excise taxes.
2022 Compensation Actions
Key 2022 compensation decisions affecting our executive officers included:
•Most total direct compensation was performance-based and considered “at risk” (90% for the CEO and 86% for all other named executive officers (“NEOs”) as a group), page 35;
•Base salary increases as a result of the annual salary review process, page 37;
•Bifurcated performance period for the annual incentive awards in light of continued economic uncertainty due to the COVID-19 pandemic, page 38;
•Annual incentive awards were earned at target, page 40; and
•Previously granted 2020 Long-Term Incentive Performance (“LTIP”) awards, which had three-year performance goals ending in 2022, were earned above target, page 43.
For a discussion of important decisions made by the Compensation and Human Capital Committee during 2022 that will impact compensation in future years, see page 40.

Say on Pay Vote and Say on Pay Voting Frequency
We maintain executive compensation programs that support the long-term interests of our shareowners. We provide shareowners the opportunity to vote annually, on an advisory basis, to approve the compensation of our NEOs, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in this Proxy Statement. For more information, see page 65.
The board recommends you vote FOR the advisory vote to approve NEO compensation.
In addition, the Dodd-Frank Act and Section 14A of the Exchange Act requires us to provide shareowners with the opportunity to indicate, on an advisory basis at least once every six years, their preferences as to the frequency of future advisory votes to approve NEO compensation. Beginning in 2020, we voluntarily began providing shareowners with an annual say on pay vote. For more information, see page 66.
The board recommends that you vote for future advisory votes to approve NEO compensation to be held EVERY YEAR.

Ratify the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023. The board recommends you vote FOR the ratification of the appointment of Deloitte & Touche LLP. For more information, see page 69.

Shareowner Proposals
For the reasons described in this Proxy Statement, the board recommends you vote AGAINST the shareowner proposals. Information about these proposals starts on page 72.

10	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Corporate Governance
The Board of Directors is accountable to shareholders and operates within a governance structure that we believe provides appropriate checks and balances to create long-term value. The board’s responsibilities include:
•Establishing an appropriate corporate governance structure;
•Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation;
•Providing oversight on the identification and management of materials risks;

•Establishing appropriate executive compensation structures; and
•Monitoring business issues that have the potential to significantly impact the Company’s long-term value.
We regularly review and update our corporate governance policies and practices in response to the evolving needs of our business, shareowner and other stakeholder feedback, regulatory changes, and other corporate developments. Following is an overview of our corporate governance structure and processes, including key aspects of our board operations.
Selecting Director Nominees
Maintaining a board of individuals independent of management, with the appropriate skills and experience, and of the highest personal character, integrity and ethical standards, is critical to the proper functioning of the board. The Nominating and Corporate Governance Committee seeks to promote diversity in the boardroom with respect to gender, age, ethnicity, skills, experience, perspectives, and other factors. Our directors’ biographies beginning on page 22 highlight factors that the board considered when nominating these individuals.

Nomination Process

1	Board Composition Review

The board’s annual self-evaluation helps the Nominating and Corporate Governance Committee identify needs by assessing areas where additional diversity, perspectives, expertise, skills or experience may be desired. The Nominating and Corporate Governance Committee also conducts regular in-depth board composition reviews.

2	Candidate Identification

The Nominating and Corporate Governance Committee uses a variety of sources to identify a diverse pool of potential candidates. Sources include board members, members of management, independent consultants and shareowner recommendations. Prospective candidates are evaluated after taking into account feedback from consultants, management and board members, candidate background and qualification reviews, and open discussions between the Nominating and Corporate Governance Committee and the full board. This process allows for active and ongoing consideration of potential directors with a focus on long-term Company strategy.

3	Shortlisted Candidates

The Nominating and Corporate Governance Committee maintains a diverse list of potential director candidates according to desired skills, experiences and backgrounds. The list is reviewed at each Nominating and Corporate Governance Committee meeting and updated as appropriate. Each candidate is evaluated to ensure that existing and planned future commitments would not materially interfere with expected responsibilities to the Company.

4	Recommendation, Nomination and Election
Candidates recommended by the Nominating and Corporate Governance Committee and approved by the board are nominated for election. Directors are elected annually.
Result:	5 new independent directors added since 2020; 42% director refreshment since 2020.

11

Shareowner Recommendations, Nominations and Proxy Access
Shareowner recommended director candidates are considered on the same basis as recommendations from other sources. Shareowners can recommend a candidate by writing to the following address: UPS Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Submissions must contain the prospective candidate’s name and a detailed description of the experience, qualifications, attributes and skills that make the individual a suitable director candidate. We also provide proxy access for shareowner director nominees. A single shareowner, or group of up to 20 shareowners, that has owned at least 3 percent of UPS’s outstanding stock continuously for at least three years, may include up to 20 percent of the board seats or two directors (whichever is greater), as director nominees in UPS’s proxy materials for an annual meeting of shareowners. Our Bylaws set forth the requirements for the formal shareowner nomination process for director candidates. For additional information, see page 97.
Board Leadership Structure
Based on the periodic evaluation and recommendation of the Nominating and Corporate Governance Committee, the board determines the most appropriate board leadership structure, including who should serve as Board Chair, and whether the roles of Board Chair and CEO should be separated or combined. In making this determination, the board evaluates a number of factors, including professional experience, operational responsibilities and corporate governance developments, into account.
Beginning in October 2020, in connection with Carol Tomé’s election as CEO, the board determined that it was in the best interests of the Company to enable Carol to focus on leading the Company, and separated the roles of Chair and CEO. Bill Johnson, who had been serving as our independent Lead Director, was appointed Board Chair.
Bill has served on our board since 2009 and served as independent Lead Director from 2016 until October 2020. He has deep institutional knowledge of the Company and provides strong continuity of leadership. He devotes significant time to understanding our business and communicating with the CEO, and other directors, between meetings. He draws on his extensive knowledge of our business, industry, strategic priorities and competitive developments to set the board’s agendas in collaboration with the CEO, and he seeks to ensure that board meetings are productive and interactions with the directors facilitate a useful exchange of viewpoints. Carol is available to all directors between meetings and meets regularly with the Board Chair, and with the directors individually and as a group, to receive feedback from the board. Bill’s collaboration with Carol allows the board to focus attention on the issues of greatest importance to the Company and its shareowners and our CEO to focus primarily on leading the Company.
Furthermore, all the members of each of the Audit Committee, the Compensation and Human Capital Committee, the Nominating and Corporate Governance Committee and the Risk Committee are independent. Each committee is led by a chairperson who sets the meeting agendas and reports to the full board on the committee’s work. Additionally, the independent directors meet in executive session without management present at each board meeting, as described below.
Executive Sessions of Independent Directors
Directors hold executive sessions without management present at each regular board meeting. The Board Chair determines the agenda and presides at each session. The Board Chair generally invites the CEO to join a portion of the executive session to receive feedback from the board and when deemed appropriate otherwise. In addition, during the year the Board Chair meets individually with each director to discuss issues that are important to the board and to solicit and provide further feedback.

12	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Board and Committee Evaluations
The board’s performance is critical to our long-term success and the protection of stakeholders’ interests. The board employs both an ongoing informal and a formal annual process to evaluate its performance and the contributions of individual directors to the successful execution of the board’s obligations. The Board Chair frequently considers the performance of the board and the board’s committees and has informal discussions about individual director contributions to the board. The Board Chair shares feedback from these discussions with the full board and with individual board members. In addition, during 2022 the Board Chair met individually with each director to discuss overall board effectiveness and performance and potential 2023 board agenda items.

Formal Evaluation Process

1	Detailed Formal Annual Evaluation Process

The Board of Directors, Audit Committee, Compensation and Human Capital Committee, Nominating and Corporate Governance Committee, and Risk Committee each conduct an annual self-assessment. The Nominating and Corporate Governance Committee oversees the annual board assessment process and the implementation of the annual committee self-assessments.

2	Questionnaires

All board and committee members complete a detailed confidential questionnaire each year. The questionnaire provides for quantitative ratings in key areas, including overall board effectiveness, meeting effectiveness, access to information, information format, board committee structure, access to management, succession planning, meeting dialogue, communication with the CEO, operational reporting, financial oversight, capital structure and financing, capital spending, long-term strategic planning, risk oversight, crisis management and time management. The questionnaire also allows directors to provide written feedback and make detailed anonymous comments.

3	Review

The results of the committee self-assessments are reviewed by each committee and discussed with the full board. The Nominating and Corporate Governance Committee Chair reviews the results of committee self-assessments and discusses the responses with the chairs of the other board committees as appropriate. The Nominating and Corporate Governance Committee Chair also reviews and discusses the board evaluation results with the full board.

4	Follow-up
Matters requiring follow-up are addressed by the Nominating and Corporate Governance Committee Chair or the chairs of the other committees as appropriate.
Result
Feedback from evaluations has led to several improvements in board operations, including the format and delivery of board meeting materials, board meeting agendas and recurring topics, strategic planning and oversight, director recruitment practices and orientation, allocation of responsibilities among the board’s committees and succession planning.

13

Board Refreshment and Succession

7.9 years nominee average tenure
Newer directors (< 3 years)
Medium-tenured directors (3-10 years)
Longer-tenured directors (> 10 years)

The Nominating and Corporate Governance Committee regularly evaluates board composition and necessary skills as our business evolves over time. We seek a balance of knowledge and experience that comes from longer-term board service with new ideas and perspectives that can come from newer directors. Since 2020, we have added five new directors, and have had four directors retire. The average tenure of the director nominees reflects an appropriate balance between different perspectives brought by newer and long-serving directors.

Board Oversight of Strategic Planning
The board’s responsibilities include oversight of strategic planning. Effective oversight requires a high level of constructive engagement between management and the board. The board leverages its substantial experience and expertise and is fully engaged in the Company’s strategic planning process. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these plans with the board on an annual basis, along with the Company’s challenges, opportunities, industry dynamics, and legal, regulatory and governance developments, and other factors.
Management provides the board comprehensive updates throughout the year regarding progress on the Company’s strategic plans. Management also provides regular updates regarding the achievement of the Company’s financial and other goals. In addition, the CEO communicates regularly with the board on important business opportunities, financial and operational performance matters, risks and other developments such as sustainability, human capital, labor and customer relations, both during and outside the regular board meeting cycle.
Management Development and Succession Planning
Succession planning and talent development are important at all levels within our organization. The board oversees management’s emergency and long-term succession plans at the executive officer level, most importantly the CEO position. The board annually reviews succession plans for senior management including the CEO, all in the context of the Company’s overall business strategy and with a focus on risk management. More broadly, the board and the Compensation and Human Capital Committee are regularly updated on key talent indicators for the overall workforce, including diversity, recruiting and development programs.
The board’s succession planning activities are ongoing and strategic and are supported by board committees and independent third-party consultants as needed. In addition, the CEO annually provides an assessment to the board of senior leaders and their potential to succeed at key senior management positions. As a part of this process, potential leaders interact with board members through formal presentations and during informal events.
We also utilize a formal director engagement program in which directors meet with individual executive officers, visit Company operations, participate in employee events and receive in-depth subject matter updates outside of the regular board meeting process. These additional engagements encourage the ongoing exchange of ideas and information between directors and management, facilitate the board’s oversight responsibilities, and support management development and succession planning efforts.

14	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Risk Oversight

Board Oversight of Risk

Board of Directors
Risk management oversight is an essential board responsibility. The board regularly discusses our most significant risks and how these risks are being managed. The Company’s enterprise risk management process is designed to identify potential events that may affect the achievement of the Company’s objectives or have a material adverse effect on the Company. The board reviews periodic assessments from this process and participates in the Company’s annual risk survey. The board has delegated to its standing committees specific risk oversight responsibilities as set out below and receives regular reports from the committees on appropriate areas of risk management.

Risk Committee	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee
Oversees management’s identification and evaluation of strategic enterprise risks, including risks associated with intellectual property, operations, privacy, technology, information security, cybersecurity and cyber incident response, and business continuity.	Oversees policies with respect to financial risk assessment, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken.	Considers risks associated with compensation policies and practices, with respect to both executive compensation and compensation generally, and considers other human capital risks.	Considers risks related to certain ESG matters, including succession planning, political contributions and lobbying, sustainability and stakeholder engagement related risks.
The Company’s Chief Legal and Compliance Officer, Chief Digital and Technology Officer, Chief Information Security Officer, and the Vice President of Compliance and Internal Audit each meet individually with the Risk Committee on a regular basis. The Chair of the Risk Committee also meets frequently with the Chief Digital and Technology Officer between meetings.
The Risk Committee updates the board annually on the Company’s enterprise risk management survey and risk assessment results. The board provides feedback to the Company about significant enterprise risks and assesses the Company’s identification of its most significant risk areas. The Risk Committee also coordinates with the Audit Committee, including through periodic joint meetings, to enable the Audit Committee to perform its risk related responsibilities.
In 2022, the Risk Committee’s charter was updated to provide additional clarity around the Committee’s cybersecurity oversight responsibilities. In addition to reviewing the Company’s approach to cybersecurity risk assessment and mitigation, the Risk Committee;
•annually reviews the Company’s cybersecurity insurance program;
•at each meeting is briefed by the Chief Information Security Officer on cybersecurity risks, compliance, cybersecurity training programs, risk mitigation activities, key information security projects, opportunities and industry developments;
•reviews at least annually the Company’s cybersecurity budget;
•reviews at each meeting the results of various internal cybersecurity audits; and
•reviews periodic independent third-party assessments and audits of the Company’s cybersecurity programs.
The Risk Committee also periodically receives briefings by outside experts on cybersecurity matters, and individual Risk Committee members have participated in various cybersecurity training programs.
The Audit Committee has additional risk assessment and risk oversight responsibilities, specifically with respect to financial risk assessment. The Chief Legal and Compliance Officer, CEO, Chief Financial Officer and Vice President of Compliance and Internal Audit each meet individually with the Audit Committee on a regular basis.
In addition, the Company’s Chief Legal and Compliance Officer reports directly to our CEO, providing visibility into the Company’s risk profile. The board believes that the work undertaken by its committees, together with the work of the full board and the Company’s senior management, enables effective oversight of the Company’s management of risk.

15

Stakeholder Engagement
Maintaining open and honest dialogs with our stakeholders is an important component of our corporate culture. Our management team participates in numerous investor meetings throughout the year to discuss our business, strategy and financial results. This includes in-person, telephone and webcast conferences, as well as key site visits.
In addition, each year we undertake an ESG stakeholder outreach program in which we discuss progress on our ESG journey. This year we contacted holders of over 47% of our class B common stock as a part of this program. Engagement provides us with the opportunity to understand issues of significant importance to stakeholders and to receive feedback on our practices and disclosures. Similarly, it provides us with an opportunity to discuss how management believes its actions are aligned with long-term value creation.
We also proactively correspond with other key stakeholders throughout the year. We share feedback from our financial and ESG engagements with the board, the Compensation and Human Capital Committee, and the Nominating and Corporate Governance Committee as appropriate.

We consider the views of our shareowners and other stakeholders when evaluating our ESG policies and practices; for example, in recent years we have:
The Compensation and Human Capital Committee considers shareowner feedback, along with the market information and analysis provided by its independent compensation consultant, when making decisions about our executive compensation programs. We have:

•Announced a number of environmental, social and human capital goals, including a carbon neutral by 2050 goal;
•Accelerated our sustainability reporting;
•Increased disclosures around individual director racial, ethnic and gender diversity;
•Increased our commitments to diversity, equity and inclusion, volunteerism and charitable giving;
•Separated the Board Chair and CEO roles;
•Appointed an independent Board Chair;
•Increased board diversity;
•Committed to expanding reporting on lobbying activities;
•Revised the Risk Committee charter to specifically identify cybersecurity oversight responsibilities; and
•Revised the Compensation and Human Capital Committee charter to include oversight of performance and talent management, diversity, equity and inclusion, work culture and employee development and retention.

•Updated the peer group for executive and director compensation market comparisons;
•Enhanced the competitiveness of our performance-based annual compensation program;
•Eliminated single-trigger equity vesting following a change in control;
•Added relative total shareowner return as a component of our Long-Term Incentive Plan awards;
•Adopted performance metrics under incentive compensation plans better designed to tie payouts to increases in shareowner value;
•Provided additional detail around the performance measures used for our annual and long-term incentive plans;
•Eliminated tax gross-ups;
•Entered into protective covenant agreements in favor of UPS with certain executive officers; and
•Added an individual payout cap to our annual incentive plan.

16	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Political Contributions and Lobbying

Overview
Responsible participation in the political process is important to our success and the protection and creation of shareowner value. We participate in this process in accordance with good corporate governance practices. Our Political Contributions Policy (“policy”) is summarized below and is available at www.investors.ups.com. In addition, we have recently committed to expanding our reporting around lobbying and trade association memberships.
•The Nominating and Corporate Governance Committee oversees the policy;
•Corporate political contributions are restricted;
•We publish a semi-annual political contribution report on our investor relations website; and
•Eligible employees can make political contributions through a Company-sponsored political action committee (“UPSPAC”). UPSPAC is organized and operated on a voluntary, nonpartisan basis and is registered with the Federal Election Commission.

Oversight and Processes
•Political contributions are made in a legal, ethical and transparent manner that best represents the interests of stakeholders.
•Political and lobbying activities require prior approval of the UPS Public Affairs department and are subject to review (and in some cases prior approval) by the Nominating and Corporate Governance Committee.
•Senior management works with Public Affairs on furthering our business objectives and protecting and enhancing shareowner value.
•The Chief Corporate Affairs Officer reviews political and lobbying activities and regularly reports to the board and the Nominating and Corporate Governance Committee.

Lobbying and Trade Associations
•Public Affairs coordinates our lobbying activities, including engagements with federal, state, and local governments. UPS is also a member of a variety of trade associations that engage in lobbying.
•Lobbying activities require prior approval of Public Affairs.
•The Nominating and Corporate Governance Committee regularly reviews UPS’s participation in trade associations that engage in lobbying to determine if our involvement is consistent with
UPS business objectives and whether participation exposes the Company to excessive risk.
•Lobbying activities are governed by comprehensive policies and practices designed to facilitate compliance with laws and regulations, including those relating to the lobbying of government officials, the duty to track and report lobbying activities, and the obligation to treat lobbying costs and expenses as nondeductible for tax purposes.

Political Activity Transparency
•We believe we are transparent in our political activities.
•We publish a semi-annual political contribution report, which is reviewed and approved by the Nominating and Corporate Governance Committee.
•The report provides:
–Amounts and recipients of any federal and state Company political contributions in the United States (if any such expenditures are made); and
–The names of trade associations that receive $50,000 or more and that use a portion of the payment for political contributions, as reported by the trade association to the Company.
•The report is available on our investor relations website at www.investors.ups.com.
•We also publicly file a federal Lobbying Disclosure Act Report each quarter, providing information on activities associated with influencing legislation through communications with any member or employee of a legislative body, or with any covered executive branch official. This report discloses expenditures for the quarter, describes the specific pieces of legislation that were the topic of communications, and identifies the individuals who lobbied on behalf of UPS. UPS files similar publicly available periodic reports with state agencies reflecting state lobbying activities.

17

Sustainability
We are the world’s premier package delivery company and a leading provider of global supply chain management solutions. We offer a broad range of industry-leading products and services through our extensive global presence. Our services include transportation and delivery, distribution, contract logistics, ocean freight, air freight, customs brokerage and insurance.
We operate one of the largest airlines and one of the largest fleets of alternative fuel vehicles under a global UPS brand that stands for quality and reliability. We deliver packages each business day for approximately 1.6 million shipping customers to 1.1 million delivery recipients in over 220 countries and territories. In 2022, we delivered an average of 24.3 million packages per day, totaling 6.2 billion packages during the year. Our success depends on economic stability, global trade and a society that welcomes opportunity. We understand the importance of acting responsibly as a business, an employer and a corporate citizen.
The board regularly considers economic, environmental and social sustainability risks and opportunities as part of its involvement in UPS’s strategic planning process. The board also regularly reviews the effectiveness of our risk management and due diligence processes related to material sustainability topics. The board delegates authority for day-to-day management of sustainability matters to management. Our Chief Corporate Affairs and Sustainability Officer reports directly to the Company’s CEO and regularly reports to the board regarding sustainability strategies, priorities, goals and performance. In addition, the board is regularly briefed on issues of concern for customers, unions, employees, retirees, investors, governmental entities and other stakeholders. For additional information on board oversight, see page 14.
Each year we publish corporate sustainability reports showcasing the goals, recent achievements and challenges of our commitment to balancing the economic, environmental and social aspects of our business. In response to stakeholder interest, we are accelerating the timing of these reports to more closely align with our Annual Meeting.
Following is a list of key goals discussed in more detail in these reports:

By 2025:

•30% women in full-time management globally •40% ethnically diverse full-time management in the U.S.

•40% alternative fuel in ground operations

•25% renewable electricity powering our facilities

By 2030:
•30 million volunteer hours (2011 baseline)
•50 million trees planted (2012 baseline)
By 2035:

•30% sustainable aviation fuel in our air network

•50% reduction in CO2e per global small package (2020 baseline)

•100% renewable electricity powering our facilities

By 2050:

•Achieve carbon neutrality
These reports are available at https://about.ups.com/us/en/social-impact/reporting.html. Our sustainability goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

18	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Human Capital Management
Our success is dependent upon our people, working together with a common purpose. We have approximately 536,000 employees (excluding temporary seasonal employees), of which 443,000 are in the U.S. and 93,000 are located internationally. Our global workforce includes approximately 90,000 management employees (44% of whom are part-time) and 446,000 hourly employees (50% of whom are part-time). More than 70% of our U.S. employees are represented by unions, primarily those employees handling or transporting packages.
In addition, approximately 3,400 of our pilots are represented by the Independent Pilots Association (“IPA”).
We believe that UPS employees are among the most motivated, highest-performing people in the industry and provide us with a meaningful competitive advantage. To assist with employee recruitment and retention, we continue to review the competitiveness of our employee value proposition, including benefits and pay, employee training, talent development and promotion opportunities.

Oversight and management
We are creating an inclusive and equitable environment that brings together a broad spectrum of backgrounds, cultures and stakeholders. Leveraging diverse perspectives and creating inclusive environments improves our organizational effectiveness, cultivates innovation, and drives growth.
Our board, directly and through the Compensation and Human Capital Committee, is responsible for oversight of human capital matters. Effective oversight is accomplished through a variety of methods and processes including regular updates and discussions around human capital transformation efforts, technology initiatives impacting the workforce, health and safety matters, employee survey results related to culture and other matters, hiring and retention, employee demographics, labor relations and contract negotiations, compensation and benefits, succession planning and employee training initiatives.
In addition, the Compensation and Human Capital Committee charter was recently expanded to include oversight responsibility for performance and talent management, diversity, equity and inclusion, work culture and employee development and retention. We believe the board’s oversight of these matters helps identify and mitigate exposure to labor and human capital management risks, and is part of the broader framework that guides how we attract, retain and develop a workforce that aligns with our values and strategies.

Total rewards
We offer competitive compensation and benefits. In addition, our long history of employee stock ownership aligns the interests of our management team with shareowners. In the U.S., benefits provided to our non-union employees typically include:
•comprehensive health insurance coverage;
•life insurance;
•short- and long-term disability coverage;
•child/elder care spending accounts;
•work-life balance programs;
•an employee assistance program; and
•a discounted employee stock purchase plan.
We invest in our people by offering a range of other benefits, such as paid time off, retirement plans, and education assistance. In the U.S., these other benefits are generally provided to non-union employees without regard to full-time or part-time status.

Transformation and human capital
As we seek to capture new opportunities and pursue growth, we need employees to grow and innovate along with us. We believe that transforming the UPS employee experience is foundational to our success. This requires a thoughtful balance between the culture we have cultivated over the years and the new perspectives we need to take the business into the future. This investment in capabilities to transform our business includes investing in employee growth opportunities such as professionalism, technical and other training.

19

Employee health and safety
We are committed to industry-leading employee health, safety, and wellness programs across our workforce. We develop a culture of health and safety by:
•investing in safety training and audits;
•promoting wellness practices which mitigate risk; and
•offering benefits that keep employees safe in the workplace and beyond.
Our local health and safety committees coach employees on UPS’s safety processes and are able to share best practices across work groups. Our safety methods and procedures are increasingly focused on the variables associated with residential delivery environments, which have become more common with the growth in e-commerce. We monitor our performance in this area through various measurable targets including lost time injury frequency and the number of recorded auto accidents.

Collective bargaining
We bargain in good faith with the unions that represent our employees. We frequently engage union leaders at the national level and at local chapters throughout the United States. We participate in works councils and associations outside the U.S., which allows us to respond to emerging regional issues abroad. This work helps our operations to build and maintain productive relationships with our employees. We have approximately 330,000 employees employed under a national master agreement and various supplemental agreements with local unions affiliated with the International Brotherhood of Teamsters. These agreements run through July 31, 2023. We have approximately 3,400 pilots who are employed under a collective bargaining agreement with the IPA that becomes amendable September 1, 2023. In 2022, the IPA ratified a two-year contract extension. Terms of the agreement become effective September 1, 2023 and continue in effect through September 1, 2025. The economic provisions in the agreement include pay increases and enhanced pension benefits on substantially similar terms.
Majority Voting and Director Resignation Policy
Our Bylaws provide for majority voting in uncontested director elections. The number of votes cast for a nominee must exceed the number of votes cast against that person. Any incumbent director who does not receive a majority of the votes cast must offer to resign from the board.
In such an event, the Nominating and Corporate Governance Committee will recommend to the board whether to accept or reject the director’s offer to resign after considering all relevant factors. The board will act on the recommendation within 90 days following certification of the election results after considering all relevant information.
Any director who offers to resign must recuse himself or herself from the board vote, unless the number of independent directors who were successful incumbents is fewer than three. The board will promptly disclose its decision regarding any director’s offer to resign, including its reasoning. If the board determines to accept a director’s offer to resign, the Nominating and Corporate Governance Committee will recommend whether and when to fill such vacancy or whether to reduce the size of the board.
Board Meetings and Attendance
The board held five meetings during 2022. Also, during 2022, the Audit Committee met nine times, the Compensation and Human Capital Committee met five times, the Nominating and Corporate Governance Committee met four times and the Risk Committee met four times. Prior to board meetings, the Board Chair and the board’s committee chairs work with management to determine and prepare agendas for the meetings. Board meetings generally occur over two days. Board committees generally meet on the first day, followed by the board meeting. The second day typically consists of reports from each committee chair to the full board, additional presentations by internal business leaders or others with expertise in various subject matters, and an executive session consisting of only independent board members. The executive sessions are chaired by our independent Board Chair.
All directors except one attended 100% of the total number of board and any committee meetings of which he or she was a member in 2022. That individual attended over 93% of the total number of

20	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

their board and any committee meetings. Our directors are expected to attend each annual meeting, and all thirteen directors attended the 2022 Annual
Meeting. The independent directors met in executive session at all board meetings held in 2022.
Code of Business Conduct
We are committed to conducting our business in accordance with the highest ethical principles. Our Code of Business Conduct is applicable to anyone who represents UPS, including our directors, executive officers and all other employees and agents of UPS. A copy of our Code of Business Conduct is available on our investor relations website at www.investors.ups.com.
Conflicts of Interest and Related Person Transactions
Our Audit Committee is responsible for overseeing our Code of Business Conduct, which includes policies regarding conflicts of interest. The Code requires employees and directors to avoid conflicts of interest, defined as situations where the person’s private interests conflict, or may appear to conflict, with the interests of UPS.
We maintain a written related person transactions policy that applies to any transaction or series of transactions in which: (1) the Company or any of its subsidiaries is a participant; (2) any “related person” (executive officer, director, greater than 5% beneficial owner of the Company’s common stock, or an immediate family member of any of the foregoing) has or will have a material direct or indirect interest; and (3) the aggregate amount involved since the beginning of the Company’s last completed fiscal year will exceed or may reasonably be expected to exceed $100,000.
The policy provides that related person transactions that may arise during the year are subject to the Audit Committee’s reasonable prior approval. If advance approval of a related person transaction is not possible, then the transaction will be considered and, if deemed appropriate, ratified no later than the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a transaction, the Audit Committee will consider, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstance, the extent of the related person’s interest in the transaction, whether the transaction would impair independence of a non-employee director and whether there is a business reason for UPS to enter into the transaction. A copy of the policy is available on our investor relations website at www.investors.ups.com. The Company did not engage in any related person transactions since January 1, 2022 that require disclosure in this Proxy Statement or under the Company’s policy.
At least annually, each director and executive officer completes a questionnaire in which they are required to disclose any business relationships that may give rise to a conflict of interest, including transactions where UPS is involved and where an executive officer, a director or a related person has a direct or indirect material interest. We also review the Company’s financial systems and any related person transactions to identify potential conflicts of interest. The Nominating and Corporate Governance Committee reviews a summary of this information and makes recommendations to the Board of Directors regarding each board member’s independence.
We have immaterial ordinary course of business transactions and relationships with companies with which our directors are associated. The Nominating and Corporate Governance Committee reviewed the transactions and relationships that occurred since January 1, 2022 and believes they were entered into on terms that are both reasonable and competitive and did not affect director independence. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

21

Transactions in Company Stock
We prohibit our executive officers and directors from hedging or pledging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities. Furthermore, our employees, officers and directors are prohibited from engaging in short sales of UPS stock.
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines and the charters for each of the board’s committees are available on our investor relations website at www.investors.ups.com. Each committee reviews its charter annually. In addition, the Nominating and Corporate Governance Committee reviews our Corporate Governance Guidelines annually and recommends any changes to the board for approval. When amending our committee charters or Corporate Governance Guidelines, we consider current governance trends and best practices, changes in regulatory requirements, advice from outside sources and input from stakeholders.
Communicating with the Board of Directors
Stakeholders may communicate directly with the board, with the non-management directors as a group, or with any specific director, by writing to the UPS Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Please specify to whom your letter should be directed. After review by the
Corporate Secretary, appropriate communications will be forwarded to the addressee. Advertisements, solicitations for business, requests for employment, requests for contributions, matters that may be better addressed by management or other inappropriate materials will not be forwarded.

22	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Our Board of Directors
Proposal 1 — Director Elections

What am I voting on? Election of each of the 12 named director nominees to hold office until the 2024 Annual Meeting and until their respective successors are elected and qualified.
Board’s Recommendation: Vote FOR the election of each nominee.
Vote Required: A director will be elected if the number of votes cast for that director exceeds the number of votes cast against that director.

The board has nominated the individuals named below for election as directors at the Annual Meeting. Ann Livermore, who has served as a director since 1997, is not up for re-election at the Annual Meeting. We thank Ann for her service and for her significant contributions to UPS. As of the Annual Meeting, the size of the board will be reduced from 13 to 12 directors.
All nominees were elected by shareowners at our last Annual Meeting. If elected, all nominees are expected to serve until the next Annual Meeting and until their respective successors are elected and qualified. If any nominee is unable to serve as a director, the board may reduce the number of directors that serve on the board or choose a substitute nominee. Any nominee who is currently a director, and for whom more votes are cast against than are cast for, must offer to resign from the board.
Diversity with respect to gender, age, ethnicity, skills, experience, perspectives, and other factors is a key consideration when identifying and recommending director nominees. Diversity in our boardroom supports UPS’s continued success. While we do not have a formal policy on board diversity, our Corporate Governance Guidelines emphasize diversity, and the
Nominating and Corporate Governance Committee actively considers diversity in recruitment and nominations of director candidates. The Nominating and Corporate Governance Committee assesses board diversity through periodic board composition evaluations.
As a group, our director nominees effectively oversee and constructively challenge management’s performance in the execution of our strategy. Our directors’ broad professional skills and experiences contribute to a wide range of perspectives in the boardroom. The Nominating and Corporate Governance Committee regularly assesses the skills and experience necessary for our board to function effectively and considers where additional expertise may be needed.
Biographical information about the director nominees appears below, including information about the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and board in determining that the nominee should serve as a director, and director demographics. For additional information about how we identify and evaluate nominees for director, see page 10.

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Director Nominee Skills, Experience and Diversity

Highlights

92% Independent        61 years Average age        7.9 years Average tenure
42% Female        33% Ethnically diverse

Skills and Experience / Attributes
CEO			●	●		●	●				●
CFO		●									●
Consumer / Retail		●					●	●	●		●
Digital Technology	●					●			●		●
Geopolitical Risk								●				●
Global / International			●	●	●		●	●	●			●
Healthcare		●		●	●
Human Capital Management						●	●			●
Operational			●	●	●	●	●	●	●	●
Risk / Compliance / Government	●	●								●	●	●
Sales / Marketing						●	●	●	●	●
Small and Medium-Sized Businesses		•		●		●				●
Supply Chain Management	●			●	●		●	●	●
Technology / Technology Strategy	●		●			●				●
Other Public Company Board Service	●			●		●	●	●	●		●	●
Race / Ethnicity
Asian / Asian American					●
Black / African American	●			●						●
White		●	●			●	●	●	●		●	●
Gender
Female		●			●	●			●		●
Male	●		●	●			●	●		●		●

24	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Director Nominee Biographical Information

Carol Tomé UPS Chief Executive Officer
Career
Carol was appointed UPS’s Chief Executive Officer effective June 2020. As CEO, Carol has primary responsibility for managing the Company’s day-to-day operations, and for developing and communicating our strategy. She was Chief Financial Officer of The Home Depot, Inc., one of the world’s largest retailers, from 2001; and Executive Vice President Corporate Services from 2007 until her retirement in 2019. At The Home Depot, she provided leadership in the areas of real estate, financial services and strategic business development. Her corporate finance duties included financial reporting and operations, financial planning and analysis, internal audit, investor relations, treasury and tax. She previously served as Senior Vice President Finance and Accounting and Treasurer from 2000 until 2001; and from 1995 until 2000 she served as Vice President and Treasurer at The Home Depot.
Carol serves on the Board of Directors of Verizon Communications, Inc. and served on the Board of Directors of Cisco Systems, Inc. until 2020.
Reasons for election
Carol has a thorough understanding of our strategies and operations as a result of serving as Chief Executive Officer, and from her extensive experience gained from serving on the board and as Chair of the Audit Committee prior to becoming Chief Executive Officer. She has an in-depth knowledge of logistics and has broad experience in corporate finance and risk and compliance gained throughout her career at The Home Depot. She brings the experience of having served as Chief Financial Officer of a complex, multi-national business with a large, labor intensive workforce. Carol also has experience with strategic business development, including e-commerce strategy.

Age: 66 Director since 2003 Board Committee –Executive (Chair)

25

Rodney Adkins Former Senior Vice President, International Business Machines Corporation
Career
Rod is President of 3RAM Group LLC, a private company specializing in capital investments, business consulting and property management services. Prior to that role, Rod served as IBM’s Senior Vice President of Corporate Strategy until retiring in 2014. Rod was previously IBM’s Senior Vice President, Systems and Technology Group, a position he held since 2009, and senior vice president of STG development and manufacturing, a position he held since 2007. In his over 30-year career with IBM, a multinational technology company, Rod held a number of other development and management roles, including general management positions for the PC Company, UNIX Systems and Pervasive Computing.
Rod currently serves as non-executive Chairman of Avnet, Inc., in addition to serving on the Boards of Directors of PayPal Holdings, Inc. and W.W. Grainger, Inc. He also served on the Board of Directors of PPL Corporation until 2019.
Reasons for election
As a senior executive of a public technology company, Rod gained a broad range of experience, including experience in emerging technologies and services, global business operations, and supply chain management. He is a recognized leader in technology and technology strategy. In addition, Rod has experience serving as a director of other publicly traded companies.

Age: 64 Director since 2013 Board Committees –Risk (Chair) –Compensation and Human Capital

Eva Boratto Chief Financial Officer, Opentrons Labworks, Inc.
Career
Eva is the Chief Financial Officer at Opentrons Labworks, Inc., a private biotechnology company leveraging its integrated lab platform to accelerate the pace of innovation in life sciences. She has served in this role since February 2022.
Eva served as Executive Vice President and Chief Financial Officer for CVS Health Corporation, a diversified health services company, from 2018 until her retirement in 2021. In this role, Eva was responsible for all aspects of the company’s financial strategy and operations, including accounting and financial reporting, investor relations, mergers and acquisitions, treasury and capital planning, investments, risk management, tax, budgeting and planning, and procurement.
Prior to this role, from 2017 to 2018, Eva was Executive Vice President, Controller and Chief Accounting Officer for CVS Health. She served as Senior Vice President and Chief Accounting Officer of CVS Health from 2013 to 2017. Eva joined CVS in 2010 and served as Senior Vice President for pharmacy benefit management finance until 2013.
Reasons for election
Eva has extensive corporate finance experience gained throughout her career at CVS Health and during her time at Opentrons Labworks. She also brings the experience of having served as Chief Financial Officer of a complex healthcare business with a large workforce and extensive retail presence, and at a smaller, growth oriented business, including deep knowledge of financial reporting and accounting standards. Eva also provides experience with strategic risk management and significant expertise in healthcare matters.

Age: 56 Director since 2020 Board Committee –Audit (Chair)

26	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Michael Burns Former Chairman, Chief Executive Officer and President, Dana Incorporated
Career
Mike was the Chairman, President and Chief Executive Officer of Dana Incorporated, a global manufacturer of technology driveline, sealing and thermal-management products, from 2004 until his retirement in 2008. He joined Dana Incorporated in 2004 after 34 years with General Motors Company. During his tenure at General Motors, Mike held various positions of increasing responsibility, including serving as President of General Motors Europe AG from 1998 to 2004.
Reasons for election
Mike has years of senior leadership experience gained while managing large, complex businesses and leading an international organization that operated in a highly competitive industry. He also has experience in design, engineering, manufacturing, and sales and distribution. Mike also brings deep knowledge of technology and the supply of components and services to major vehicle manufacturers.

Age: 71 Director since 2005 Board Committee –Audit

Wayne Hewett Senior Advisor to Permira and Non-Executive Chairman, Cambrex Corporation
Career
Since 2018, Wayne has served as a senior advisor to Permira, a global private equity firm, and since 2020, as Non-Executive Chairman of Cambrex Corporation, a leading contract developer and manufacturer of active pharmaceutical ingredients and a private portfolio company of Permira Funds. In addition, since 2021, he has served as a director of Lytx, a telematics solutions provider and a portfolio company of Permira Funds. From 2018 to 2021, Wayne also served as Non-Executive Chairman of DiversiTech Corporation, a manufacturer and supplier of HVAC equipment.
Wayne served as Chief Executive Officer and as a member of the Board of Directors of Klöckner Pentaplast Group, a leading supplier of plastic films for pharmaceutical, medical devices, food and other specialty applications, from 2015 to 2017. He also served as President and as a member of the Board of Directors of Platform Specialty Products Corporation during 2015, and as President, Chief Executive Officer and as a member of the Board of Directors of Arysta LifeScience Corporation from 2010 to 2015. Arysta was acquired in 2015 by Platform Specialty Products Corporation.
Prior to joining Arysta, he served as a senior consultant to GenNx360, a private equity firm focused on sponsoring buyouts of middle market companies. He also spent over two decades at General Electric Company, serving in a variety of executive roles.
Wayne currently serves on the Boards of Directors of The Home Depot, Inc. and Wells Fargo, Inc.
Reasons for election
Wayne has extensive experience in general management, finance, supply chain, operational and international matters gained through serving in various executive roles. He has significant experience executing company-wide initiatives across large organizations, developing proprietary products, optimizing supply chains, and using emerging technologies to provide new products and services. He brings insights on business operations and risk management through his senior management roles. In addition, Wayne has valuable experience serving as a director of other publicly traded companies.

Age: 58 Director since 2020 Board Committee –Audit

27

Angela Hwang Chief Commercial Officer and President, Pfizer Biopharmaceuticals Business, Pfizer, Inc.
Career
Angela has been a member of Pfizer, Inc.’s Executive Team since 2018 and currently is Chief Commercial Officer and President of the Pfizer Biopharmaceuticals Business, a position she has held since 2019. In this role, Angela leads Pfizer’s entire commercial business which includes six different businesses reaching patients in more than 125 countries. Angela has been with Pfizer since 1997, working across all geographies and therapeutic areas.
Prior to her current role, during 2018 she served as Group President, Pfizer Essential Health; and from 2016 to 2018 she was Global President Pfizer Inflammation and Immunology. Angela has served in various roles with increasing responsibility, including senior roles in Pfizer Vaccines, Primary Care, and Emerging Markets.
Angela sits on the boards of the European Federation of Pharmaceutical Industries and Associations, the Pfizer Foundation, a charitable organization that addresses global health challenges, and the US China Business Council.
Reasons for election
Angela has significant expertise in the healthcare sector and in managing large complex businesses, including supply chain management and logistics. She also has experience in emerging markets gained through her work across many geographies. Angela is also a strong advocate for women’s leadership and sustainable global health equity.

Age: 57 Director since 2020 Board Committee –Audit

Kate Johnson President and Chief Executive Officer, Lumen Technologies, Inc.
Career
Kate is the President, CEO and a member of the board of directors of Lumen Technologies, Inc., a multinational technology company that integrates network assets, cloud connectivity, security solutions and voice and collaboration tools into one platform for businesses. She has served in these roles since November 2022. Previously, Kate served as President of Microsoft U.S., a division of Microsoft Corporation, from 2017 until 2021. She had responsibility for Microsoft’s U.S. activities, including growing the company’s solutions, services, and support revenues. Prior to Microsoft, she held various senior positions with GE, including Executive Vice President and Chief Commercial Officer GE Digital, from 2016 to 2017; Chief Executive Officer GE Intelligent Platforms Software, from 2015 to 2016; and Vice President and Chief Commercial Officer, from 2013 to 2015.
Reasons for election
Kate has significant public company leadership experience, including CEO experience and experience leading businesses within large companies undergoing transformation, large systems companies, and technology companies. She brings a strong commercial orientation, strategic experience and technical acumen.

Age: 55 Director since 2020 Board Committees –Nominating and Corporate Governance –Risk

28	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

William Johnson Former Chairman, President and Chief Executive Officer, H.J. Heinz Company
Career
Bill currently serves as UPS’s Board Chair, and previously served as Chairman, President and Chief Executive Officer of H.J. Heinz Company, a global packaged foods manufacturer, from 2000 until his retirement in 2013. He became President and Chief Operating Officer of H.J. Heinz in 1996, and assumed the position of President and Chief Executive Officer in 1998.
Bill serves on the Board of Directors of Sovos Brands, Inc. He previously served on the Board of Directors of PepsiCo, Inc. until 2020.
Reasons for election
Bill has significant senior management experience gained through over 13 years of service as the Chairman and Chief Executive Officer of H.J. Heinz, a corporation with significant international operations and a large, labor intensive workforce. He also has deep experience in operations, marketing, brand development and logistics. He served as our lead independent director from 2016 to 2020, and he has served as our independent Board Chair since 2020, during which time he has gained significant knowledge and expertise about our board functions, operations, business and strategy.

Age: 74 Director since 2009 –Board Chair since 2020 –Lead Director 2016 – 2020 Board Committees –Nominating and Corporate Governance (Chair) –Executive

Franck Moison Former Vice Chairman, Colgate-Palmolive Company
Career
Franck was Vice Chairman for the Colgate-Palmolive Company, a global consumer products company, a position he held from 2016 until his retirement in 2018. He led Colgate-Palmolive’s operations in Asia, South Pacific and Latin America, and he also led Global Business Development. Previously, he was Chief Operating Officer of Emerging Markets from 2010 until 2016, and he was given additional responsibility for Business Development in 2013. Beginning in 1978, Franck served in various management positions with Colgate-Palmolive, including President, Global Marketing, Global Supply Chain & R&D from 2007 to 2010; and President, Western Europe, Central Europe and South Pacific from 2005 to 2007.
He serves on the Boards of Directors of Hanes Brands, Inc. and SES-imagotag in France. He is the Chairman of the International Advisory Board of the EDHEC Business School (Paris, London, Singapore) and is a member of the International Board of the McDonough School of Business at Georgetown University.
Reasons for election
Franck has extensive experience as a senior executive at a large organization engaged in international business. He is a leader in consumer product innovation, strategic marketing, acquisitions, and emerging market business development. He is a highly accomplished marketing and operating executive in the global consumer products industry. In addition, Franck has experience serving as a director of other publicly traded companies.

Age: 69 Director since 2017 Board Committees –Nominating and Corporate Governance –Risk

29

Christiana Smith Shi Former President of Direct-to-Consumer, Nike, Inc.
Career
Christiana is the founder and principal at Lovejoy Advisors, LLC, an advisory services firm that assists clients with digitally transforming consumer and retail businesses. She was the President, Direct-to-Consumer, for Nike, Inc., a global apparel company, from 2013 until 2016. From 2012 through 2013, she was Nike’s Vice President and General Manager, Global Digital Commerce. She joined Nike in 2010 as Vice President and Chief Operating Officer, Global Direct-to-Consumer. Prior to joining Nike, Christiana spent 24 years at global management consulting firm McKinsey & Company, the last 10 as a senior partner. She began her career at Merrill Lynch & Company in 1981 and served in various trading, institutional sales and investment banking roles.
Christiana also serves on the Boards of Directors of Mondelēz International, Inc. and Columbia Sportswear Company. She served on the Board of Directors of Williams-Sonoma, Inc. until 2019.
Reasons for election
Christiana has substantial experience in digital commerce, global retail operations and helping companies with transformative change. She also has strong supply chain and cost management expertise in the global consumer industry. She gained experience advising senior executives at consumer companies across North America, Europe, Latin America and Asia on leadership and strategy. Christiana also has extensive public company board experience.

Age: 63 Director since 2018 Board Committees –Compensation and Human Capital –Risk

Russell Stokes President and Chief Executive Officer Commercial Engines and Services, GE Aerospace
Career
Russell is President and Chief Executive Officer, Commercial Engines and Services, GE Aerospace, a world-leading provider of jet engines, components and integrated systems for commercial and military aircraft, and a provider of services to support these offerings. He has served in these roles since July 2022 and is responsible for an industry-leading portfolio of engines and services.
Russell previously served as President and CEO of GE Aviation Services from 2020 until 2022, where he was responsible for commercial growth, operating performance and customer experience across its global Overhaul and Repair footprint. Prior to this role, Russell was president and CEO of GE Power Portfolio from 2019 to 2020, GE Power from 2017 to 2019, GE Energy Connections from 2015 to 2017, and GE Transportation from 2013 to 2015. He has held other senior roles at GE Transportation and GE Aviation. Russell joined GE in 1997 as part of GE’s Financial Management Program.
Reasons for election
During his more than 25-year career at GE, Russell has gained deep finance and operating experience through navigating multiple industries, business segments, and market cycles. He has extensive experience in transforming businesses by moving complex business issues into focused, targeted actions for improvement. He has experience in developing solutions and technology required to successfully implement business strategies.

Age: 51 Director since 2020 Board Committees –Compensation and Human Capital –Nominating and Corporate Governance

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Kevin Warsh Former Member of the Board of Governors of the Federal Reserve System, Distinguished Visiting Fellow, Hoover Institution, Stanford University
Career
Kevin serves as the Shepard Family Distinguished Visiting Fellow in Economics at Stanford University’s Hoover Institution, a public policy think tank, and as a Dean’s Visiting Scholar and lecturer at Stanford’s Graduate School of Business. He also serves as advisor at Duquesne Family Office LLC and is a member of the Group of Thirty (G30) and the Panel of Economic Advisers of the Congressional Budget Office (CBO).
He was a member of the Board of Governors of the Federal Reserve from 2006 until 2011. From 2002 until 2006, Kevin served at the White House as President George W. Bush’s special assistant for economic policy and as executive secretary of the National Economic Council. Kevin was previously employed by Morgan Stanley & Co., eventually serving as vice president and executive director of the Mergers and Acquisitions department.
He also serves on the Board of Directors of Coupang, Inc.
Reasons for election
Kevin has extensive experience in understanding and analyzing the economic environment, the financial marketplace and monetary policy. He has a deep understanding of the global economic and business environment. Kevin also brings the experience of working in the private sector for a leading investment bank gained during his tenure at Morgan Stanley & Co.

Age: 52 Director since 2012 Board Committees –Compensation and Human Capital –Nominating and Corporate Governance
Director Independence
Having a significant majority of non-management independent directors encourages robust debate and challenged opinions in the boardroom. Our Corporate Governance Guidelines include director independence standards consistent with the New York Stock Exchange (“NYSE”) listing standards. Our Corporate Governance Guidelines are available on the governance section of our investor relations website at www.investors.ups.com.
The board has evaluated each director’s independence and considered whether there were any relevant relationships between UPS and each director, or any member of his or her immediate family. The board also examined whether there were any relationships between UPS and organizations where a director is or was a partner, principal shareowner or executive officer. Specifically, the board evaluated certain ordinary course business transactions and relationships between UPS and the organizations that currently or in the prior year employed Eva Boratto, Mike Burns, Wayne Hewett, Angela Hwang, Kate Johnson, Russell Stokes and Kevin Warsh, or their immediate family members, as an executive officer. The board also evaluated the ordinary course business transactions and relationships between UPS and any organizations where Rod Adkins, Wayne Hewett, Christiana Smith Shi and Kevin Warsh, or their immediate family members, were a partner or principal shareowner. In each case, no such transactions exceeded the thresholds in UPS’s Corporate Governance Guidelines. The board determined that none of these transactions or relationships were material to the Company, the individuals or the organizations with which they were associated.
The board has determined that each director nominee (other than our CEO, Carol Tomé), is independent. With respect to Ann Livermore, who currently serves as a director but has not been nominated for re-election, the board has determined that she was independent. All members of the Audit Committee, Compensation and Human Capital Committee, Nominating and Corporate Governance Committee and Risk Committee are independent, and all members of the Audit Committee and the Compensation and Human Capital Committee meet the additional independence criteria applicable to directors serving on these committees under New York Stock Exchange listing standards.

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Committees of the Board of Directors
The board has four committees composed entirely of independent directors as defined by the NYSE and by our director independence standards. Information about each of these committees is provided below. The board also has an Executive Committee that may exercise all powers of the Board of Directors in the management of our business and affairs, except for those powers expressly reserved to the board under Delaware law or otherwise limited by the board. Carol Tomé is the Chair, and Ann Livermore and Bill Johnson also serve on the Executive Committee.

Audit Committee(1)	Compensation and Human Capital Committee(2)	Nominating and Corporate Governance Committee	Risk Committee
Eva Boratto, Chair Michael Burns Wayne Hewett Angela Hwang	Ann Livermore, Chair Rodney Adkins Christiana Smith Shi Russell Stokes Kevin Warsh	William Johnson, Chair Kate Johnson Franck Moison Russell Stokes Kevin Warsh	Rodney Adkins, Chair Kate Johnson Ann Livermore Franck Moison Christiana Smith Shi

Meetings in 2022: 9	Meetings in 2022: 5	Meetings in 2022: 4	Meetings in 2022: 4
Primary Responsibilities	Primary Responsibilities	Primary Responsibilities	Primary Responsibilities
•Assisting the board in discharging its responsibilities relating to our accounting, reporting and financial practices
•Overseeing our accounting and financial reporting processes
•Overseeing the integrity of our financial statements, our systems of disclosure controls and internal controls
•Overseeing the performance of our internal audit function
•Engaging and overseeing the performance of our independent accountants
•Overseeing compliance with legal and regulatory requirements as well as our Code of Business Conduct
•Discussing with management policies with respect to financial risk assessment

•Assisting the board in discharging its responsibilities with respect to compensation of our senior executive officers
•Reviewing and approving corporate goals and objectives relevant to the compensation of our CEO
•Evaluating the CEO’s performance
•Overseeing the evaluation of risk associated with our compensation strategy and programs
•Overseeing any outside consultants retained to advise the Committee
•Recommending to the board the compensation for non-management directors
•Overseeing performance and talent management, diversity, equity and inclusion, work culture and employee development and retention

•Addressing succession planning
•Assisting the board in identifying and screening qualified director candidates, including shareowner submitted candidates
•Recommending candidates for election or reelection, or to fill vacancies, on the board
•Aiding in attracting qualified candidates to serve on the board
•Recommending corporate governance principles, including the structure, composition and functioning of the board and all board committees, the delegation of authority to subcommittees, board oversight of management actions and reporting duties of management

•Overseeing management’s identification and evaluation of enterprise risks
•Overseeing and reviewing with management the Company’s risk governance framework
•Overseeing risk identification, tolerance, assessment and management practices for strategic enterprise risks, including cybersecurity risks and cyber incident response
•Reviewing approaches to risk assessment and mitigation strategies in coordination with the board and other board committees
•Communicating with the Audit Committee to enable the Audit Committee to perform its statutory, regulatory, and other responsibilities with respect to oversight of risk assessment and risk management

(1)All members of the Audit Committee have been designated by the Board of Directors as audit committee financial experts. Each member of the Audit Committee meets the independence requirements of the NYSE and Securities and Exchange Commission (“SEC”) rules and regulations applicable to audit committee members, and each is financially literate.
(2)Each member of the Compensation and Human Capital Committee meets the NYSE’s independence requirements applicable to compensation committee members. In addition, each member is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934. None of the members is or was during 2022 an employee or former employee of UPS, and none had any direct or indirect material interest in or relationship with UPS outside of his or her position as a non-employee director. The Compensation and Human Capital Committee may delegate its responsibilities to subcommittees of one or more directors as it may deem appropriate. For information regarding the role of our executive officers and the committee’s independent compensation consultant in determining or recommending the amount or form of executive and director compensation (as applicable), please see the Compensation Discussion and Analysis section and the Director Compensation section below in this Proxy Statement. Compensation Committee Interlocks and Insider Participation: None of our executive officers serves or served during 2022 as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation and Human Capital Committee.

32	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Director Compensation
The Compensation and Human Capital Committee of the Board of Directors evaluates director compensation with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”).
For service in 2022, our non-employee directors received a cash retainer of $111,250 and a restricted stock unit (“RSU”) award valued at $175,000. Equity compensation links director pay to the value of Company stock and aligns the interests of directors with long-term shareowners. Directors are also reimbursed for board related expenses.
Our independent Board Chair received an additional cash retainer of $160,000 and an additional RSU award valued at $70,000 to reflect the additional responsibilities and time commitment associated with the position. The chairs of the Compensation and Human Capital, Nominating and Corporate Governance and Risk Committees received an additional cash retainer of $20,000, and the Chair of the Audit Committee received an additional cash retainer of $25,000. Our CEO does not receive any compensation for board service.
Cash retainers are paid on a quarterly basis. Non-employee directors may defer retainer fees by participating in the UPS Deferred Compensation Plan, but the Company does not make any contributions to this plan. There are no preferential or above-market earnings in the UPS Deferred Compensation Plan.
RSUs are fully vested on the date of grant and are required to be held by the director until he or she separates from the board, at which time the RSUs convert to shares of class A common stock. Dividends earned on shares underlying their RSUs are deemed reinvested in additional units at each dividend payable date and are subject to the same terms as the original grant. This holding period increases the strength of the alignment of directors’ interests with those of our long-term shareowners.
Prior to August 2022, director compensation had not increased since 2019. Following a review of Company peer group and broader industry practices, in August 2022, the Board increased non-employee director annual cash retainers to $115,000 and increased the annual RSU award value to $180,000. The changes were made to improve the competitiveness of non-employee director compensation.

2022 Director Compensation and Outstanding Stock Awards
The following tables set forth the cash compensation paid to individuals who served as directors in 2022 (other than our CEO) and the aggregate value of stock awards granted to those persons in 2022, as well as outstanding director equity awards held as of December 31, 2022.

2022 Director Compensation					Outstanding Director Stock Awards (as of December 31, 2022)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)		Stock Awards
					Name	Restricted Stock Units (#)	Phantom Stock Units (#)
Rodney Adkins(3)	131,250	174,936	—	306,186	Rodney Adkins	18,069	—
Eva Boratto(3)	136,250	174,936	9,550	320,736	Eva Boratto	2,728	—
Michael Burns	111,250	174,936	—	286,186	Michael Burns	29,954	—
Wayne Hewett	111,250	174,936	—	286,186	Wayne Hewett	2,728	—
Angela Hwang	111,250	174,936	5,350	291,536	Angela Hwang	3,078	—
Kate Johnson	111,250	174,936	5,350	291,536	Kate Johnson	2,414	—
William Johnson(3)(4)	291,250	244,874	4,622	540,746	William Johnson	32,104	—
Ann Livermore(3)	131,250	174,936	5,350	311,536	Ann Livermore	29,954	2,827
Franck Moison	111,250	174,936	—	286,186	Franck Moison	9,938	—
Christiana Smith Shi	111,250	174,936	—	286,186	Christiana Smith Shi	8,018	—
Russell Stokes	111,250	174,936	—	286,186	Russell Stokes	2,414	—
Kevin Warsh	111,250	174,936	—	286,186	Kevin Warsh	20,167	—
					Carol Tomé(5)	26,052	1,336

(1)The values of stock awards in this column represent the grant date fair value of RSUs granted in 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. RSUs are fully vested on the date of grant and are settled in shares of class A common stock upon the director’s separation from service from UPS.
(2)From time to time, when it is in the best interests of the Company, directors may be allowed or encouraged to bring a spouse to Company sponsored events. In such event, the incremental cost to the Company for spousal attendance is treated as compensation to the director. Amounts in this column represent such cost.
(3)Includes cash compensation for committee chair service.
(4)Includes compensation and stock awards for independent board chair service.
(5)Only includes outstanding stock awards that were granted while serving as an independent director.

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Executive Compensation
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee (as used in this Executive Compensation section, the “Committee”) is responsible for setting the principles that guide compensation decision-making, establishing the performance goals under our executive compensation plans and programs, and approving compensation for the executive officers. The Committee is also responsible for overseeing performance and talent management, diversity, equity and inclusion, work culture and employee development and retention.
We are focused on maintaining an executive compensation program that supports the long-term interests of the Company’s shareowners. We align the interests of our executive officers with those of all shareowners by linking a significant portion of compensation to Company performance and shareowner returns. The Company’s programs are also designed to attract, retain, and motivate executives who make substantial contributions to the Company’s performance by allowing them to share in the Company’s success.
Our significant efforts in the past year included developing and implementing an appropriate executive compensation structure and performance goals in the midst of the lingering effects of a global pandemic, and analyzing and updating the pay mix for our executive officers through structural changes to the annual incentive program, beginning in 2023. The Committee’s compensation framework, with the support of our independent compensation consultant, enabled us to successfully navigate these challenges consistent with our compensation principles. Also during 2022, the Committee continued to execute on its human capital oversight responsibilities, including supporting succession planning efforts at the Executive Leadership Team level, and overseeing progress towards the Company’s diversity in management goals.
We have reviewed the Compensation Discussion and Analysis and discussed it with management. Based on our review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2023 Proxy Statement and incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission.
The following Compensation Discussion and Analysis describes the Committee’s principles, strategy and programs regarding 2022 executive compensation.

The Compensation & Human Capital Committee

Ann Livermore, Chair
Rodney Adkins
Christiana Smith Shi
Russell Stokes
Kevin Warsh

34	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Compensation Discussion and Analysis
UPS’s executive compensation principles, strategy and programs for 2022, and certain aspects of the 2023 programs, are described below. This section explains how and why the Committee made its 2022 compensation decisions for our executive officers, including details regarding the following Named Executive Officers (“NEOs”):

Named Executive Officer	Title
Carol Tomé	Chief Executive Officer
Brian Newman	Chief Financial Officer
Nando Cesarone	President U.S. and UPS Airline
Kate Gutmann	President International, Healthcare and Supply Chain Solutions
Bala Subramanian (joined UPS in July 2022)	Chief Digital and Technology Officer

Executive Compensation Strategy
UPS’s executive compensation programs are designed to drive organizational performance by tying a significant portion of pay to Company performance; attract, retain and motivate by competitively and fairly compensating our executive officers; encourage long-term stock ownership and careers with UPS; and align the interests of our executives to long-term value creation.
We believe it is appropriate to have a clear link between variable pay and operational and financial performance. We seek to develop performance metrics aligned with the Company’s strategy and business model. Long-term incentive awards vest over timeframes aligned with the delivery of long-term shareholder value.

Key Elements of UPS Executive Compensation
Total target direct compensation (generally, base salary and annual and long-term incentives, but excluding any special awards) for our NEOs in 2022 consisted of the following key elements.

Total Target
Direct
Compensation

Base Salary

- Fixed cash compensation
- Designed to provide an appropriate level of financial certainty

Annual Incentive Awards

- Subject to achievement of key business objectives for the year
- Payout is "at risk" based on Company performance
- 2/3 of any payout is in the form of Restricted Performance Units ("RPUs")

Ownership Incentive Awards

- Designed to encourage ownership of Company stock
- Value of award is based on equity ownership

Stock Option Awards

- Further aligns shareowner and employee interests
- Motivates toward sustained stock price increase
- Multi-year vesting provides retention incentive

Long-term Incentive Performance Awards

- Payout is subject to achievement of performance metrics over a three-year period
- Supports long-term strategy
- Motivates and rewards achievement of long-term goals
- Acts as a retention mechanism

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Target Direct Compensation
A substantial majority of NEO total target direct compensation is “at risk” and subject to the achievement of annual or long-term performance goals and/or continued employment with UPS. The charts below highlight the elements of our CEO and an average of other NEOs’ target direct compensation for 2022.

Other Elements of Compensation

Benefits	Perquisites	Retirement Programs
✓NEOs generally participate in the same plans as other employees. ✓Includes medical, dental and disability plans. ✓See further details on page 45.
✓Limited in nature; we believe benefits to the Company outweigh the costs.
✓Includes financial planning and executive health services that facilitate the NEOs’ ability to carry out responsibilities, maximize working time and minimize distractions.
✓Considered necessary or appropriate to attract and retain executive talent.
✓See further details on page 45.

✓NEOs and most non-union U.S. employees participate in the same qualified plans with the same formulas.
✓Includes non-qualified and qualified pension, retirement savings and deferred compensation plans.
✓See further details on page 45.

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Roles and Responsibilities
The Committee is responsible for setting the principles that guide compensation decision-making, establishing performance goals under our executive compensation plans and programs, and approving compensation for the executive officers. The Committee may engage the services of outside advisors and other consultants. In 2022, the
Committee retained FW Cook to act as its independent compensation advisor. FW Cook reported directly to the Committee and provided no additional services to UPS. The following table summarizes the key roles and responsibilities in the executive compensation decision-making process.

Participant and Roles
The Committee
•develops principles underpinning executive compensation
•sets performance goals upon which incentive payouts are based
•evaluates the CEO’s performance
•reviews the CEO’s performance assessment of other executive officers
•reviews and approves incentive and other compensation of the executive officers
•reviews and approves the design of other benefit plans for executive officers
•oversees the risk evaluation associated with our compensation strategy and programs
•considers whether to engage any compensation consultant, and evaluates their independence
•reviews and discusses the Compensation Discussion and Analysis with management
•recommends to the board the inclusion of the Compensation Discussion and Analysis in the Proxy Statement
•approves the inclusion of the Committee’s report on executive compensation in the Proxy Statement

Independent Members of the Board of Directors
•review the Committee’s assessment of the CEO’s performance
•complete a separate evaluation of the CEO’s performance
•approve the Compensation Discussion and Analysis for inclusion in the Proxy Statement

Independent Compensation Consultant
•serves as a resource for market data on pay practices and trends
•provides independent advice to the Committee
•provides competitive analysis and advice related to outside director compensation
•reviews the Compensation Discussion and Analysis
•conducts an annual risk assessment of the Company’s compensation programs

Executive Officers
•the CEO makes compensation recommendations to the Committee for the other executive officers
•the CEO and CFO recommend performance goals under incentive compensation plans and provide an assessment as to whether performance goals were achieved

Compensation Consultant Independence
In November 2022, the Committee reviewed FW Cook’s independence and evaluated any potential conflicts of interest.
The Committee evaluated all relevant factors, including: (1) other services provided to UPS by FW Cook (if any); (2) fees paid by UPS as a percentage of FW Cook’s total revenue; (3) policies or procedures maintained by FW Cook that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the
Committee; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between UPS executive officers and FW Cook or the individual consultants involved in the engagement.
After evaluating these factors, the Committee concluded that FW Cook was independent, and that the engagement of FW Cook did not raise any conflict of interest.

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Peer Group and Market Data Utilization
In determining compensation targets and payouts, the Committee evaluates, among other things, pay practices and compensation levels at a peer group of companies. In addition to peer group analyses, the Committee considers other market data, including general compensation survey data from comparably sized companies. Compensation is not targeted to a particular percentile within that peer group or otherwise.
With assistance from its independent compensation consultant, the Committee evaluates the peer group annually to determine if the companies included in the group are the most appropriate comparators for measuring the success of our executives in delivering shareowner value. The Committee seeks to select a compensation peer group that is aligned with the Company’s business strategy and focus. Quantitative considerations consist of historical revenue, operating income and free cash flow, as well as total shareholder return. Other more general considerations include market capitalization, percentage of foreign sales, capital intensity, operating margins and size of employee population.
Following a comprehensive reevaluation and revisions to the peer group in 2021, no further changes were made to the compensation peer group in 2022. The compensation peer group consists of the following:

AT&T, Inc.	FedEx Corporation	McDonald’s Corp.
The Boeing Company	The Home Depot, Inc.	PepsiCo, Inc.
Caterpillar Inc.	Intel Corporation	The Procter & Gamble Company
Cisco Systems, Inc.	Johnson & Johnson	Target Corp.
Comcast Corporation	Lockheed Martin Corporation	Walmart, Inc.
Deere & Company	Lowe’s Companies, Inc.

Internal Compensation Comparisons and Annual Performance Reviews
The Committee also generally considers the compensation differentials between executive officers and other UPS positions, and the additional responsibilities of the CEO compared to other executive officers. Internal comparisons help ensure that executive officer compensation is reasonable when compared to that of direct reports.
The CEO assesses the performance of all other executive officers each year and provides feedback to the Committee. In addition, the Committee evaluates the CEO’s performance on an annual basis. The Committee Chair discusses the results of this evaluation with the full board (other than the CEO) in an executive session. As part of this evaluation, the board considers the CEO’s strategic vision and leadership, execution of UPS’s business strategy, and achievement of business goals. Other factors include the CEO’s ability to make long-term decisions that create a competitive advantage, and overall effectiveness as a leader.

Base Salary
Base salaries provide our NEOs with a fixed level of cash compensation and are designed to provide an appropriate level of financial certainty. The Committee considers several factors in determining NEOs’ annual base salaries, including Company and individual performance, scope of responsibility, leadership, market data and internal compensation comparisons. Taking all of those factors into account, in March 2022, the Committee approved a 9.9% base salary increase for our CEO and increases of between 3.3% and 12.5% for the other NEOs (other than Bala Subramanian, who joined the Company in July 2022).

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Management Incentive Program - Annual Awards Overview
The UPS Management Incentive Program (“MIP”) motivates management and aligns pay with annual Company performance. This is accomplished by linking payouts to the achievement of pre-established metrics, individual performance and stock ownership.
Annual MIP performance incentive award opportunities are provided as a percentage of base salary. Incentive award payouts are determined by the Committee, taking into consideration:
•actual performance compared to MIP targets (described below);
•the MIP payout as a percent of target to non-executive officer MIP participants;
•individual performance; and
•the overall business environment and economic trends.
In addition, we encourage employees to maintain a substantial ownership interest in UPS stock. Like prior years, 2022 MIP participants were eligible for an ownership incentive award of up to the equivalent of one month’s salary by maintaining significant ownership of UPS equity securities.
The amount of the award is equal to the value of the participant’s equity ownership as of December 31, 2022, multiplied by an ownership incentive award percentage set out below, up to a maximum award of one month’s salary. The MIP ownership incentive award, to the extent earned, is paid in the same proportion of cash and equity as the MIP performance incentive award.
Ownership levels are determined by totaling the number of UPS shares in the participant’s family group accounts and the participant’s eligible unvested restricted units and deferred compensation shares. The number of UPS shares determined for purposes of an NEO’s ownership level is multiplied by the closing price of a class B share on the NYSE on the last trading day of the year.
MIP awards are considered fully at risk based on Company performance and subject to a $5 million maximum for each NEO. Following the Committee’s approval, the earned portion of the award is paid two-thirds in restricted performance units (“RPUs”) and one-third in cash. The number of RPUs granted is determined by dividing the dollar value of the portion of the MIP award paid in RPUs by the closing price of our class B common stock on the NYSE on the grant date.
When dividends are paid on UPS common stock, an equivalent value is credited to the participant’s bookkeeping account in additional RPUs. RPUs granted under the 2022 MIP vested on December 31, 2022 and are transferable beginning on the first anniversary of the grant date. RPUs are settled in shares of class A common stock.
Initial MIP awards earned by newly hired employees are paid entirely in vested class A shares, with no cash component.
2022 MIP Performance Incentive Awards
In February 2022, the Committee adopted financial performance metrics for the NEOs’ MIP performance incentive awards as follows:
•Adjusted Consolidated Revenue Growth (weighted 20%), which is measured as year-over-year growth in consolidated revenue. Revenue growth is calculated on a constant currency basis and is important to generating profits and maintaining our long-term competitive positioning and viability.
•Adjusted Consolidated Operating Profit Growth (weighted 40%), which is measured as year-over-year growth in operating profit on a constant currency basis. For purposes of measuring this growth, operating profit was determined by reference to our publicly reported adjusted operating profit for each of 2021 and 2022. This growth is directly impacted by our effectiveness in achieving our targets in other key performance elements, including volume and revenue growth and operating leverage.
•Adjusted Return on Invested Capital (“ROIC”) (weighted 40%), which is calculated as the trailing twelve months of adjusted operating income divided by the average of current assets, current liabilities, goodwill, intangible assets, net property, plant and equipment, other assets, and operating lease right-of-use assets. We consider ROIC to be a useful measure for evaluating the effectiveness and efficiency of our long-term capital investments. ROIC is calculated by reference to our publicly reported adjusted operating profit.
After monitoring and considering the economic impact and uncertainty caused by continued impacts from the coronavirus pandemic, including the challenges around longer-term forecasting, as well as the perceived effectiveness of a similar approach in 2021, the Committee determined it remained appropriate to bifurcate the performance period for the 2022 MIP award into two six-month performance periods, with each performance period accounting for 50% of the overall award.

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2022 MIP Award
The Committee approved financial performance goals after discussing with management and its independent compensation consultant expected financial performance, risks related to the continued impact of the coronavirus pandemic, and the other matters described above. The goals for the first performance period were set in February 2022 and the goals for the second performance period were set in August 2022, in each case without a threshold or maximum goal level. The goals approved by the Committee, and the performance results, were as follows:

2022 MIP Financial Performance Metrics(1)	First Half 2022 Goal	First Half 2022 Actual	Second Half 2022 Goal	Second Half 2022 Actual
Adjusted Consolidated Revenue Growth	5.1%	6.3%	4.1%	0.9%
Adjusted Consolidated Operating Profit Growth	7.3%	10.5%	4.6%	1.7%
Adjusted ROIC	31.4%	31.8%	30.5%	29.8%
(1)Non-GAAP financial measures. See footnote on page 42.
The Committee maintains discretion to adjust awards earned under the MIP up (but not above the maximum amount for each NEO) or down based on its qualitative assessment of each NEO’s individual performance. With respect to the CEO’s MIP award, the Committee considers the results of the board’s annual evaluation of the CEO, which includes ratings on:
•leadership qualities;
•strategic planning and execution;
•managing for financial results;
•retaining and developing a diverse executive management team;
•providing equal opportunity employment, and understanding and addressing issues facing employees;
•ensuring the Company contributes to the well-being of the communities in which it operates;
•promoting compliance and ethical behavior; and
•board relations.
For NEOs other than the CEO, the Committee takes into consideration the recommendations of the CEO. Individual accomplishments during 2022 that were considered by the Committee are described below.

Carol Tomé
Throughout 2022, Carol led the team to be “better and bolder” by responding rapidly and decisively to changing macro conditions. She skillfully focused on what mattered most and could be controlled. Carol’s commitment to customers remained paramount, as UPS led the industry in U.S. service levels, enhanced the customer experience across the globe, and increased opportunities for small and medium-sized businesses to thrive using initiatives like the UPS Digital Access Program. Carol oversaw the strategic acquisition of Bomi Group, expanding UPS healthcare capabilities in Europe and Latin America. She activated a refreshed, simplified leadership model which encourages all UPSers, regardless of their positions, to use their Head to Strategize, Heart to Inspire, and Hands to Deliver.
Carol’s relentless quest to position UPS as a digital leader was demonstrated by several bold actions in 2022. Carol oversaw the acquisition of Delivery Solutions, a SaaS technology company. She ignited an enterprise-wide data strategy program and increased the digital fluency of the entire senior leadership team through completion of a customized, university-led course. To supercharge the Company’s digital transformation, Carol hired an experienced technology executive into the newly created role of Chief Data and Technology Officer. Through Carol’s leadership, UPS exceeded $100 billion in revenue, a Company record, with operating margin and return on invested capital results that exceeded targeted goals.
Brian Newman
In 2022, Brian safeguarded UPS’s financial health during challenging economic times. He continued to lead the finance transformation journey which is delivering process and internal control improvements while reaping cost savings. Brian launched a new capital life cycle process and is overseeing several impactful financial systems upgrades. He returned value to shareowners through the execution of $3.5 billion in share repurchases and the payment of over $5 billion in dividends. Brian supported the Delivery Solutions and Bomi Group acquisitions. Under his leadership, adjusted operating margin and adjusted ROIC targets were achieved ahead of the original schedule, and UPS surpassed $100 billion in revenue.
Nando Cesarone
Nando’s role expanded in 2022 to include the sales, automotive, and the building and systems engineering teams. Under his leadership, UPS was recognized for the fifth straight year for providing the best service during the holiday season. Nando posted excellent financial results, leading his team to create positive operating leverage by adapting operating plans and

40	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

optimizing the network for profit as part of the Total Service Plan. He continued to drive initiatives that enhance the employee experience, including the Operator Experience and Health and Safety redesign, while increasing investments in training.
Kate Gutmann
In 2022, Kate moved into a new role leading International Small Package Operations, Healthcare and Supply Chain Solutions. She focused the team on selling One UPS, and led using a global, holistic approach that optimized strengths in key markets to offset challenges in others. Despite weakening global economic conditions and unanticipated external pressures, Kate delivered strong results by controlling cost and unlocking growth wherever possible. Under her leadership, service levels, productivity and safety improved, and customer satisfaction increased. Kate oversaw two successful deals that expand the UPS footprint: a partnership with Movin in India and the acquisition of Bomi Group, a global leader in healthcare logistics.
Bala Subramanian
Since joining UPS in July 2022, Bala quickly assessed the UPS technological landscape, immersed himself in the business, and created a three-year strategy and roadmap. Without hesitation, he accelerated the digital strategy and made investments in infrastructure and staffing models to shift the technology team from supporting the business to being the business. Bala revamped the IT outsourcing philosophy to reduce third-party investments, hired experienced external talent, formed strategic partnerships and kickstarted a development center build in India.
2022 MIP Payout
The Committee approved the following MIP award payouts for each NEO.

Name	Incentive Target (% Base Salary)	Incentive Target Value ($)	Actual Incentive Value ($)	Ownership Award Percentage (% of ownership)	Maximum Ownership Award Value ($)	Actual Ownership Award Value ($)	Total 2022 MIP Award Payout ($)
Carol Tomé	200	3,000,000	3,000,000	1.25	125,000	107,795	3,107,795
Brian Newman	130	1,027,900	1,027,900	1.50	65,891	65,190	1,093,090
Nando Cesarone	130	1,027,000	1,027,000	1.50	65,833	65,833	1,092,833
Kate Gutmann	130	1,027,000	1,027,000	1.50	65,833	65,833	1,092,833
Bala Subramanian(1)	130	942,500	471,250	1.50	60,417	44,133	515,383
(1) Bala Subramanian’s Actual Incentive Value was prorated based on his July start date.
Pay Mix Redesign
Employee engagement and satisfaction are key components of the Company’s People Led strategic pillar and are critical to attracting and retaining employees. As part of a recent employee engagement survey, employees indicated a desire for updates to the Company’s pay structure. As a result, the Committee worked with FW Cook to examine base and incentive pay trends among the compensation peer group and more broadly.
Based on that evaluation, in November 2022, the Committee approved changes to the overall pay mix for MIP participants, including the NEOs. These changes result in better alignment of annual incentive pay with market practices, improve the competitiveness of base salaries and simplify compensation design. The key changes are effective beginning with the 2023 MIP award to be made in 2024, and include the following (which we expect to discuss in greater detail in next year’s proxy statement):
•MIP awards will be paid in cash, unless a participant elects to receive the award in shares;
•Ownership Incentive portions of awards will be discontinued, with a generally equivalent value incorporated into base salary; and
•MIP award targets as a percentage of base salary will be reduced for all participants (other than the CEO) to account for increases in base salaries for participants.

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Long-Term Incentive Awards
Our two long-term incentive programs, the Long-Term Incentive Performance (“LTIP”) program and the Stock Option program, provide participants with equity-based incentives that reward performance over a multi-year period and serve as a retention mechanism. Overlapping LTIP performance cycles incentivize sustained financial performance. The Stock Option program rewards stock price appreciation, which is directly linked to shareowner returns. A summary of these two programs follows:

Program	Performance Measures and/or Value Proposition for 2022 Awards	Payment Form and Program Type	Program Objectives
LTIP	Adjusted Earnings Per Share Growth Adjusted Free Cash Flow Relative Total Shareowner Return as a modifier Value increases or decreases with stock price	If earned, RPUs are settled in stock If earned, RPUs generally vest at the end of the three-year performance period	Supports long-term operating plan and business strategy Significant link to shareowner interests
Stock Option	Value recognized only if stock price appreciates	Stock options generally vest 20% per year over five years and have a ten-year term	Significant link to shareowner interests Enhance stock ownership and shareowner alignment
Total Long-Term Equity Incentive Award Target Values
Long-term equity incentive award target values are determined based on internal pay comparison considerations and market data regarding total compensation for comparable positions at similarly situated companies. Differences in the target award values are based on levels of responsibility among the NEOs. In connection with the Committee’s March 2022 evaluation of CEO target total direct compensation as described above, the Committee determined it was appropriate to increase the CEO’s LTIP target opportunity from 760% to 835%. The LTIP target opportunity and Stock Option award value granted to eligible NEOs in 2022, expressed as a percentage of base salary, is shown below (Based on his July 2022 start date, Bala Subramanian’s final 2022 LTIP award payout will be prorated and he did not receive a 2022 Stock Option award).

Name	LTIP Target RPU Value (% Base Salary)	Option Value (% Base Salary)	Total Value (% Base Salary)
Carol Tomé	835	90	925
Brian Newman	550	50	600
Nando Cesarone	450	50	500
Kate Gutmann	450	50	500
Bala Subramanian	450	50	500

LTIP Program Overview
The LTIP program strengthens the performance-based component of executive compensation, promotes longer-term focus, enhances retention of key talent, and aligns the interests of shareowners with the incentive compensation opportunity for executives. Approximately 500 members of our senior management team, including the NEOs, participate in this program. The program combines internal and external relative business performance measures with the goal of motivating and rewarding management for operational and financial success, while helping to align with shareowner interests and returns.
Participants receive a target award of RPUs at the beginning of the three-year performance period. The number of RPUs that NEOs can earn is shown in the “Grants of Plan-Based Awards” table. The actual number of RPUs that NEOs earn is determined following the completion of the performance period and is based on achievement of the performance measures described below.
Dividends payable on shares underlying participants’ RPUs are allocated in the form of dividend equivalent units (“DEUs”). DEUs are subject to the same conditions as the underlying award. Awards that vest are settled in shares of class A common stock.
Special vesting rules apply to terminations subject to the UPS Key Employee Severance Plan or terminations by reason of death, disability or retirement during the performance period. These special vesting rules are discussed under “Potential Payments Upon Termination or Change in Control.”

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The performance measures selected by the Committee for the 2022 LTIP awards were adjusted earnings per share growth and adjusted free cash flow. Each measure will be evaluated independently and applied equally in determining final payouts. The payout percentage for the award will be subject to modification based on the Company’s total shareowner return (“RTSR”) as a percentile rank relative to the total return on the stocks of the companies listed on the Standard & Poor’s 500 Composite Index (the “Index”). The maximum LTIP award that can be earned is 220% of target. A description of each performance measure and the operation of the RTSR modifier follows.
Adjusted Earnings Per Share Growth1
Adjusted earnings per share growth measures our success in increasing profitability as compared with targets adopted at the beginning of the performance period. Adjusted earnings per share is determined by dividing the Company’s adjusted net income available to common shareowners by the diluted weighted average shares outstanding during the performance period. For this purpose, adjusted net income is determined by reference to our publicly reported adjusted net income. The adjusted earnings per share growth target is the projected average annual adjusted earnings per share growth during each of the years within the applicable performance period. The actual adjusted earnings per share growth for each year of the applicable performance period will be compared to the target and assigned a payout percentage; the average of the three payout percentages will be used to calculate the final payout percentage under this metric. Following the completion of the applicable performance period, the Committee will certify (i) the actual adjusted earnings per share growth for the performance period; (ii) the actual adjusted earnings per share growth for the performance period as compared to the target; and (iii) the final payout percentage for this metric.
Adjusted Free Cash Flow1
Adjusted free cash flow measures our ability to generate cash after accounting for capital expenditures. Adjusted free cash flow is determined by reducing the Company’s cash flow from operations by capital expenditures and proceeds from disposals of fixed assets, and adjusting for net changes in finance receivables, other investing activities and discretionary pension contributions. The adjusted free cash flow target is the projected aggregate adjusted free cash flow generated during the applicable performance period. Following the completion of the applicable performance period, the Committee will certify (i) the actual adjusted free cash flow for the performance period; (ii) the actual adjusted free cash flow for the performance period as compared to the target; and (iii) the final payout percentage for this metric.
(1)Non-GAAP financial measures. We believe that these non-GAAP measures are appropriate for the determination of our incentive compensation award results because they exclude items that may not be indicative of, or are unrelated to, our underlying operations and provide a useful baseline for analyzing trends in our underlying business. Non-GAAP financial measures should be considered in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.
Relative Total Shareowner Return
RTSR is the total return on an investment in UPS stock (stock price appreciation plus dividends). Total return is compared with the total return on the stock of the companies in the Index at the beginning of the performance period. Following the completion of the performance period, the Committee will certify the Company’s RTSR and the payout modifier for that performance period, if any, as follows:

RTSR Percentile Rank Relative to Index	Payout Modifier
Above 75th percentile	+20%
Between 25th and 75th percentile	None
Below 25th percentile	-20%

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2020 LTIP Award Payout
The 2020 LTIP award payout was determined following the completion of the Company’s 2022 fiscal year. The performance metrics for the 2020 LTIP award were adjusted earnings per share and adjusted free cash flow, each evaluated independently and equally weighted. The final payout was subject to modification based on RTSR.
For the 2020 LTIP award, which was granted in the first quarter of 2020, the Committee considered the economic impact and uncertainty resulting from the coronavirus pandemic, including the challenges around longer-term forecasting. After discussions with management and the Committee’s independent compensation consultant, the Committee bifurcated the performance period for the 2020 LTIP award into two separate performance periods.
In February 2020, the Committee approved performance goals for a one-year period from January 1, 2020 through December 31, 2020 (the “2020 performance period”), and in March 2021 the Committee approved performance goals for a two-year period from January 1, 2021 through December 31, 2022 (the “2021-2022 performance period”), with the 2020 performance period accounting for 20% of the overall award and the 2021-2022 performance period accounting for 80% of the overall award. Performance targets and actual results for the completed performance period for the 2020 LTIP award are set out below. RPUs awarded under the 2020 LTIP are considered earned and vested and are settled in shares of class A common stock.

2020 LTIP Metrics
	Adjusted Earnings Per Share(1)				Adjusted Free Cash Flow(2)				RTSR
Year	Threshold	Target	Maximum	Actual	Threshold	Target	Maximum	Actual	Actual
2020	$1.56	$4.72	$6.28	$8.16	$2,653	$3,790	$4,927	$7,668	92nd
2021	2.9%	8.7%	11.6%	47.4%	$11,327	$16,182	$21,037	$19,927	45th
2022				6.7%

2020 LTIP Final Results
Performance Period	Adjusted EPS Payout	Adjusted FCF Payout	Performance Payout (Avg)	RTSR Modifier	Result		Weighting		Payout
2020	200%	200%	200%	+ 20%	220%	x	20%	=	44%
2021-2022	141%	177%	159%	0%	159%	x	80%	=	127%
Final Payout									171%
(1)For 2021-2022, growth in adjusted earnings per share is measured annually, with payout maximized if growth of at least 11.6% is achieved in that year. The final result is an average of the outcomes within the performance period. This method may result in a higher or lower payout than a compound growth calculation, depending upon performance in each of the individual years.
(2)For 2021-2022, adjusted free cash flow is measured on a cumulative basis.
Stock Option Program and 2022 Stock Option Awards
Stock option awards create a direct link between Company performance and shareowner value, as well as provide retention value. Stock option awards generally vest 20% per year over five years and expire ten years from the date of grant. Beyond vesting periods, we do not impose additional holding period requirements. Stock option awards generally require continued employment during the vesting period. Unvested stock options vest automatically upon termination of employment due to death, disability or retirement. Stock option awards are also subject to the UPS Key Employee Severance Plan as discussed under “Potential Payments Upon Termination or Change in Control”. Grants do not include DEUs or reload features. The number of stock options granted to the NEOs in 2022 is shown in the “Grants of Plan-Based Awards” table.

44	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Employment Transition Awards, Retention Arrangements and Recognition Awards
Generally, we do not pay discretionary bonuses in cash or stock, or make other discretionary payments, to our executives. In recent periods, however, to attract and retain senior executive talent, the Committee approved certain limited payments to external executives hired to the Company’s Executive Leadership Team. A portion of the payments to the external hires was made to compensate the executives for compensation forfeited at their prior employers and transition them into our incentive programs. In addition, in connection with the hiring of Carol Tomé as CEO in 2020, the Committee provided certain incentives to various executive officers in order to help ensure the retention of their services through a transition period.
Bala Subramanian joined the Company in July 2022 as Chief Digital and Technology Officer. The Committee, working with FW Cook and considering benchmarking and internal pay equity factors, approved his compensation package described below. Under the terms of his employment offer letter, Bala was entitled to: (i) a RSU grant valued at $3,000,000, vesting 50% in July 2023 and 50% in July 2024; (ii) cash transition payments of $250,000 in each of August 2022, January 2023, July 2023 and January 2024; (iii) a RPU grant valued at $1,000,000, vesting in December 2023, with the actual payout determined based on the Company’s performance under its 2021 LTIP program; and (iv) a prorated 2022 LTIP award. Payments are subject to his continued employment through the applicable vesting or payment dates, or termination without cause.
Further, in 2021 the Committee granted Kate Gutmann a special award valued at $350,000 in recognition of her extraordinary contributions and performance during 2020. This award consisted of
$175,000 in RSUs which vest as follows: 25 percent on March 25, 2022; 25 percent on March 25, 2023; and 50 percent on March 25, 2024; and a stock option award with a grant date fair value of $175,000 which vests 20% per year over five years beginning on March 25, 2022, provided generally that she remains an employee through the applicable vesting dates.
In connection with our 2020 CEO transition, we entered into retention arrangements with each of Nando Cesarone and Kate Gutmann. The Committee initially intended that these agreements contain both performance and time vesting components, and that the performance components be different than the metrics under our MIP and LTIP programs. Due to the uncertainty created by the coronavirus pandemic and the importance of the retention agreements to the Company, the Committee ultimately determined that the awards would only be time based. Nando and Kate each received RSUs valued at $3.0 million which generally vest as follows: 25% on May 13, 2021, 25% on May 13, 2022 and 50% on May 13, 2023, provided they remain employed through the applicable vesting date. These agreements contain customary non-competition, non-solicitation and non-disclosure covenants in favor of the Company.
Under the terms of his 2019 employment offer letter, Brian Newman was entitled to: (i) a grant of RSUs with a value of $5,500,000, which vested in March 2020; (ii) a performance-based cash award with a target value of $3,000,000, payable in equal installments in March 2021 and March 2022, with the actual payout equal to the Company’s LTIP payout percentage based on the Company’s performance under the LTIP for periods ending December 31, 2020 and December 31, 2021, respectively; and (iii) a cash transition payment of $600,000 paid in March 2020.

Benefits and Perquisites
The benefits and perquisites provided to our NEOs are not a material part of executive compensation and are largely limited to those offered to our employees generally, or that we otherwise believe are necessary or appropriate to attract and retain executive talent.
We believe certain perquisites help facilitate our NEOs’ ability to carry out their responsibilities, maximize working time and minimize distractions. Additional information on these benefits can be found in the following program descriptions.
UPS 401(k) Savings Plan
The UPS 401(k) Savings Plan is open to all U.S.-based employees who are not subject to a collective bargaining agreement and who are not eligible to participate in another savings plan sponsored by UPS or one of its subsidiaries. We generally match 50% of up to 5% of eligible pay contributed to the UPS 401(k) Savings Plan for eligible employees hired on or before December 31, 2007, 100% of up to 3.5% of eligible pay contributed to the plan for eligible employees hired on or after January 1, 2008, and 50% of up to 6% of eligible pay contributed to the plan for employees hired on or after July 1, 2016. The match is paid in shares of class A common stock. For newly eligible plan participants on or after July 1, 2016, we also generally provide a Retirement Contribution based on years of service and expressed as a percentage of eligible compensation (5% for 0-4 years, 6% for 5-9 years, 7% for 10-14 years and 8% for 15 or more years).

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Qualified and Non-Qualified Pension Plans
Certain executive officers are eligible to participate in our qualified retirement program, the UPS Retirement Plan. Benefits payable under the plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Excess Coordinating Benefit Plan, which is a non-qualified restoration plan designed to replace the benefits limited under the tax-qualified plan. Without the Excess Coordinating Benefit Plan, the executive officers would receive a lower benefit as a percent of final average earnings than the benefit received by other participants in the UPS Retirement Plan. In accordance with the terms of the Excess Coordinating Benefit Plan, following a participant’s retirement, the Company pays an amount equal to the Social Security and Medicare taxes due on the present value of the benefits provided under the plan.
Financial Planning Services
Our executive officers are eligible for a financial services benefit. The Company reimburses fees from financial and tax service providers up to $15,000 per year, including the cost of personal excess liability insurance coverage.
Executive Health Services
Our executive officers are eligible for certain executive health services benefits, including comprehensive physical examinations. UPS’s business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team.

Other Compensation and Governance Policies
Stock Ownership Guidelines

CEO	= 8x annual salary
Other Executive Officers	= 5x annual salary
Directors	= 5x annual retainer
Our stock ownership guidelines apply to executive officers and members of the board. Shares of class A common stock (excluding any pledged shares), deferred units and vested and unvested RSUs and RPUs awarded under our equity incentive plans are considered owned for purposes of calculating ownership. Executive officers and directors are expected to reach target ownership within five years of the date that the executive officer or director became subject to the guideline.
As of December 31, 2022, all of the NEOs who have been subject to the guidelines for at least five years exceeded their target stock ownership. In addition, all non-employee directors who have been subject to the guidelines for at least five years exceeded their target stock ownership. RSUs are required to be held by non-employee directors until separation from the board.
Hedging and Pledging Policies
We prohibit our executive officers and directors from hedging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities. Additionally, we prohibit our directors and executive officers from entering into pledges of
UPS securities, including using UPS securities as collateral for a loan and holding UPS securities in margin accounts. Furthermore, our employees, officers and directors are prohibited from engaging in short sales of UPS stock.
Clawback Policies
Our incentive compensation plans contain clawback provisions applicable to all outstanding awards. If the Committee determines that financial results used to determine the amount of any award are materially restated, and that an executive officer engaged in fraud or intentional misconduct, the Committee is entitled to seek repayment or recovery of the award from that executive officer. In connection with the SEC’s recent rulemaking related to clawback policies, we expect to review and consider changes to our clawback provisions.
Employment and Severance Arrangements; Change in Control Payments
UPS has created a culture where long tenure for executives is the norm. Consequently, we do not enter into agreements providing for the continuation of employment, or separate change in control agreements with any of our executive officers, including our NEOs, or other U.S.-based non-union employees.
However, in recent periods, to attract and retain senior executive talent and in furtherance of the board’s succession planning efforts, we have entered into various employment offer letters, transition agreements, retention arrangements and non-compete agreements in favor of UPS. These arrangements may provide for compensation to an executive, but do not guarantee an employment term; employment is on an at-will basis. Some of the agreements were designed to compensate the

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individuals for compensation forfeited at their prior employers, to transition them into our incentive programs or to provide consideration for their agreement not to compete with UPS following their potential separation. In addition, retention arrangements are intended to incentivize those individuals to maintain their employment with UPS.
Employment Offer Letters
In connection with his appointment as Chief Digital and Technology Officer, on May 24, 2022, the Company entered into an employment offer letter with Bala Subramanian providing for: (i) an annual base salary of $725,000 (subject to future increase); (ii) a MIP award target for 2022 of 130% of base salary; (iii) an LTIP program award target of 450% of base salary (his final 2022 LTIP award payout will be prorated based on his July 2022 start date); (iv) a stock option grant target of 50% of base salary (commencing in 2023); (v) an initial grant of RSUs valued at $3,000,000, which generally vests 50% in July 2023 and 50% in July 2024; (vi) cash transition payments of $250,000 in each of August 2022, January 2023, July 2023 and January 2024; and (vii) an initial RPU grant valued at $1,000,000, generally vesting in December 2023, with the final number of RPUs subject to performance under the 2021 LTIP award. Payments are subject to his continued employment through the applicable vesting or payment dates, or termination without cause. Certain of these amounts are subject to repayment on a prorated basis if he is terminated for cause within 36 months following his July 2022 start date.
In connection with her appointment as Chief Executive Officer, on March 11, 2020, the Company entered into an employment offer letter with Carol Tomé which set out the terms of her initial compensation as previously disclosed. In connection with his appointment as Chief Financial Officer, on August 7, 2019, the Company entered into an employment offer letter with Brian Newman which set out the terms of his initial compensation as previously disclosed.
Protective Covenant Agreements
Bala Subramanian, Carol Tomé and Brian Newman have entered into protective covenant agreements with the Company, which protect UPS’s confidential information and include non-competition and non-solicitation covenants in favor of UPS. In the event that either Carol or Brian is terminated without cause, the Company is obligated to make separation payments equal to two years’ salary if it elects to enforce the post-termination non-compete covenants.
Under the terms of retention arrangements with Nando Cesarone and Kate Gutmann, each entered into customary non-competition, non-solicitation and non-disclosure agreements in favor of the Company. If either of them is terminated without cause or resigns for “good reason”, their RSU awards will continue to vest on the schedule above.
Key Employee Severance Plan
In May 2022, the Committee approved the UPS Key Employee Severance Plan (the “Plan”). The Plan provides for severance compensation and benefits upon certain terminations of employment of key employees, including the NEOs. The severance protections under the Plan replace cash severance benefits (if any) to which a participating employee would have otherwise been entitled under their protective covenant agreements.
The Plan in general provides that if the Company terminates a participant’s employment other than due to “Cause,” “Disability Termination,” or death (a “Qualifying Termination”), the Company will pay: (i) an amount in cash equal to a pro-rata portion of the individual’s annual performance incentive award under the MIP that would have been earned for the year of termination, based on actual performance for the full performance period, with the pro-rata portion calculated based on the number of months during which the individual was employed by the Company during the applicable year; (ii) an amount in cash equal to one times (or, for the CEO, two times) the sum of the participant’s annual base salary plus the participant’s target MIP performance award in effect as of the termination date; (iii) if the participant timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of the portion of their monthly COBRA premium for the participant and the participant’s dependents that exceeds the premiums paid by the participant for such coverage immediately prior to termination for up to 18 months following termination, or, in certain circumstances, an equivalent benefit (subject to certain tax-based limitations); and (iv) career counseling services up to $20,000 (or, for the CEO, up to $30,000).
In addition, with respect to RPUs granted under the MIP or LTIP, in each case granted on or after the effective date of the Plan, a participant who experiences a Qualifying Termination will generally be entitled to the same treatment that would apply in the event of “retirement” under the terms of such awards. With respect to stock options granted to a participant on or after the effective date of the Plan, such stock options (to the extent vested as of the date of the Qualifying Termination) will remain exercisable until the earlier of the first anniversary of the termination date and the original expiration date of the stock options.

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Change in Control
All outstanding equity awards that are continued or assumed by a successor entity in connection with a change in control require a “double trigger” for vesting to accelerate; that is, they also require a qualifying termination of employment prior to any acceleration of vesting.
Equity Grant Practices
Grants of awards to executive officers under our equity incentive programs are approved by the Committee. Stock options have an exercise price equal to the NYSE closing market price on the date of grant.

Consideration of Previous “Say on Pay” Voting Results
Our shareowners vote annually, on an advisory basis, to approve the compensation of our NEOs as set out in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in the Proxy Statement. See “Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.” In the most recent advisory vote to approve NEO compensation, taken at the 2022 Annual Meeting of Shareowners, nearly 92% of votes cast approved our NEO compensation.

The Committee carefully considered the results of this vote as well as many other factors in determining the structure and operation of our executive compensation programs. In addition, we regularly engage with our stakeholders, including on executive compensation matters. We use the results of these engagements to inform board discussions on our executive compensation policies and programs.

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2022 Summary Compensation Table
The following table sets forth the compensation of our NEOs.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Carol Tomé Chief Executive Officer	2022	1,466,250	—	15,046,968	1,228,547	1,035,932	—	187,504	18,965,201
	2021	1,336,251	—	23,670,426	1,125,023	1,397,139	—	92,054	27,620,893
	2020	729,169	—	1,833,812	1,125,010	—	—	84,919	3,772,910
Brian Newman Chief Financial Officer	2022	784,377	—	5,563,543	382,755	364,363	—	94,203	7,189,241
	2021	760,764	—	10,934,230	373,401	3,128,793	—	56,690	15,253,878
	2020	741,321	600,000	991,596	362,505	2,555,238	—	96,784	5,347,444
Nando Cesarone President U.S. and UPS Airline	2022	768,042	—	4,348,893	351,117	364,278	—	107,812	5,940,142
	2021	683,361	—	7,218,244	313,487	475,914	—	98,089	8,789,095
	2020	606,495	—	3,699,097	163,548	357,008	—	60,728	4,886,876
Kate Gutmann President International, Healthcare and Supply Chain Solutions	2022	781,197	—	4,674,444	377,426	364,278	—	20,676	6,218,021
	2021	745,803	—	6,659,398	390,681	511,579	48,547	19,690	8,375,698
	2020	688,896	—	3,664,545	179,714	409,344	354,807	19,322	5,316,628
Bala Subramanian Chief Digital and Technology Officer	2022	330,853	250,000(7)	6,928,392	—	—	—	932	7,510,177

(1)Represents the salary earned during the portion of the year that the executive was employed.
(2)Represents the aggregate grant date fair value for stock awards computed in accordance with FASB ASC Topic 718. These awards include LTIP RPUs, MIP RPUs, and the awards described above under “Employment Transition Awards, Retention Arrangements and Recognition Awards.” Information about the assumptions used to value these awards can be found in Note 13 “Stock-Based Compensation” in our 2022 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on Company performance and the change in our stock price over time. An overview of the features of these awards can be found in the “Compensation Discussion and Analysis.”
In accordance with SEC rules, we also are required to disclose the grant date fair value for awards with performance conditions assuming maximum performance. The grant date fair value for the 2022 LTIP RPU awards, assuming maximum performance, is as follows: Tomé — $26,955,496; Newman — $9,956,640; Cesarone — $7,473,062; Gutmann — $8,032,806; and Subramanian - $6,334,038. The grant date fair value for the performance-based component of Bala Subramanian’s equity award made in connection with his employment offer letter, assuming maximum performance, is $2,308,131.
(3)Represents the aggregate grant date fair value for option awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 13 “Stock-Based Compensation” in our 2022 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on the change in our stock price over time. An overview of the features of these awards can be found in the “Compensation Discussion and Analysis” section.
(4)Represents the cash portion of the MIP performance incentive award and the MIP ownership incentive award. Also, for Brian Newman, represents the cash portion of the performance-based cash award granted under his employment offer letter.
(5)Represents an estimate of the annual increase in the actuarial present value of the NEO’s accrued benefit under our retirement plans for the applicable year, assuming retirement at age 60 (or current age, if later). The actuarial present value of Kate Gutmann’s accrued benefit under our retirement plans decreased by $536,476 between the measurement date used for 2021 and the measurement date used for 2022. See “Executive Compensation — 2022 Pension Benefits” for additional information, including assumptions used in this calculation. The change in pension value can be impacted by a number of factors, including additional credited service, changes in amounts of compensation covered by the benefit formula, plan amendments and assumption changes.

49

(6)All other compensation consisted of the following:

Name	401(k) Plan Retirement Contributions(a) ($)	Restoration Savings Plan Contributions(b) ($)	401(k) Plan Match ($)	Life Insurance Premiums ($)	Financial Planning Services ($)	Healthcare Benefits ($)	Other (c) ($)	Total ($)
Carol Tomé	14,500	120,713	9,150	21,584	15,000	5,549	1,008	187,504
Brian Newman	14,500	48,633	9,150	2,027	14,344	5,549	—	94,203
Nando Cesarone	23,200	53,277	9,150	1,982	14,654	5,549	—	107,812
Kate Gutmann	—	—	7,625	2,018	5,484	5,549	—	20,676
Bala Subramanian	—	—	—	932	—	—	—	932
(a)For plan participants hired after July 1, 2016, we generally provide a retirement contribution based on years of service.
(b)For plan participants hired after July 1, 2016, benefits payable under the UPS 401(k) Savings Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined contribution plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Restoration Savings Plan.
(c)From time to time, when it is in the best interests of the Company, executive officers may be allowed or encouraged to bring a spouse to Company sponsored events. In such event, the incremental cost to the Company for spousal attendance is treated as compensation to the executive officer. Amounts in this column represent such cost.
(7) See “Employment and Severance Arrangements; Change in Control Payments” in the Compensation Discussion and Analysis for a description of cash transition payments made in connection with Bala Subramanian’s hiring.

50	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

2022 Grants of Plan-Based Awards
The following table provides information about plan-based awards granted during 2022 to each of the NEOs.

	Grant Date	Committee Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Carol Tomé	—	—	—	1,000,000	1,666,667	—	—	—	—	—	—	—
	3/23/2022	—	—	—	—	—	53,117	116,857	—	—	—	12,252,498
	3/23/2022	—	—	—	—	—	—	—	—	25,357	214.58	1,228,547
	2/9/2022	—	—	—	—	—	—	—	12,416	—	—	2,794,469
Brian Newman	—	—	—	342,633	1,666,667	—	—	—	—	—	—	—
	3/23/2022	—	—	—	—	—	19,620	43,164	—	—	—	4,525,745
	3/23/2022	—	—	—	—	—	—	—	—	7,900	214.58	382,755
	2/9/2022	—	—	—	—	—	—	—	4,611	—	—	1,037,798
Nando Cesarone	—	—	—	342,333	1,666,667	—	—	—	—	—	—	—
	3/23/2022	—	—	—	—	—	14,726	32,397	—	—	—	3,396,846
	3/23/2022	—	—	—	—	—	—	—	—	7,247	214.58	351,117
	2/9/2022	—	—	—	—	—	—	—	4,230	—	—	952,046
Kate Gutmann	—	—	—	342,333	1,666,667	—	—	—	—	—	—	—
	3/23/2022	—	—	—	—	—	15,829	34,824	—	—	—	3,651,275
	3/23/2022	—	—	—	—	—	—	—	—	7,790	214.58	377,426
	2/9/2022	—	—	—	—	—	—	—	4,546	—	—	1,023,168
Bala Subramanian	—	—	—	—	—	—	—	—	—	—	—	—
	7/18/2022	6/8/2022	—	—	—	—	5,554	12,219	—	—	—	1,049,151
	9/30/2022	6/8/2022	—	—	—	—	16,830	37,026	—	—	—	2,879,108
	7/18/2022	6/8/2022	—	—	—	—	—	—	16,660	—	—	3,000,133
(1)Reflects, as applicable, the target and maximum values of the cash portion of the 2022 MIP award for each NEO. A participant’s first MIP award is paid entirely in vested class A stock. The potential payments for the MIP award are performance-based and therefore at risk.
(2)Potential number of RPUs that could be earned under the 2022 LTIP if the target or maximum performance goals are attained. Bala Subramanian’s potential number of RPUs that could be earned under the 2022 LTIP have been prorated based on his start date. For Bala, also includes a one-time grant of LTIP RPUs made in connection with his hiring, with the final payout subject to Company performance under the 2021 LTIP Award.
(3)For NEOs other than Bala Subramanian, represents the number of RPUs or shares of class A stock granted in 2022 pursuant to the 2021 MIP. For Bala Subramanian, represents an initial grant of RSUs made in connection with his hiring, which generally vests in equal increments on July 18, 2023 and 2024, provided he remains an employee through the applicable vesting dates.
(4)Represents stock options granted under the Stock Option program in 2022. Bala Subramanian did not receive a Stock Option Award in 2022 based on his July 2022 start date.
(5)Grant date fair value under FASB ASC Topic 718 of the LTIP RPUs, MIP RPUs, stock options and the initial awards to Bala Subramanian, as applicable, granted to each of the NEOs in 2022. Fair values are calculated using the NYSE closing price of UPS stock on the date of grant for RPUs and RSUs, and the Black-Scholes option pricing model for stock options. The grant date fair value of the units granted under the 2022 LTIP and under the performance-based initial RPU grant for Bala Subramanian, which have performance conditions, are computed based on the probable outcome of the performance conditions. There can be no assurance that any value will ever be realized.

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2022 Outstanding Equity Awards at Fiscal Year-End
The following table shows the number of shares covered by exercisable options, unexercisable options, and unvested RSUs and RPUs held by the NEOs on December 31, 2022.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Carol Tomé	40,504	60,757	99.28	6/1/2020	6/1/2030	—	—	—	—
	9,523	38,096	165.66	2/10/2021	2/10/2031	—	—	—	—
	—	25,357	214.58	3/23/2022	3/23/2032	—	—	—	—
	—	—	—	—	—	12,813	2,227,438	115,460	20,071,566
Brian Newman	12,154	18,232	105.54	2/12/2020	2/12/2030	—	—	—	—
	3,161	12,644	165.66	2/10/2021	2/10/2031	—	—	—	—
	—	7,900	214,58	3/23/2022	3/23/2032	—	—	—	—
	—	—	—	—	—	4,758	827,216	46,488	8,081,474
Nando Cesarone	735	—	106.87	3/1/2017	3/1/2027	—	—	—	—
	756	757	106.43	3/1/2018	3/1/2028	—	—	—	—
	633	633	104.45	3/22/2018	3/22/2028	—	—	—	—
	1,692	3,383	111.80	2/14/2019	2/14/2029	—	—	—	—
	2,742	8,226	105.54	2/12/2020	2/12/2030	—	—	—	—
	2,653	10,616	165.66	2/10/2021	2/10/2031	—	—	—	—
	—	7,247	214.58	3/23/2022	3/23/2032	—	—	—	—
	—	—	—	—	—	22,173	3,854,628	33,214	5,773,922
Kate Gutmann	8,066	2,017	106.43	3/1/2018	3/1/2028	—	—	—	—
	5,822	3,882	111.80	2/14/2019	2/14/2029	—	—	—	—
	6,025	9,039	105.54	2/12/2020	2/12/2030	—	—	—	—
	1,825	7,304	165.66	2/10/2021	2/10/2031	—	—	—	—
	1,331	5,326	163.25	3/25/2021	3/25/2031	—	—	—	—
	—	7,790	214.58	3/23/2022	3/23/2032	—	—	—	—
	—	—	—	—	—	24,335	4,230,472	32,385	5,629,808
Bala Subramanian	—	—	—	—	—	16,925	2,942,190	22,636	3,935,042
(1)Stock options generally vest over a five-year period with 20% of the option vesting at each anniversary date of the grant. All options expire ten years from the date of grant. Under the terms of our equity incentive plans, unvested stock options become fully vested on the retirement date for the NEOs if they meet certain service requirements.
(2)Unvested stock awards in this column include: (a) RPUs granted as part of the MIP in 2018 that vest over a five-year period with approximately 20% of the award vesting on January 15 of each year; (b) RPUs granted as part of the 2021 MIP which vest one year after the grant date; (c) the initial grant of RSUs made to Bala Subramanian in connection with his hiring, which vests 50% on each of July 18, 2023 and 2024; (d) the 2020 special grants of RSUs to Nando Cesarone and Kate Gutmann, which generally vest as follows: 25% on May 13, 2021, 25% on May 13, 2022 and 50% on May 13, 2023,; and (e) the 2021 special grant of RSUs to Kate Gutmann which generally vest as follows: 25% on March 25, 2022; 25% on March 25, 2023; and 50% on March 25, 2024. Values are rounded to the closest unit.
(3)Market value based on NYSE closing price of the class B common stock on the last trading day of the year of $173.84.
(4)Represents the potential units to be earned under the 2021 and 2022 LTIP awards, and any DEUs allocated since the grants were made, at target performance level. For the 2022 LTIP award, which has a performance period ending December 31, 2024, the maximum number of RPUs that could be earned is as follows: Tomé — 119,847; Newman — 44,268; Cesarone — 33,227; Gutmann — 35,715; and Subramanian - 37,369. For the 2021 LTIP award, which has a performance period ending December 31, 2023 (and was granted to NEOs other than Bala Subramanian), the maximum number of RPUs that could be earned is as follows: Tomé — 134,165; Newman — 58,005; Cesarone — 39,844; and Gutmann — 35,532. For Bala Subramanian, also includes the target number of RPUs that could be earned under the initial grant of RPUs made in connection with his hiring, with the actual payout based on Company performance under the 2021 LTIP. The maximum number of RPUs that could be earned in connection with this award is 12,430.

52	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

2022 Option Exercises and Stock Vested
The following table sets forth the subject number of shares and corresponding value realized during 2022 regarding options that were exercised, and restricted stock units and restricted performance units that vested, for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Carol Tomé	—	—	109,934	19,110,927
Brian Newman	—	—	56,597	10,084,523
Nando Cesarone	7,129	878,894	46,193	8,272,992
Kate Gutmann	27,501	2,807,919	44,410	8,054,814
Bala Subramanian	—	—	—	—
(1)Consists of: the 2021 MIP RPUs that vested on February 10, 2022; the 2022 MIP RPUs that vested on December 31, 2022; the 2020 LTIP RPUs at target that vested on December 31, 2022; and the portion of special RSUs awarded in prior years to Nando Cesarone and Kate Gutmann that vested in 2022. Vested RPUs and RSUs are distributed to participants in an equivalent number of shares of class A common stock.
(2)Based on the NYSE closing price of the class B common stock on the applicable vesting date.
2022 Pension Benefits
The following table quantifies the pension benefits expected to be paid to each NEO from the UPS Retirement Plan and the UPS Excess Coordinating Benefit Plan as of December 31, 2022. The terms of each are described below.

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
Carol Tomé(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total	—	—	—
Brian Newman(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total	—	—	—
Nando Cesarone(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total	—	—	—
Kate Gutmann	UPS Retirement Plan	33.0	1,265,887	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total	—	1,265,887	—
Bala Subramanian(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total	—	—	—
(1)Not eligible to participate in the UPS Retirement Plan or the UPS Excess Coordinating Benefit Plan.
(2)Represents years of service as of December 31, 2022 for all plans.
(3)Represents the total discounted value of the monthly lifetime benefit earned at December 31, 2022, assuming the individual continues in service and retires at age 60 or at the executive’s actual age, if later. The present value is not the monthly or annual lifetime benefit that would be paid to the individual. The present values are based on discount rates of 5.71% and 6.07% for the UPS Retirement Plan and UPS Excess Coordinating Benefit Plan, respectively, at December 31, 2022. The present values assume no pre-retirement mortality and utilize the Pri-2012 healthy mortality table with adjusted mortality improvement after 2012 (no collar for the UPS Retirement Plan and white collar for the UPS Excess Coordinating Benefit Plan), with mortality improvements after 2012 using the MP-2021 projection scale adjusted to converge to 0.5% in 2027 on the SOA Retirement Plan’s Experience Committee model.

53

Pension Benefits
The UPS Retirement Plan is non-contributory and includes substantially all eligible employees of participating domestic subsidiaries who are not members of a collective bargaining unit, as well as certain employees covered by a collective bargaining agreement. The UPS Retirement Plan was closed to new entrants as of July 1, 2016.
UPS also sponsors a non-qualified defined benefit plan, the UPS Excess Coordinating Benefit Plan, for non-union employees whose pay and benefits in the qualified plan are limited by the Internal Revenue Service. An employee must be at least age 55 with 10 years of service to be eligible to participate in this plan. In the year that an individual first becomes eligible to participate in the UPS Excess Coordinating Benefit Plan, there is an increase for the participant for that year equal to the full present value of the participant’s accrued benefit in the plan. In accordance with the terms of the Excess Coordinating Benefit Plan, following a participant’s retirement, the Company pays an amount equal to the Social Security and Medicare taxes due on the present value of the benefits provided under the plan.
The UPS Retirement Plan and UPS Excess Coordinating Benefit Plan provide monthly lifetime benefits to participants and their eligible beneficiaries based on final average compensation at retirement, years of service with UPS and age at retirement. Participants may choose to receive a reduced benefit payable in the form of an annuity that is equivalent to the single lifetime benefit.
The plans provide monthly benefits based on the results from up to four benefit formulas. Participants receive the largest benefit from among the applicable benefit formulas. For Kate Gutmann the formula that results in the largest benefit is called the “grandfathered integrated formula.” This formula provides retirement income equal to 58.33% of final average compensation, offset by a portion of the Social Security benefit. A participant with less than 35 years of benefit service receives a proportionately lesser amount.
Participants earn benefit service for the time they work as an eligible UPS employee. For purposes of the formulas, compensation includes salary and an eligible portion of the MIP award. The average final compensation for each participant in the plans is the average covered compensation of the participant during the five highest consecutive years out of the last ten full calendar years of service.
Benefits payable under the UPS Retirement Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as prescribed and adjusted from time to time by the Internal Revenue Service. Eligible amounts exceeding these limits will be paid from the UPS Excess Coordinating Benefit Plan. Under this plan, participants receive the benefit in the form of a life annuity.
The plans permit participants with 25 or more years of benefit service to retire as early as age 55 with only a limited reduction in the amount of their monthly benefits. NEOs eligible to retire at age 60 receive unreduced benefits from the plans. In addition, the plans allow participants with ten years or more of service to retire at age 55 with a larger reduction in the amount of their benefit. These plans froze accruals after December 31, 2022.

54	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

2022 Non-Qualified Deferred Compensation
The following table shows the executive and Company contributions or credits, earnings and account balances for the NEOs in the UPS Deferred Compensation Plan and UPS Restoration Savings Plan for 2022.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Carol Tomé	UPS Deferred Compensation Plan	1,877,493	—	(711,503)	—	5,605,549
	UPS Restoration Savings Plan	—	120,713	(12,274)	—	144,160
	Outstanding Non-employee Director RSU Awards	—	—	(882,020)	—	4,528,835
Brian Newman	UPS Restoration Savings Plan	—	48,633	(5,977)	—	54,776
Nando Cesarone	UPS Restoration Savings Plan	—	53,277	(12,991)	—	89,473
Kate Gutmann	UPS Deferred Compensation Plan	—	—	(94,041)	—	467,849
Bala Subramanian		—	—	—	—	—
(1)Amounts are also included in the “Salary” column of the 2022 Summary Compensation Table.
(2)Company credits to the UPS Restoration Savings Plan, which amounts are also disclosed in the “All Other Compensation” column of the 2022 Summary Compensation Table.
(3)No amounts in this column are reported in the 2022 Summary Compensation Table.
(4)Certain amounts in this column represent salary, bonus or stock options contributed by the NEO to the plans in prior years as follows: Tomé — $2,351,438; Newman – $0; Cesarone — $0; Gutmann — $118,149; and Subramanian - $0.

The deferred compensation vehicles in the UPS Deferred Compensation Plan and the UPS Restoration Savings Plan are described below. Not all of the NEOs participate in each feature of the UPS Deferred Compensation Plan.

Salary Deferral Feature
Prior to December 31, 2004, contributions could be deferred from executive officers’ monthly salary and from their half-month bonus. Also prior to December 31, 2004, non-employee directors could defer retainer and meeting fees quarterly. Assets from the discontinued UPS Retirement Plan for Outside Directors were transferred to the 2004 and Before Salary Deferral Feature in 2003. No contributions were permitted after December 31, 2004, except as described below.

After December 31, 2004, executive officers may defer 1% to 35% of their monthly salary and 1% to 100% of the cash portion of the MIP award. They may also defer excess pre-tax contributions if the UPS 401(k) Savings Plan fails the annual average deferral percentage test. Non-employee directors may defer retainer fees quarterly. Elections are made annually for the following calendar year.

Stock Option Deferral Feature
Assets are invested solely in shares of UPS stock. Non-qualified or incentive stock options which vested prior to December 31, 2004 were deferrable during the annual enrollment period for the following calendar year. Participants deferred receipt of UPS stock that would otherwise be taxable upon the exercise of the stock option. The shares received upon exercise of these options are deferred into a rabbi trust. The shares held in this trust are classified as treasury stock, and the liability to participating employees is classified as “deferred compensation obligations” in the shareowners’ equity section of the balance sheet. No deferrals of stock options were permitted after December 31, 2004.
As a result of the requirements applicable to non-qualified deferred compensation arrangements under Section 409A of the Internal Revenue Code and related guidance, deferral of stock options is no longer offered under the UPS Deferred Compensation Plan for options that vested after December 31, 2004.

55

Withdrawals and Distributions under the UPS Deferred Compensation Plan
For the 2004 and Before Salary Deferral Feature, participants may elect to receive the funds in a lump sum or up to a 10-year installment (of 120 monthly payments), subject to restrictions if the balance is less than $20,000.
For the 2005 and Beyond Salary Deferral Feature, participants may elect to receive funds in a lump sum or up to a 10 year installment (120 monthly payments), subject to restrictions if the balance, plus the total balance in any other account which must be aggregated with the 2005 and Beyond Salary Deferral Account under Section 409A of the Internal Revenue Code, is less than the Internal Revenue Code Section 402(g) annual limit in effect for qualified 401(k) plans on the date the participant becomes eligible for a distribution.
For the Stock Option Deferral Feature, participants may elect to receive shares in a lump sum or up to 10 annual installments, subject to restrictions if the balance is less than $20,000. The distribution of shares will occur pro-rata based on the type of stock options (non-qualified or incentive) that were originally deferred.
The distribution election under the 2005 and Beyond Salary Deferral Feature may be changed one time only, but may be changed more frequently under the
2004 and Before Salary Deferral Feature and the Stock Option Deferral Feature.
Hardship distributions are permitted under all three features of the UPS Deferred Compensation Plan. Withdrawals are not permitted under the 2005 and Beyond Salary Deferral Feature, but withdrawals are permitted for 100% of the account under the 2004 and Before Salary Deferral Feature and Stock Option Deferral Feature. However, withdrawals will result in a forfeiture of 10% of the participant’s total account balances.
No Company contributions are made to any of the three features of the UPS Deferred Compensation Plan. The aggregate balances shown in the table above represent amounts that the NEOs have earned but elected to defer, plus earnings (or less losses). There are no above-market or preferential earnings in the UPS Deferred Compensation Plan. The investment options mirror those in the UPS 401(k) Savings Plan. Dividends earned on shares of UPS stock in the UPS Deferred Compensation Plan are earned at the same rate as all other class A and class B shares of common stock. Dividends are added to the participant’s deferred compensation balance. Deferral elections made under the UPS Deferred Compensation Plan are irrevocable once made.

UPS Restoration Savings Plan
Benefits payable under the UPS 401(k) Savings Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined contribution plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Restoration Savings Plan, which is a non-qualified restoration plan designed to replace the benefits limited under the tax-qualified plan. Without the UPS Restoration Savings Plan, executive officers would receive a lower benefit as a percent of eligible compensation than the benefit received by other participants in the UPS Savings Plan.

56	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Potential Payments on Termination or Change in Control
UPS has created a culture where long tenure for executives is the norm. As a result, executive officers serve without employment contracts, as do most of our other U.S.-based non-union employees.
In connection with each of Carol Tomé’s, Brian Newman’s and Bala Subramanian’s hiring, we entered into protective covenant agreements with them which protect UPS’s confidential information and include non-competition and non-solicitation covenants in favor of UPS. For Brian and Carol, if either of their employment is terminated without “cause”, then the Company is obligated to pay their base salary for up to 24 months if it elects to enforce the post-termination covenants.
We have also entered into retention arrangements and similar protective covenant agreements with Nando Cesarone and Kate Gutmann that provide for the continued vesting of their 2020 special RSU retention grants in the event they are terminated without cause or resign for “good reason”.
In May 2022, the Committee approved the UPS Key Employee Severance Plan (the “Severance Plan”). The Severance Plan provides for severance compensation and benefits upon certain terminations of employment of key employees, including the NEOs. The severance protections under the Severance Plan replace cash severance benefits (if any) to which a participating employee would have otherwise been entitled under their protective covenant agreements (as described above).
The Severance Plan in general provides that if the Company terminates the employment of a participant other than due to “Cause,” “Disability Termination,” or death (a “Qualifying Termination”), the Company will pay: (i) an amount in cash equal to a pro-rata portion of the individual’s annual performance incentive award under the MIP that would have been earned for the year of termination, based on actual performance for the full performance period, with the pro-rata portion calculated based on the number of months during which the individual was employed by the Company during the applicable year; (ii) an amount in cash equal to one times (or, for the CEO, two times) the sum of the participant’s annual base salary plus the participant’s target MIP performance award in effect as of the termination date; (iii) if the participant timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of the portion of their monthly COBRA premium for the participant and the participant’s dependents that exceeds the premiums paid by the participant for such coverage immediately prior to termination for up to 18 months following termination, or, in certain circumstances, an equivalent benefit (subject to certain tax-based limitations); and (iv) career counseling services up to $20,000 (or, for the CEO up to $30,000).
In addition, with respect to RPUs granted under the MIP or LTIP, in each case granted on or after the effective date of the Severance Plan, a participant who experiences a Qualifying Termination will generally be entitled to the same treatment that would apply in the event of “retirement” under the terms of such awards. With respect to stock options granted to a participant on or after the effective date of the Severance Plan, such stock options (to the extent vested as of the date of the Qualifying Termination) will remain exercisable until the earlier of the first anniversary of the termination date and the original expiration date of the stock options.
For terminations of employment not governed by retention arrangements or the Severance Plan, our equity incentive plans and related documents contain provisions that affect outstanding awards to all plan participants, including the NEOs, in the event of a participant’s death, disability, retirement, or a change in control (as defined below) of the Company.
Upon a participant’s death, disability or retirement:
•Options will immediately vest, and remain exercisable until the tenth anniversary of the date of grant;
•Shares of restricted stock, RSUs or RPUs that are no longer subject to performance conditions will immediately vest. In the case of a participant’s death, shares (or cash, as applicable) attributable to the number of restricted shares, RSUs or RPUs will be transferred to the participant’s estate within 90 days. In the case of a participant’s disability or retirement, shares (or cash, as applicable) attributable to the number of restricted shares, RSUs or RPUs will be transferred to the participant on the same schedule as if they had remained employed; and
•Shares of restricted stock, RSUs and RPUs that are still subject to performance conditions shall be deemed earned on a prorated basis for the number of months worked during the performance period. In the case of a participant’s death, shares (or cash, as applicable) attributable to the prorated number of restricted shares, RSUs or RPUs calculated at target performance level will be transferred to the participant’s estate within 90 days. In the case of a participant’s disability or retirement, shares (or cash, as applicable) attributable to the prorated number of restricted shares, RSUs or RPUs calculated based on actual performance results for the full performance period will be transferred to the participant following the end of the performance period.

57

Upon a change in control, if the successor company does not continue, assume or substitute other grants for outstanding awards, or upon a change in control followed by a termination of the grantee’s employment by UPS without cause or by the grantee for good reason:
•Options will immediately vest and become exercisable;
•Shares of restricted stock, RSUs or RPUs that are no longer subject to performance conditions will immediately vest; and
•Shares of restricted stock, RSUs and RPUs that are still subject to performance conditions will be deemed earned to the extent that actual achievement of the applicable performance conditions can be determined, or on a prorated basis for the portion of the performance period completed prior to the change in control or qualifying termination, based on target or actual performance.

Other Outstanding Awards; No Tax Gross-Ups
Any other awards which may be outstanding would vest and be paid generally as described above (except, where applicable, timing of payment generally will be tied to such change in control, rather than termination or resignation). We do not provide for the payment of tax gross-ups on outstanding awards.

58	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

The following table shows the potential payments to the NEOs upon a termination of employment under various circumstances. In preparing the table, we assumed the event occurred on December 30, 2022. The closing price per share of our class B common stock on the NYSE on the last trading day of 2022 was $173.84. The actual amounts to be paid under any of the scenarios can only be determined at the time of such NEO’s separation from the Company.

Name	Separation Pay(1) ($)	Accelerated/Continued Vesting of Equity Awards(2) ($)	Total ($)
Carol Tomé
Termination (voluntary or involuntary for cause)	—	—	—
Termination (involuntary without cause)	9,000,000	—	9,000,000
Change in Control (with qualifying termination)	9,000,000	17,293,446	26,293,446
Retirement	—	17,293,446	17,293,446
Death	—	17,293,446	17,293,446
Disability	—	17,293,446	17,293,446
Brian Newman
Termination (voluntary or involuntary for cause)	—	—	—
Termination (involuntary without cause)	1,818,592	—	1,818,592
Change in Control (with qualifying termination)	1,818,592	6,397,536	8,216,128
Retirement	—	—	—
Death	—	6,397,536	6,397,536
Disability	—	6,397,536	6,397,536
Nando Cesarone
Termination (voluntary or involuntary for cause)	—	—	—
Termination (involuntary without cause)	1,817,000	3,095,764	4,912,764
Change in Control (with qualifying termination)	1,817,000	7,782,250	9,599,250
Retirement	—	—	—
Death	—	7,782,250	7,782,250
Disability	—	7,782,250	7,782,250
Kate Gutmann
Termination (voluntary or involuntary for cause)	—	—	—
Termination (involuntary without cause)	1,817,000	3,242,333	5,059,333
Change in Control (with qualifying termination)	1,817,000	7,980,706	9,797,706
Retirement	—	—	—
Death	—	8,153,289	8,153,289
Disability	—	8,153,289	8,153,289
Bala Subramanian
Termination (voluntary or involuntary for cause)	—	—	—
Termination (involuntary without cause)	1,667,500	4,581,270	6,248,770
Change in Control (with qualifying termination)	1,667,500	4,581,270	6,248,770
Retirement	—	—	—
Death	—	4,581,270	4,581,270
Disability	—	4,581,270	4,581,270
(1)Represents the benefits under the UPS Key Employee Severance Plan. For Carol Tomé, represents two times her annual base salary and two times her target MIP award (200% of base salary). For the other NEOs, represents one times their annual base salary and a sum equalling their target MIP awards (130% of base salary).
(2)Represents the value of accelerated or continued vesting of stock options and RPUs in accordance with the terms of our equity incentive plans and the applicable award certificates. Also includes the 2021 and 2022 LTIP awards calculated at target. The performance measurement period for the 2021 LTIP award ends December 31, 2023, and performance measurement period for the 2022 LTIP award ends December 31, 2024. With respect to Nando Cesarone and Kate Gutmann, includes the continued vesting of the one-time RSU awards to each as described in “Employment Transition Awards, Retention Arrangements and Recognition Awards” above.

59

Other Amounts
The previous table does not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees not subject to a collective bargaining agreement upon termination of employment. These include:
•Life insurance upon death in the amount of 12 times the employee’s monthly base salary, with a December 30, 2022 maximum benefit payable of $1 million;
•A death benefit in the amount of three times the employee’s monthly salary;
•Disability benefits; and
•Accrued vacation amounts.
The tables also do not include amounts to which the executives would be entitled to receive that are already described in the compensation tables that appear earlier in this Proxy Statement, including:
•The value of equity awards that are already vested;
•Amounts payable under defined benefit pension plans; and
•Amounts previously deferred into the deferred compensation plan.

Definition of a Change in Control
A change in control as defined in our equity incentive compensation plans is generally deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:
•The consummation of a reorganization, merger, share exchange or consolidation, in each case, where persons who were shareowners of UPS immediately prior to such reorganization, merger, share exchange or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power of the reorganized, merged, surviving or consolidated company’s then outstanding securities entitled to vote generally in the election of directors in substantially the same proportions as immediately prior to the transaction; or a liquidation or dissolution of UPS or the sale of substantially all of UPS’s assets; or
•Individuals who, as of any date (the “Beginning Date”), constitute the Board of Directors (the “Incumbent Board”) and who, as of the end of the two-year period beginning on such Beginning Date, cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the Beginning Date whose election, or nomination for election by UPS’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of UPS, as such terms are used under applicable SEC rules and requirements) shall be considered as though such person were a member of the Incumbent Board.

60	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Equity Compensation Plans
The following table sets forth information as of December 31, 2022 concerning shares of our common stock authorized for issuance under our equity compensation plans.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	8,771,515	19.98	24,341,714(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	8,771,515	19.98	24,341,714
(1)Includes all equity incentive compensation plans and the Discounted Employee Stock Purchase Plan, each of which has been approved by our shareowners. Effective with the approval of the 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”) in May 2021, no additional securities may be issued under prior equity incentive compensation plans. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash are not counted against the aggregate number of shares available for awards under the 2021 Plan. Awards that are subject to performance conditions are reported at the maximum performance level, which may overstate the dilution associated with such awards.
(2)In addition to grants of options, warrants or rights, this number includes up to 13,889,472 shares of common stock or other stock-based awards that may be issued under the 2021 Plan, and up to 10,452,242 shares of common stock that may be issued under the Discounted Employee Stock Purchase Plan. This number does not include shares under prior equity incentive compensation plans because no new awards may be made under those plans.

61

Median Employee to CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following ratio of the annual total compensation of our CEO to the annual total compensation of our median employee.
For purposes of this disclosure, the 2022 annual total compensation of the median compensated employee was $52,144; our CEO’s 2022 annual total compensation was $18,977,605, and the ratio of these amounts was 364-to-one.
Our CEO’s 2022 annual total compensation was different from the amount included in the 2022 Summary Compensation Table “Total” column. Amounts related to healthcare benefits, which are available generally to all salaried employees of the Company, are included in the annual total compensation amounts above. The CEO’s and median employee’s Company-paid healthcare benefit amounts were $12,404 and $5,937 respectively. For the CEO, this amount is not included in the 2022 Summary Compensation Table, as permitted by SEC regulations.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. As permitted by SEC rules, for our 2022 pay ratio reported above, we used a median employee whose compensation most closely aligned with the prior year median compensated employee, who is no longer employed by the company. We believe there has been no change in our employee population or employee compensation arrangements that would significantly impact our pay ratio disclosure. For these purposes, we identified the median compensated employee from our employee population as of October 1, 2020, using total taxable wages (Form W-2 Box 1 or equivalent) paid to our employees in fiscal year 2020. We determined our total workforce as of October 1, 2020 to consist of 547,857 employees. As permitted by SEC rules, under the 5% “De Minimis Exemption,” we excluded 26,368 non-U.S. employees, or 4.8% of our total workforce. As a result of these exclusions, our median compensated employee was identified from an employee population of 521,489 employees.
The excluded countries and their employee populations were as follows: Argentina (242 employees), Australia (486 employees), Austria (185 employees), Bahrain (28 employees), Belarus (23 employees), Belgium (1,008 employees), Brazil (692 employees), Chile (113 employees), Colombia (1,064 employees), Costa Rica (343 employees), Czech Republic (453 employees), Denmark (531 employees), Dominican Republic (116 employees), Ecuador (65 employees), Egypt (29 employees), El Salvador (30 employees), Finland (187 employees), Greece (143 employees), Guam (2 employees), Guatemala (73 employees), Honduras (39 employees), Hong Kong (1,013 employees), Hungary (417 employees), Indonesia (159 employees), Ireland (1,133 employees), Italy (1,279 employees), Jamaica (4 employees), Japan (644 employees), Kazakhstan (36 employees), Kuwait (54 employees), Luxembourg (11 employees), Macau (2 employees), Malaysia (302 employees), Mexico (2,489 employees), Morocco (60 employees), New Zealand (27 employees), Nicaragua (25 employees), Nigeria (288 employees), Norway (105 employees), Pakistan (59 employees), Panama (32 employees), Peru (77 employees), Philippines (1,470 employees), Portugal (195 employees), Puerto Rico (442 employees), Romania (142 employees), Russia (571 employees), Singapore (1,219 employees), Slovakia (18 employees), Slovenia (51 employees), South Africa (277 employees), South Korea (558 employees), Spain (1,314 employees), Sweden (938 employees), Switzerland (703 employees), Taiwan (970 employees), Thailand (473 employees), Turkey (1,992 employees), Ukraine (89 employees), United Arab Emirates (532 employees), U.S. Virgin Islands (10 employees), and Vietnam (336 employees).

62	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table and related disclosures.

Year(1)	Summary Comp Table Total for First CEO ($)	Summary Comp Table Total for Second CEO ($)	Comp Actually Paid to First CEO ($)	Comp Actually Paid to Second CEO ($)	Average Summary Comp Table Total for Non-CEO Named Executive Officers ($)	Average Comp Actually Paid to Non-CEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (millions) ($)	Adjusted Operating Profit(3) (millions) ($)
							Total Shareholder Return ($)	Peer Group(2) Total Shareholder Return ($)
2022	N/A	18,965,201	N/A	13,072,062	6,714,395	5,141,166	162.33	131.11	11,548	13,853
2021	N/A	27,620,893	N/A	43,250,361	10,489,120	19,573,719	193.56	152.83	12,890	13,144
2020	5,842,130	3,772,910	37,662,113	13,337,679	5,454,192	11,181,872	147.28	118.18	1,343	8,718
(1)In 2022, Carol Tomé was the CEO and the Non-CEO NEOs were Brian Newman, Nando Cesarone, Kate Gutmann and Bala Subramanian; in 2021, Carol Tomé was the CEO and the Non-CEO NEOs were Brian Newman, Scott Price, Nando Cesarone and Kate Gutmann; and in 2020 the CEOs were David Abney (First CEO) and Carol Tomé (Second CEO), and the Non-CEO NEOs were Brian Newman, Nando Cesarone, Kate Gutmann, Juan Perez and George Willis.
(2)Our peer group is represented by the Dow Jones Transportation Average.
(3)Determined by reference to our publicly reported adjusted operating profit for each of 2022, 2021 and 2020.

CEO SCT Total to CAP Reconciliation
Year	Summary Compensation Table Total for CEO ($)	Deductions from SCT Total(1) ($)	Additions to SCT Total(2) ($)	Compensation Actually Paid ($)
2022	18,965,201	16,275,515	10,382,376	13,072,062
2021	27,620,893	24,795,449	40,424,917	43,250,361
2020(3)	3,772,910	2,958,822	12,523,591	13,337,679
	5,842,130	3,192,625	35,012,608	37,662,113
(1)Represents the grant-date fair value of stock awards granted during the year (2022: $15,046,968, 2021: $23,670,426, 2020: Carol Tomé $1,833,812 and David Abney $1,411,585), the grant-date fair value of option awards granted during the year (2022: $1,228,547, 2021: $1,125,023, 2020: Carol Tomé $1,125,010 and David Abney $1,153,237) and the aggregate change in the actuarial present value of accumulated benefits under pension plans (2022: $—, 2021: $—, 2020: Carol Tomé $— and David Abney $627,803).
(2)Represents the service cost for defined benefit pension plans (2022: $—, 2021: $—, 2020: Carol Tomé $— and David Abney $234,743) and the value of equity awards calculated using the required methodology for determining CAP, as further detailed in the table below.
(3)In 2020 the CEOs were Carol Tomé (first row) and David Abney (second row).

CEO Equity Component of CAP
Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2022	12,805,107	(5,289,424)	—	2,866,693	10,382,376
2021	33,072,440	6,256,043	—	1,096,434	40,424,917
2020(1)	12,523,591	—	—	—	12,523,591
	9,170,268	14,290,966	—	11,316,631	34,777,865
(1)In 2020 the CEOs were Carol Tomé (first row) and David Abney (second row).
•Stock awards issued under the Management Incentive Plan are valued at the New York Stock Exchange (“NYSE”) closing price of UPS Class B stock at each applicable date.
•Outstanding stock awards issued under the Long-Term Incentive Plan are valued using a Monte Carlo model at each reporting date with performance outcomes assumed to be at target. Long-Term Incentive Plan awards that vest during the period are valued using actual performance outcomes and the NYSE closing price of UPS Class B stock on the vesting date.
•Option awards are valued using a Black-Scholes option pricing model that reflects the award’s exercise price relative to the NYSE closing price of UPS Class B common stock at each valuation date.
•Stock award valuations include reinvested dividends where applicable.

63

Average Other NEOs SCT Total to CAP Reconciliation
Year	Summary Compensation Table Total for Other NEOs ($)	Deductions from SCT Total(1) ($)	Additions to SCT Total(2) ($)	Compensation Actually Paid ($)
2022	6,714,395	5,656,643	4,083,413	5,141,166
2021	10,489,120	8,564,070	17,648,669	19,573,719
2020	5,454,192	3,897,928	9,625,608	11,181,872
(1)Represents the average grant date fair value of stock awards granted during the year (2022: $5,378,818, 2021: $8,200,584, 2020: $3,369,684), the average grant date fair value of option awards granted during the year (2022: $277,825, 2021: $351,349, 2020: $210,297) and the average aggregate change in the actuarial present value of accumulated benefits under pension plans (2022: $—, 2021: $12,137, 2020: $317,948).
(2)Represents the average service cost for defined benefit pension plans (2022: $44,219, 2021: $40,127, 2020: $65,084) and the value of equity awards calculated using the required methodology for determining CAP, as further detailed in the table below.

Average Other NEOs Equity Component of CAP
Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2022	4,841,329	(1,551,105)	—	748,969	4,039,194
2021	12,120,687	2,762,650	—	2,725,205	17,608,542
2020	6,340,480	1,480,751	120,414	1,618,878	9,560,524
•Stock awards issued under the Management Incentive Plan are valued at the NYSE closing price of UPS Class B stock at each applicable date.
•Outstanding stock awards issued under the Long-Term Incentive Plan are valued using a Monte Carlo model at each reporting date with performance outcomes assumed to be at target. Long-Term Incentive Plan awards that vest during the period are valued using actual performance outcomes and the NYSE closing price of UPS Class B stock on the vesting date.
•Option awards are valued using a Black-Scholes option pricing model that reflects the award’s exercise price relative to the NYSE closing price of UPS Class B common stock at each valuation date.
•Stock award valuations include reinvested dividends where applicable.

The following table lists the financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2022 to our performance.

Tabular List
Adjusted operating profit
Revenue growth
Adjusted return on invested capital
Adjusted earnings per share growth
Adjusted free cash flow

64	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

65

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation

What am I voting on? Whether you approve, on an advisory basis, the compensation of the NEOs as disclosed in this Proxy Statement.
Board’s Recommendation: Vote FOR this proposal.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareowners may vote, on an advisory basis, to approve the 2022 compensation paid to our NEOs as disclosed in this Proxy Statement (“say on pay”). We currently conduct say on pay votes annually. We expect that the next say on pay vote will occur at our 2024 Annual Meeting of Shareowners.
Pay for performance and alignment with the long-term interests of our shareowners are key principles of our compensation programs. NEO compensation reflects the following:
•encouraging executive decision-making that is aligned with the long-term interests of our shareowners;
•tying a significant portion of executive pay to Company performance over a multi-year period;
•promoting UPS’s long-standing culture of owner-management; and
•balancing shorter and longer-term performance metrics to encourage the efficient management of our business and minimizing excessive risk-taking.
Although this vote is non-binding, the Compensation and Human Capital Committee and the board value your views and will consider the voting results. If there is a significant negative vote, we expect that we will consult directly with significant shareowners to better understand their concerns. The Compensation and Human Capital Committee and the board would consider feedback obtained through this process in making future compensation decisions.
In accordance with the Dodd-Frank Act, this vote does not overrule any decisions by the board, will not create or imply any change to or any additional fiduciary duties of the board and will not restrict or limit the ability of shareowners generally to make proposals for inclusion in proxy materials related to executive compensation.
Shareowners are being asked to approve the following resolution:
“RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the NEOs, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosures in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareowners.”

66	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

What am I voting on? The frequency of future advisory votes on the compensation of the NEOs as described in the applicable proxy statement.
Board’s recommendation: Vote for a frequency of EVERY YEAR.
Vote required: Approval by a majority of the voting power of the shares present in person or by proxy.

In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, in addition to providing shareowners with the opportunity to cast an advisory vote to approve the compensation of our NEOs, the Company this year is providing shareowners with the ability to cast an advisory vote to approve whether the advisory vote on NEO compensation should be held every year (annual), every two years (biennial), or every three years (triennial). For this proposal, shareowners can indicate whether they would prefer that we hold future advisory votes to approve NEO compensation every year, every two years, every three years, or they may abstain from voting on this proposal. At the Company’s most recent vote in 2017 on the frequency of advisory votes to approve NEO compensation, shareowners approved a triennial voting frequency. However, in light of developing trends in corporate governance, in 2020, we began to voluntarily provide shareowners an annual opportunity to vote to approve such compensation. We continue to believe that an annual vote to approve NEO compensation is appropriate.
Although the vote is non-binding, the board and the Compensation and Human Capital Committee will review the voting results in making a decision as to the policy to be adopted by the board on the frequency of future advisory votes to approve NEO compensation.
In accordance with the Dodd-Frank Act, this vote does not overrule any decisions by the board, will not create or imply any change to or any additional fiduciary duties of the board and will not restrict or limit the ability of shareowners in general to make proposals for inclusion in proxy materials related to executive compensation.

67

Ownership of Our Securities
Securities Ownership of Certain Beneficial Owners and Management
The following table sets forth information as to each person known to us to be the beneficial owner of more than five percent of either our class A or class B common stock, based on SEC filings by such persons. Class A shares are entitled to ten votes per share and class B shares are entitled to one vote per share on each matter acted upon at the Annual Meeting. Class A shares are held by current and former employees and are not publicly traded. As of March 1, 2023 there were 134,119,136 outstanding shares of class A common stock and 722,802,470 outstanding shares of class B common stock.

Name and address	Number of Shares of Class B Stock Beneficially Owned	Percent of Class B Stock
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	57,900,388	8.0%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	67,566,426	9.3%
(1)According to a Schedule 13G/A filed with the SEC on February 3, 2023, BlackRock, Inc. has sole voting power with respect to 52,261,574 shares and sole dispositive power with respect to 57,900,388 shares.
(2)According to a Schedule 13G/A filed with the SEC on February 9, 2023, The Vanguard Group has shared voting power with respect to 1,083,417 shares, sole dispositive power with respect to 64,399,610 shares and shared dispositive power with respect to 3,166,816 shares.
The following table sets forth the beneficial ownership of our class A and class B common stock as of March 1, 2023 by each of our NEOs, each of our directors, and all of our executive officers and directors as a group. Ownership is calculated in accordance with SEC rules and regulations.

	Number of Shares Beneficially Owned(1)		Total Shares Beneficially Owned(4)
	Class A Shares(2)(3)	Class B Shares
Named Executive Officers
Carol Tomé	310,987	13,036	324,023
Brian Newman	58,994	25,000	83,994
Nando Cesarone	56,622	1	56,623
Kate Gutmann	108,085	—	108,085
Bala Subramanian	2,114	—	2,114
Non-Employee Directors
Rodney Adkins	18,069	—	18,069
Eva Boratto	2,728	—	2,728
Michael Burns	34,802	—	34,802
Wayne Hewett	2,728	873	3,601
Angela Hwang	3,078	—	3,078
Kate Johnson	2,414	—	2,414
William Johnson	32,104	160	32,264
Ann Livermore	57,558	—	57,558
Franck Moison	9,938	—	9,938
Christiana Smith Shi	8,018	—	8,018
Russell Stokes	2,414	400	2,814
Kevin Warsh	20,167	—	20,167
Executive Officers and Directors as a Group (21 persons)	962,838	44,820	1,007,658	(5)

68	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

(1)Includes shares for which the named person or group has sole voting or investment power or has shared voting or investment power with his or her spouse.
(2)Includes class A shares that may be acquired through April 30, 2023 upon the conversion of RSUs following a separation from the Board of Directors, including 26,052 RSUs held by Carol Tomé in connection with her prior service as a non-employee director.
(3)Includes class A shares that may be acquired through stock options exercisable through April 30, 2023 as follows: Tomé – 174,237; Newman – 26,133; Cesarone – 9,293; Gutmann – 34,755; Subramanian - 0; and directors and executive officers as a group — 348,409.
(4)All directors and executive officers individually and as a group held less than one percent of outstanding shares of each of class A and class B common stock outstanding as of March 1, 2023. Assumes that all options exercisable through April 30, 2023 and owned by the named individual are exercised, and that shares acquirable under RSUs through April 30, 2023 are so acquired. The total number of shares outstanding used in calculating this percentage for each individual person also assumes that none of the options owned by other named individuals are exercised and that none of the shares acquirable under the RSUs held by other named individual are so acquired.
(5)Includes 280 RSUs and RPUs for executive officers and directors as a group that vest and convert to class A common stock prior to April 30, 2023. Directors hold vested equity interests that, in accordance with SEC reporting rules, are not reported in the table above because the individual does not have the right to acquire beneficial ownership of the underlying shares within 60 days of March 1, 2023. These equity interests represent additional financial interests in UPS that are subject to the same market risks as ownership of our common stock. For Carol Tomé and Ann Livermore, represents 1,336 and 2,827 phantom stock units, respectively; and for Michael Burns, Wayne Hewett, Franck Moison and Kevin Warsh, represents deferred non-employee director retainer fees allocated to 5,470, 1,203, 759 and 9,332 shares of UPS common stock, respectively, within the UPS Deferred Compensation Plan. Phantom stock units were granted to non-employee directors pursuant to a deferred compensation program previously provided to non-employee directors. Carol’s phantom stock units were awarded during her prior service as a non-employee director. Dividends paid on UPS common stock are credited to the director’s phantom stock unit balance. Upon termination of the individual’s service as a director, amounts represented by phantom stock units will be distributed in cash over a time period elected by the recipient.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own beneficially more than 10% of either our class A or class B common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. To our knowledge, for 2022 each of our directors and executive officers complied with all applicable Section 16(a) filing requirements, except for two Forms 4 for Franck Moison, both of which reported separate transactions. The two Forms 4 were filed late due to a Company administrative error.

69

Audit Committee Matters
Proposal 4 — Ratification of Auditors

What am I voting on? Ratify the Audit Committee’s (as used in this Audit Committee Matters section, the “Committee”) appointment of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for 2023.
Board’s Recommendation: Vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2023.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Deloitte has been our independent auditor since we became a publicly traded company in 1999. Prior to 1999, Deloitte served as the independent auditor of our privately held parent company since 1969. Deloitte audited our 2022 consolidated financial statements and our internal control over financial reporting.
The Committee appointed Deloitte as our independent registered public accounting firm for the year ending December 31, 2023. The board recommends that shareowners ratify Deloitte’s appointment. Although shareowner ratification is not required, the board believes that seeking ratification is a good corporate governance practice. If not ratified, the Committee will reconsider Deloitte’s appointment. Even if ratified, the Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of UPS and its shareowners.
A Deloitte representative is expected to attend the Annual Meeting and be available to respond to appropriate shareowner questions. Additional information about the Committee, Deloitte’s appointment and fees, and other related matters follows.
Audit Committee Report
Roles and Responsibilities. The Committee’s key responsibilities are described in its charter. The charter is reviewed annually and was most recently approved by the board in 2022 and is available on the governance section of the UPS Investor Relations website at www.investors.ups.com. Pursuant to its charter, the Committee’s purposes, duties and responsibilities include:
•assisting the board in discharging its responsibilities relating to the Company’s accounting, reporting and financial practices;
•overseeing the Company’s accounting and financial reporting processes, including reviewing earnings or annual report press releases, overseeing the integrity of financial statements and evaluating major financial risks;
•having sole authority to appoint, oversee, determine the compensation of and terminate the Company’s independent registered public accounting firm; and
•overseeing the Company’s disclosure controls and internal controls, compliance with legal and regulatory requirements, and Code of Business Conduct.
Management has primary responsibility for preparing the Company’s financial statements and establishing effective internal control over financial reporting. Deloitte is responsible for auditing those financial statements and the Company’s internal control over financial reporting and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of internal control over financial reporting based on criteria established by the Committee of Sponsoring Organizations of the Treadway Commission.
The Committee appoints the independent registered public accounting firm, approves the terms of the audit engagement, and reviews and approves Deloitte’s fees. In this context, the Committee discussed the terms of Deloitte’s 2023 audit engagement, the audit’s overall scope and plan, and the other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Committee asked Deloitte questions relating to such matters.

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Financial Statement Oversight. The Committee met with management and Deloitte to review and discuss the Company’s audited financial statements and internal control over financial reporting. The Committee discussed with management and Deloitte the critical accounting policies applied by the Company in the preparation of its financial statements, the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements. The Committee also reviewed and discussed the Company’s enhanced assessment and oversight of the effects of COVID-19 on internal controls and financial reporting.
The Committee regularly met with Deloitte and UPS’s internal auditors, in each case with and without other members of management present, to discuss the results of their respective examinations, the evaluations of the Company’s internal control and the overall quality and integrity of the Company’s financial reporting.
Internal Audit Oversight. The Committee reviewed UPS’s internal audit plan and the performance, responsibilities, charter, budget and staffing of UPS’s internal audit function.
Compliance and Ethics Oversight. The Committee met with members of management to discuss the Company’s legal and ethical compliance programs. The Committee also oversaw compliance with procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing and other federal securities law matters, including confidential and anonymous submissions of these complaints.
Auditor Independence. Deloitte provided the Committee with the written disclosures and the letter required by the PCAOB regarding Deloitte’s communications with the Committee concerning independence. The Committee discussed Deloitte’s independence with the firm and considered whether Deloitte’s provision of non-audit services was compatible with their independence.
Pre-approvals. The Committee requires the pre-approval of all audit and non-audit services provided by Deloitte. The Committee reviewed and pre-approved all fees paid to Deloitte.
Committee Assessment of Deloitte. The Committee, along with management and the Company’s internal auditors, reviewed Deloitte’s 2022 performance. The Committee considered the continued independence, objectivity and professional skepticism of Deloitte, the length of time that Deloitte has served as the Company’s independent auditors, the breadth and complexity of the business and its global footprint. The Committee also considered external data and management’s perception of Deloitte’s auditing qualification and experience, the quantity and quality of Deloitte’s staff, Deloitte’s fees, the communication and interaction with the Deloitte team over the course of the prior year, PCAOB reports on Deloitte, and the potential impact of changing independent registered public accounting firms.
The Committee determined that Deloitte can provide both the necessary expertise and has a similar global footprint to effectively audit UPS worldwide. The Committee also considered the efficiencies resulting from Deloitte’s deep understanding of our business, Deloitte’s focus on independence, their quality control policies, the quality and efficiency of the work performed, and the quality of discussions and feedback sessions. Additionally, the Committee is involved in the selection of the new partner-in-charge of the audit engagement when there is a rotation required under applicable rules.
Based on the results of its review, the Committee concluded that Deloitte is independent and that it is in the best interests of UPS and its shareowners to appoint Deloitte to serve as the Company’s independent registered accounting firm for 2023. The board recommends that shareowners ratify this appointment.
Furthermore, the Committee recommended to the Board of Directors that the audited financial statements be included in UPS’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
The Audit Committee
Eva Boratto, Chair
Michael Burns
Wayne Hewett
Angela Hwang

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Principal Accounting Firm Fees
The Committee, with the ratification of the shareowners, engaged Deloitte to perform the annual audits of the Company’s financial statements for each of the fiscal years ended December 31, 2022 and 2021. The aggregate fees billed to us for the fiscal years ended December 31, 2022 and 2021 by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates are listed in the table:

	2022	2021
Audit Fees(1)	$17,969,000	$20,246,000
Audit-Related Fees(2)	$1,977,000	$1,491,000
Total Audit and Audit-Related Fees	$19,946,000	$21,737,000
Tax Fees(3)	$65,000	$128,000
All Other Fees(4)	$80,000	$—
Total Fees	$20,091,000	$21,865,000
(1)Fees for professional services performed by Deloitte for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, internal control attestation procedures, statutory audits of foreign subsidiary financial statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of our financial statements. This includes employee benefit plan and compensation plan audits, independent service auditors’ reports, attestation procedures related to securities offerings, and other attestations by Deloitte.
(3)Fees for professional services performed by Deloitte with respect to tax compliance work and tax planning and advice services. This includes review of original and amended tax returns for the Company and its consolidated subsidiaries, refund claims, and payment planning and tax audit assistance.
(4)Fees for professional services performed by Deloitte with respect to assessments of climate reporting readiness.

Services Provided by Deloitte
All services provided by Deloitte are permissible under applicable laws and regulations. The Committee has established a policy requiring the pre-approval of all audit and non-audit services performed by Deloitte in order to help assure that the provision of such services does not impair Deloitte’s independence.
Proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). Unless a type of service to be provided by Deloitte has received general pre-approval, it requires specific pre-approval by the Committee. Any proposed services exceeding pre-approved cost levels also require specific approval by the Committee.
The Audit, Audit-Related, Tax and All Other services that have received general pre-approval of the Committee, and those services that are prohibited, are described in the policy along with the corresponding cost levels. The term of any general pre-approval is twelve months from the date of pre-approval, unless otherwise stated. The Committee annually reviews and pre-approves the services that may be provided by Deloitte without obtaining specific pre-approval and may revise the list from time to time based on subsequent determinations.
The Committee has delegated to its Chair the authority to pre-approve certain permitted services between the Committee’s regularly scheduled meetings, and the Chair must report any pre-approval decisions to the Committee at its next scheduled meeting for review by the Committee. The policy prohibits the Committee from delegating its responsibilities to management for pre-approving Deloitte’s permitted services.

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Shareowner Proposals
In accordance with SEC rules, we have set forth below shareowner proposals and the shareowner proponents’ supporting statements. The board’s response to each proposal and voting recommendation are also set forth below. The board recommends a vote against each proposal because it does not believe the proposals will drive or create long-term shareowner value. Each shareowner proposal will be voted on at our Annual Meeting only if properly presented at the meeting. The Company is not responsible for any inaccuracies contained in the proposals.
Proposal 5 — Shareowner Proposal to Reduce the Voting Power of Class A Stock from 10 Votes Per Share to One Vote Per Share
What am I voting on? Whether you want the board to take steps to reduce the voting power of the Company’s class A stock from 10 votes per share to one vote per share.
Board’s Recommendation: Vote AGAINST this proposal because:
•The proposal is not in the best interests of the Company or its shareowners
•UPS’s capital structure is unique and does not present risks inherent in typical dual-class structures
•UPS’s dual-class structure does not concentrate voting power or provide any holder a level of control. Class A shares are held by more than 155,000 owners, and management, collectively, holds less than 1% of the voting power of our stock
•UPS’s dual-class structure does not entrench management or the board. There is no controlling founder or family, and we regularly refresh management and the board
•UPS’s governance documents provide additional safeguards against traditional dual-class concerns, including a de facto “sunset” provision on outstanding shares. Transfers of Class A shares are limited, resulting in conversion to Class B shares upon most transfers, and voting restrictions apply upon the acquisition of a significant voting block
•UPS’s capital structure has contributed to its long-term success
•Eliminating this structure will not further improve UPS’s corporate governance or financial performance
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised us that he intends to submit the proposal set forth below for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Proposal 5 — Equal Voting Rights for Each Shareholder
Shareholders request that our Board of Directors take steps to ensure that all of our company’s outstanding stock has an equal one-vote per share in each shareholder voting situation. This would encompass all practicable steps including encouragement and negotiation with current and future shareholders, who have more than one-vote per share, to request that they relinquish, for the common good of all shareholders, any preexisting rights, if necessary.
This proposal is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts. This proposal is important because certain shares have super-sized voting power with 10-votes per share compared to only one-vote per share for other shareholders. Corporate governance advocates have suggested a 7-year transition to equal voting rights for each share.
In spite of lopsided shares having 10-times more voting power, support for this proposal topic has steadily grown from 21% in 2013 to 32% in 2022.
With stock having 10-times more voting power UPS takes our shareholder money but does not give us in return an equal voice in our company’s management.

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Without a voice, shareholders cannot hold management accountable. It is important to continue to vote for this proposal to block UPS management from finding creative ways to further reduce their money at risk at UPS while maintaining the same control.
Plus, with the UPS shareholder-unfriendly brand of corporate governance, we had no right to call a special meeting or act by written consent. And we were restricted by provisions mandating an undemocratic 80%-vote in order to make a certain improvements to our corporate governance. This undemocratic 80% vote requirement translates into a well over a 100% vote requirement from the shares that typical vote at the annual meeting.
Please vote yes: Equal Voting Rights for Each Shareholder — Proposal 5

Response of UPS’s Board
UPS has a unique employee ownership culture that has helped it grow and thrive. Current and former employees have been significant shareowners of the Company since well before the Company’s IPO in 1999. UPS founder Jim Casey fostered this culture and an ownership mindset by urging his partners to run their departments like their own small business.
The Company’s capital structure was developed and implemented in connection with the IPO in order to help ensure employees, who would own only a small portion of the number of shares outstanding, continued to feel like owners as contemplated by Jim Casey. This connection remains true today.
Our ownership structure includes class A and class B common stock. The class A shares are issued as incentive compensation and held by current and former UPS employees and their families in order to further our culture and ownership mindset. The Company’s class B shares are publicly traded. This structure provides a significant incentive for our employees to take actions and make decisions that help facilitate UPS’s long-term success, resulting in aligned interests among all shareowners. The structure also significantly enhances employee and retiree engagement.
UPS’s capital structure is unique and does not present risks inherent in typical dual-class structures
The board strongly disagrees with this proposal’s characterization of UPS’s capital structure. Some companies maintain multiple classes of stock to concentrate voting power with a limited number of people (such as company founders) who have interests that may not align with other shareowners. Others embed the structure to promote managerial entrenchment or provide for disparate financial returns. As described below, UPS’s unique capital structure does not present any of those risks.
UPS’s dual-class structure does not concentrate voting power or provide any holder a level of control; provisions of UPS’s governance documents would prevent voting power concentration
Dual-class structures are typically designed to protect voting control in an individual or small group. UPS’s class A shares are widely held by approximately 155,000 current and former employees, from employees in our operations to executive officers. No single holder or group of holders owns any significant voting bloc. Our executive officers and directors, collectively, hold less than 1% of the total voting power of our class A and class B common stock. As a result, no founders, executive officers and directors, or other holders are able to exercise control or any significant influence over voting decisions.
In addition, UPS’s certificate of incorporation (the “Certificate”) also contains provisions that would limit the voting power of any shareholder, whether the holder of class A or class B common stock, if that holder controlled over 25% of UPS’s outstanding voting power.
UPS’s dual-class structure does not entrench management or the board
UPS maintains robust corporate governance practices, and its capital structure is not used to entrench management or the board. The board regularly reviews and considers succession planning issues. Our CEO has served in that role only since June 2020, and we added an independent board chair at that time. Also, since 2020, we have added five new board members and had four board members retire. In addition, during that time we added three new Executive Leadership Team members - all of whom are diverse - and had five leave the Company.
UPS’s governance documents provide additional safeguards against traditional dual-class concerns, including an effective “sunset”
UPS’s Certificate contains a number of provisions that provide additional safeguards against traditional dual-class concerns. For example, the Certificate contains provisions that provide an effective “sunset” provision on outstanding class A shares which has resulted in an average annual decline in the number of outstanding shares of class A common stock of 3.4% per year since the Company went public. This decline in the number and percentage of shares of class A common stock is expected to accelerate in future

74	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

years. Generally, class A shares convert to class B shares upon a sale or transfer (unless transferred by an employee to a spouse or child). As described above, the Certificate also contains provisions that would limit the voting power of any class A or class B common shareholder, if that holder controlled over 25% of UPS’s outstanding voting power. These governance principles run counter to the traditional notions of dual-class structures. In addition, the Certificate generally requires equal economic treatment of the class A and class B common stock, ensuring that holders of one class would not receive disparate economic or financial treatment as a result of the different voting rights.
UPS’s capital structure has contributed to its long-term success
The interests of employees, who hold class A shares, go beyond UPS’s current stock price and include operating the Company with a broader focus, which is important to our long-term success. Our growth and achievements have been bolstered by the commitment our capital structure has inspired in our employees and retirees.
This capital structure allows management to pursue long-term growth strategies and avoid the drawbacks associated with excessive emphasis on the short-term. Management is able to run the Company with a sense of purpose by focusing on sustainable value creation benefiting all the Company’s stakeholders. In this regard, the interests of all UPS shareowners are aligned.

Eliminating this structure will not further improve UPS’s corporate governance or financial performance
UPS already maintains robust corporate governance practices, eliminating a risk typically associated with dual-class structures. Other than our CEO, all UPS director nominees are independent. All UPS directors are elected annually by a majority of votes cast in uncontested director elections, only independent directors serve on the board’s Audit, Compensation and Human Capital, Nominating and Corporate Governance and Risk Committees, and we have an independent Board Chair. Our board consists of an appropriate mix of newer and longer-tenured directors.
In recent periods, the board has voluntarily adopted a number of corporate governance principles aligned with marketplace developments. These include voluntarily adopting an annual say on pay vote, assigning human capital oversight responsibilities to the Compensation Committee and adding to the Company’s proxy statement and sustainability reports gender and ethnicity information for employees and directors.
Changing the capital structure is unnecessary
The board believes that UPS’s current capital structure continues to be in the best interests of the Company and its stakeholders. Shareowners have agreed with this assessment when they rejected similar proposals every year since 2013.
The board recommends that shareowners vote AGAINST this proposal.

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Proposal 6 — Shareowner Proposal Requesting the Adoption of Independently Verified Science-Based Greenhouse Gas Emissions Reduction Targets in Line with the Paris Climate Agreement
What am I voting on? Whether you want to require the Company to adopt greenhouse gas emissions reduction targets different from those already announced by the Company.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS’s sustainability goals include a plan to become carbon neutral across Scope 1, 2 and 3 emissions in our global operations by 2050
•Our strategy includes addressing airline fuel emissions and the electrification of our delivery fleet
•At this time we do not believe there exist any scalable solutions for aircraft to achieve a science-based target by 2030 or 2035, as would be required to be in line with the Paris Agreement’s goal
•UPS provides transparency, including comprehensive sustainability disclosures with regular updates on our progress
•UPS is committed to continuing to reduce our carbon footprint in a comprehensive and responsible manner
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109 and Trillium Asset Management LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111, have advised us that they intend to submit the proposal set forth below on behalf of the Trillium ESG Global Equity Fund and the Green Century Balanced Fund for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Whereas: In 2018, the Intergovernmental Panel on Climate Change updated the goals of the 2015 Paris Agreement to advise that net carbon emissions must fall 45 percent by 2030 and reach net zero by 2050 to limit warming below 1.5 degrees Celsius, thereby preventing the worst consequences of climate change.
Climate change poses risks to United Parcel Service (UPS). Exceeding 1.5 degrees is predicted to increase sea level rise, severe heat waves, floods, and hurricanes which may lead to shipping delays, including from washed out roadways,1 deterioration of bridge infrastructure,2 and buckling3 and flooding of airport runways.4 Shipping delays related to unpredictable weather cost US trucking companies $8.5 billion5 and global air cargo companies $1 billion,6 annually. By 2050, projections show heat waves costing the US economy $500 billion annually in lost labor productivity,7 and extreme heat has already led to the tragic deaths of several UPS drivers.8
As an integrated freight and logistics company, UPS contributes significantly to climate change. The transportation sector is the largest source of U.S. greenhouse gas emissions.9 Internal combustion engine medium and heavy-duty vehicles have significant adverse health impacts that disproportionately affect low-income communities and communities of color.10
1https://19january2017snapshot.epa.gov/climate-impacts/climate-impacts-transportation_.html
2https://www.climatelinks.org/sites/default/files/asset/document/BRIDGES_PRIMER_CCA_ENGINEERING_DESIGN.pdf
3https://www.upi.com/Top_News/World-News/2022/07/18/eu-runways-melt-britain-paris-parks-open-heat-wave-europe/1791658170654/
4https://19january2017snapshot.epa.gov/climate-impacts/climate-impacts-transportation_.html
5https://rosap.ntl.bts.gov/view/dot/3384
6https://www.tomorrow.io/blog/the-air-freight-industry-has-a-billion-dollar-weather-question-and-the-answer-is-now/
7https://www.atlanticcouncil.org/wp-content/uploads/2021/08/Extreme-Heat-Report-2021.pdf
8https://www.nytimes.com/2022/08/20/business/ups-postal-workers-heat-stroke-deaths.html
9https://www.eia.gov/totalenergy/data/monthly/pdf/flow/fossil-fuel-spaghettichart-2021.pdf
10https://www.washingtonpost.com/climate-solutions/2020/06/29/climate-change-racism/

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Whereas peers FedEx and Amazon have set goals for electric vehicle procurement, UPS’s goals for its ground fleet rely on alternative fuel, which unnecessarily prolongs potential emissions and bolsters fossil fuel infrastructure.11
While UPS has announced a goal to achieve carbon neutrality in its operations by 2050 and a 50 percent reduction in emissions per small package delivered by 2035, UPS has not set a goal that covers its scope 3 emissions, which represent 54 percent of its overall footprint.12 Additionally, shareholders do not know whether UPS plans on achieving net zero through actual emissions reductions or through the purchase of carbon offsets.
Given the risks climate change poses to the economy, environment, employees, and other stakeholders, proponents believe UPS has a responsibility to its investors and stakeholders to adopt greenhouse gas reduction goals aligned with a 1.5 degrees scenario. Independently verified, science-based goals covering scopes 1-3 would provide shareholders with objective assurance that UPS is doing its part to reduce emissions in a comprehensive and timely manner. Peer DHL and 46 other air freight transportation and logistics companies have committed to set targets via the Science Based Targets Initiative (SBTi).
Resolved: Shareholders request that UPS adopt independently verified short and long-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain, in order to achieve net-zero emissions by 2050 or sooner and to attain appropriate emissions reductions prior to 2030, in line with the Paris Agreement’s goal of limiting global temperature rise to 1.5 degrees Celsius.
Supporting Statement: We recommend, at management’s discretion, consideration of approaches used by advisory groups such as SBTi.
11https://www.sightline.org/2021/03/09/the-four-fatal-flaws-of-renewable-natural-gas/
12https://about.ups.com/content/dam/upsstories/assets/reporting/sustainability-2021/2021%20UPS%20GRI%20Report.pdf

Response of UPS’s Board
UPS supports global efforts to mitigate the impact of climate change. Sustainability is an inherent part of UPS’s overall business and operating strategy. We take a comprehensive, global approach to reducing energy use and GHG emissions within our network, as well as major portions of our value chain. As a global leader in logistics and supply chain solutions, we transport packages, facilitate international trade, and apply advanced technology to efficiently manage the world of business. In this role, we have both a responsibility and an opportunity to reduce GHG emissions throughout the supply chains of many businesses, including by efficiently consolidating shipments and otherwise reducing carbon intensity.
UPS’s sustainability goals include a plan to become carbon neutral across Scope 1, 2 and 3 emissions in our global operations by 2050
In 2021, we announced ambitious sustainability goals as a part of our strategy, including a commitment to become carbon-neutral across our global operations by 2050, including Scope 1, 2 and 3 emissions. We also developed medium-term goals designed to help us achieve carbon neutrality, including adopting interim targets to reduce carbon emissions per package by 50% against a 2020 baseline; and to have 100% renewable electricity powering our facilities and use of 30% sustainable aviation fuel by 2035. Our sustainability goals, and progress towards achieving them, are further detailed in our annual sustainability disclosures.
Our strategy includes addressing airline fuel emissions and the electrification of our delivery fleet
UPS continues to transform its delivery fleet, and has made significant strides to this end. In 2022, aircraft fuel made up 66% of our total Scope 1 and Scope 2 GHG emissions. Our Fuel Analytics and Sustainability Group continuously evaluates opportunities to further reduce our emissions in this area, including accelerating efforts to reduce the carbon intensity of our fleet. We take a disciplined approach to emissions reductions in this area. We currently have one of the youngest, most fuel-efficient fleets in the industry. When appropriate, we make capital investments in newer, more fuel-efficient aircraft. In addition, we look for opportunities to retrofit older aircraft to further increase efficiency with the goal of lowering our carbon footprint.
As it relates to ground vehicles, we take a “rolling laboratory” approach of evaluating potential solutions in our network. We test prototypes on the road, collaborating with manufacturers, government agencies and other stakeholders to test feasibility, and evaluate appropriate investment opportunities. UPS’s fleet of more than 15,600 alternative fuel and advanced technology vehicles includes all-electric, hybrid electric, hydraulic hybrid, ethanol, compressed natural gas (CNG), liquefied natural gas (LNG) and propane vehicles.

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UPS has evaluated the feasibility of adopting targets verified by the Science Based Targets Initiative
In developing our emissions reductions goals, we evaluated the potential adoption of targets verified by the Science Based Targets Initiative (“SBTi”). At this time, we do not believe there exist scalable solutions for aircraft or heavy-duty vehicles in the transportation sector that would allow us to achieve 2030 and 2035 targets as would be required by the SBTi. The primary decarbonization path for the aviation sector is sustainable aviation fuel (“SAF”), which is limited in supply, availability and economic feasibility. Additional innovation in this area is needed. To that end, we continue to work with fuel producers, customers, and industry peers to collaborate on bringing scale to the SAF market.
UPS provides transparency, including comprehensive sustainability disclosures with regular updates on our progress
Each year, UPS reports company-wide emissions and tracks and discloses progress towards our emissions-reductions targets. We publish comprehensive sustainability related disclosures showcasing our commitment to our investors, our customers, our employees and the communities in which we operate. These include disclosures under the Global Reporting Initiative (GRI) and the Carbon Disclosure Project (CDP) frameworks. UPS’s sustainability disclosures are extensive, targeted, and inclusive of Scope 1, 2, and 3 GHG emissions. We believe these disclosures provide stakeholders the information they need to assess our sustainability efforts and progress.
UPS is committed to continuing to reduce our carbon footprint in a comprehensive and responsible manner
We believe everyone shares responsibility to improve energy efficiency and reduce GHG emissions. UPS supports global efforts to mitigate the impact of climate change. Our optimized global smart logistics network, combined with our global GHG strategy, helps improve our efficiency and reduce our environmental impact. We will continue to take a fiscally responsible approach based on sound engineering principles to decarbonize our global operations. This technology and innovation driven strategy includes:
•Maintaining a leadership role in decarbonizing the transportation and logistics industries;
•Implementing operational improvements through technology to create overall network and delivery efficiencies beyond miles/fuel;
•Expanding our fleet of alternative fuel and advanced technology vehicles to reduce the proportion of conventional fuels we use;
•Supporting the testing and development of alternative air solutions, including electric aircraft and the use of SAF;
•Reducing conventional and increasing renewable energy use in our facilities;
•Providing customers with services that help them reduce their environmental impact; and
•Helping increase supplier awareness about GHG emissions and how to reduce them.
Adopting additional goals is unnecessary
The board believes the adoption of additional goals requested by this proposal is unnecessary given the Company’s ongoing efforts in this area and information that is already publicly available. Therefore, approval of this proposal would not result in an efficient use of resources or materially alter the Company’s efforts to reduce its emissions.
For these reasons, the board recommends that shareowners vote AGAINST this proposal.

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Proposal 7 — Shareowner Proposal Requesting the Board Prepare a Report on Integrating GHG Emissions Reductions Targets into Executive Compensation
What am I voting on? Whether you want to require the board to prepare a report on integrating GHG emissions reductions targets into the performance goals, metrics and vesting conditions applicable to senior executives under UPS’s incentive compensation plans.
Board’s Recommendation: Vote AGAINST this proposal because:
•Commissioning this report is misguided and impracticable
•UPS provides transparency through comprehensive sustainability disclosures
•The Compensation and Human Capital Committee carefully considers the appropriate metrics for the Company’s incentive compensation programs
•UPS is committed to reducing our carbon footprint for the benefit of all stakeholders
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
Zevin Asset Management, LLC, 2 Oliver Street, Suite 806, Boston, MA 02109, has advised us that they intend to submit the proposal set forth below on behalf of Ellen Sarkisian for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
RESOLVED: Shareholders request the United Parcel Service (UPS or the Company) Board Compensation Committee prepare a report assessing the feasibility of integrating the UPS’ committed GHG emissions targets, goals, and other relevant sustainability measures, (as determined by the Board) into the performance goals, metrics, and vesting conditions applicable to senior executives under the UPS' compensation incentive plans. GHG emissions targets are defined as those goals and targets disclosed by the company in its proxy statement and other public documents. Sustainability measures are defined as the environmental and related considerations, and related financial impacts, that are integrated into long term corporate strategy.
WHEREAS: UPS has announced a goal to achieve carbon neutrality in its operations by 2050 and a 50% reduction in emissions per small package delivered by 2035. However, UPS has not set a goal that covers its Scope 3 emissions, which represent 54% of its overall footprint. Additionally, shareholders do not know if UPS plans on achieving net zero through actual emissions reductions or through the purchase of carbon offsets.
We believe that alignment of a corporate climate transition strategy with executive compensation metrics and incentives can increase the likelihood of UPS achieving a timely climate transition.
Achievement of a climate strategy that supports UPS’ overall corporate strategy helps to protect long-term shareholder value.
A review of UPS' compensation structure for senior executives did not identify meaningful linkages between reducing GHG emissions and executive compensation. While compensation structures, especially for equity grants, are understandably linked primarily to shareholder returns, we believe these returns are impacted by the success of the Company in achieving its emissions targets and goals.
The achievement of the Company's committed carbon reduction targets is intended as an integral element of the success of overall corporate strategy. UPS has not committed to setting independently verified, science-based goals covering Scopes 1-3, which would provide shareholders with objective assurance that UPS is strategically reducing emissions in a comprehensive and timely manner.
Peer DHL and 46 other air freight transportation and logistics companies have committed to setting targets via the Science-Based Targets Initiative (SBTi). Chevron Corp., Marathon Petroleum Corp., and other Scope 3-intensive companies in recent years have tied executive compensation to reductions in their GHG emissions.1
SUPPORTING STATEMENT: Examples of approaches to linkages between GHG emissions reductions targets and compensation structures that the board could consider include:
•Design quantitative climate-related metrics with measurable payout or long-term incentive components
1 https://news.bloomberglaw.com/esg/executive-pay-tied-to-esg-goals-grows-as-investors-demand-action

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•Adding a vesting requirement for a portion of performance equity grants that vest upon the achievement of interim GHG emissions targets
•The interim targets would provide a pathway to the achievement of overall, longer-term targets
•The interim period could align with typical equity grant vesting cycle
•Adding a requirement for the achievement of one-year interim GHG emissions targets to the annual bonus plan
•Adding similar short- or longer-term compensation goals to other, related, material ESG-related targets.

Response of UPS’s Board
As a global leader in logistics and supply chain solutions, we transport packages, facilitate international trade, and apply advanced technology to efficiently manage the world of business. In this role, we know we have both a responsibility and an opportunity to reduce GHG emissions throughout the supply chains of many businesses, including by efficiently consolidating shipments and otherwise reducing carbon intensity.
UPS currently takes a comprehensive, global approach to reducing energy use and GHG emissions within our network, as well as major portions of our value chain. As a result, UPS’s senior executives are currently effectively managing for sustainability as a component of our long-term strategic goals. Integrating specific sustainability metrics into incentive compensation plans will not impact sustainability performance or long-term shareowner value at UPS.
This proposal mischaracterizes UPS’s sustainability goals; our plan is to become carbon neutral across Scope 1, 2 and 3 emissions in our global operations by 2050
The proposal incorrectly states that “UPS has not set a goal that covers its Scope 3 emissions...” In 2021, we announced ambitious sustainability goals as a part of our overall strategy, including a commitment to become carbon-neutral across our global operations by 2050, including Scope 1, 2 and 3 emissions. We also developed medium-term goals designed to help us achieve carbon neutrality, including adopting interim targets to reduce carbon emissions per package by 50% against a 2020 baseline; and to have 100% renewable electricity powering our facilities and use of 30% sustainable aviation fuel by 2035. Our sustainability goals, and progress towards achieving them, are further detailed in our annual sustainability disclosures.
Sustainability performance is already a component of executive incentive compensation
Sustainability is an inherent part of UPS’s overall business and operating strategy. We recognize that the efficiency of our global logistics network drives both business success and environmental impact. Our executive incentive compensation programs are designed to motivate towards the achievement of key performance metrics that support our long-term goals, including GHG emissions reductions.
Each year, the Compensation and Human Capital Committee, working closing with its independent consultant, seeks to optimize UPS’s profitability and growth through appropriate incentives which are consistent with our goals and link incentive compensation with Company performance. This approach aligns the interests of executives with those of our shareowners, promotes individual performance and encourages teamwork.
Payouts under the Company’s annual incentive program are subject to the achievement of key business objectives and at-risk based on Company performance. Payouts under the Company’s long-term incentive program are subject to achievement of performance metrics over a three-year period that support our long-term strategy. The Committee believes that the selected metrics are appropriate and in the best interest of the Company and its shareowners, and properly motivate executives. The Committee does not believe that introducing additional sustainability metrics into the executive compensation programs will impact performance or is appropriate at this time.
UPS provides transparency, including comprehensive sustainability disclosures with regular updates on our progress
Approval of this proposal also would not impact UPS disclosure around GHG emissions reductions. Each year, UPS reports company-wide emissions and tracks and discloses progress towards our emissions-reductions targets. We publish comprehensive sustainability related disclosures showcasing our commitment to our investors, our customers, our employees and the communities in which we operate. These include disclosures under the Global Reporting Initiative (GRI) and the Carbon Disclosure Project (CDP) frameworks. UPS’s sustainability disclosures are extensive, targeted, and inclusive of Scope 1, 2, and 3 GHG emissions. We believe these disclosures provide stakeholders appropriate information to assess our sustainability efforts and progress.
UPS is committed to continuing to reduce our carbon footprint in a comprehensive and responsible manner
Approval of the proposal also would not impact our goal to reduce our carbon footprint. Through our goals, UPS supports global efforts to mitigate the

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impact of climate change. Our optimized global smart logistics network, combined with our global GHG strategy, helps improve our efficiency and reduce our environmental impact. We will continue to take a fiscally responsible approach based on sound engineering principles to decarbonize our global operations. This technology and innovation driven strategy includes:
•Maintaining a leadership role in decarbonizing the transportation and logistics industries;
•Implementing operational improvements through technology to create overall network and delivery efficiencies beyond miles/fuel;
•Expanding our fleet of alternative fuel and advanced technology vehicles to reduce the proportion of conventional fuels we use;
•Supporting the testing and development of alternative air solutions, including electric aircraft and the use of SAF;
•Reducing conventional and increasing renewable energy use in our facilities;
•Providing customers with services that help them reduce their environmental impact; and
•Helping increase supplier awareness about GHG emissions and how to reduce them.
UPS is widely recognized for its sustainability practices
Approval of the proposal also would not significantly impact our sustainability practices. UPS is committed to sustainable business practices, including transparent sustainability reporting. We published our first Corporate Sustainability Report in 2003, and we continue to lead the way with the adoption of new sustainability reporting standards. We have been repeatedly recognized for our sustainability leadership, including the following:
•Presented with the U.S. Environmental Protection Agency (EPA) SmartWay Excellence award in 2020, 2018, 2016, 2015, 2009 and 2008. The award recognizes outstanding environmental performance and leadership.
•Named to the “Civic 50” by Points of Light for being one of the most community-minded companies in the nation for the third time.
•Inducted into the Climate Leadership Hall of Fame at the Climate Leadership Awards for work in response to climate change.
•Named to CNBC and JUST Capital’s annual JUST 100 corporate leadership list. The list recognizes companies in the U.S. on environmental, social and governance issues.
The Compensation and Human Capital Committee carefully considers the appropriate metrics for the Company’s incentive compensation programs
The Committee works carefully with their independent advisors to set appropriate metrics for the Company’s incentive compensation programs. The Committee seeks to optimize the profitability and growth of our company through annual and long-term incentives which are consistent with our goals, and which link the senior executive compensation to the value of our common stock. This approach aligns the interests of senior executives more closely with those of our shareowners, promotes excellence in individual performance, and encourages teamwork among our employees.
Preparing an additional report is unnecessary
Integrating sustainability metrics into the process will not improve the already close alignment between senior executives and our shareowners’ interests. Therefore, approval of this proposal would not result in an efficient use of resources or materially alter the Company’s efforts to reduce its emissions.
For these reasons, the board recommends that shareowners vote AGAINST this proposal.

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Proposal 8 — Shareowner Proposal Requesting the Board Prepare a Report on How the Company is Addressing the Impact of its Climate Change Strategy on Relevant Stakeholders Consistent with the “Just Transition” Guidelines
What am I voting on? Whether you want the board to prepare a report on how the Company is addressing the impact of its climate change strategy on relevant stakeholders consistent with the “Just Transition” guidelines of the International Labor Organization and indicators of the World Benchmarking Association.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS already provides transparency, including comprehensive sustainability disclosures with regular updates on our progress
•UPS is committed to reducing our carbon footprint for the benefit of all stakeholders
•UPS is committed to maintaining open and honest dialog with our stakeholder and delivering positive social impact
•UPS continues to actively invest in talent recruitment and employee development
•The board provides independent oversight of UPS’s human capital management and economic, environmental and social sustainability risks
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
The International Brotherhood of Teamsters, 925 Louisiana Avenue, NW, Washington, DC 20001, has advised us that they intend to submit the proposal set forth below for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Resolved: Shareholders request the Board of Directors prepare a report disclosing how United Parcel Service, Inc. ("UPS" or the "Company") is addressing the impact of its climate change strategy on relevant stakeholders, including but not limited to its employees, workers in its supply chain, and communities in which it operates, consistent with the "Just Transition" guidelines of the International Labor Organization and indicators of the World Benchmarking Association. The report should be prepared at reasonable cost, omit proprietary information, and be available to investors.
Supporting Statement: At the 2021 UN Climate Change Conference, the United States and other governments agreed to the Just Transition Declaration, which aligns with the "Just Transition" guidelines in the International Labor Organization's Guidelines for a just transition towards environmentally sustainable economies and societies for all. The latter states an environmentally sustainable future requires "anticipating impacts on employment, adequate and sustainable social protection for job losses and displacement, skills development and social dialogue." (https://
www.ilo.org/wcmsp5/groups/public/---ed_emp/---emp_ent/documents/publication/wcms_432859.pdf) Those guidelines emphasize the "pivotal role" of employers "in bringing about social, economic and environmental sustainability with decent work and social inclusion."
The World Benchmarking Association's indicators include discrete, time-based indicators, including those tied to developing a just transition plan through consultation with affected stakeholders; mitigating the negative social impacts of the carbon transition on workers and communities; establishing a clear process for identifying job dislocation risks for workers and communities; and developing plans to retain and reskill workers for an inclusive workforce. (See https://assets.worldbenchmarkingalliance.org/app/uploads/2021/07/Just-Transition-Methodology.pdf.)
In 2021, UPS announced its goal of becoming carbon-neutral across by 2050. This is laudable; however, UPS fails to disclose how this will be achieved in a manner consistent with a just transition, despite the potentially profound impact on employees and communities. A 2022 study by the World Benchmarking Alliance scored UPS at just 0.6/20 for its just transition indicator disclosure and called on the Company to increase reporting. (See https://www.worldbenchmarkingalliance.org/publication/transport/companies/united-parcel-service-ups/)
The challenges confronting a just transition strategy at UPS could not be clearer than when the company,

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in touting the sustainability benefits of route optimization technologies, states that "the greenest mile is the one not driven or flown."
There are also questions about the role UPS accords to automation in achieving its carbon goals, even though such technologies risk displacing or down-skilling jobs. These efforts include deploying warehouse robotics and investments or partnerships with companies developing self-driving technologies and those working towards drone delivery.
Commenting on such initiatives at the 2021 shareholder meeting, CEO Carol Tomé concluded by saying "there's a lot going on here. We've got a real commitment to reducing our carbon footprint."
With route efficiency and automation seemingly core to UPS' climate-strategy, there is an urgent need for the Company to develop a just transition plan to ensure its actions are fair and equitable to affected workers and communities.

Response of UPS’s Board
UPS supports global efforts to mitigate the impact of climate change. Sustainability is an inherent part of UPS’s overall business and operating strategy. We take a comprehensive, global approach to reducing energy use and GHG emissions within our network, as well as major portions of our value chain. As a global leader in logistics and supply chain solutions, we transport packages, facilitate international trade, and apply advanced technology to efficiently manage the world of business. In this role, we have both a responsibility and an opportunity to reduce GHG emissions throughout the supply chains of many businesses, including by efficiently consolidating shipments and otherwise reducing carbon intensity.
As UPS transitions to decarbonize our network, we understand there will be potential opportunities and challenges, and are committed to work with all of our stakeholders on this journey, including actively investing in our employees and communities and openly engaging with all stakeholders. The board’s oversight of human capital management and economic, environmental and social sustainability risks helps identify and mitigate those risks and foster our continued progress in those regards. We do not believe the requested report would significantly alter the mix of information available.
UPS already provides transparency, including comprehensive sustainability disclosures with regular updates on our progress
UPS is committed to sustainable business practices and transparent sustainability reporting. We published our first Corporate Sustainability Report in 2003, and we continue to evaluate the adoption of new sustainability reporting standards. Each year, UPS reports company-wide emissions and tracks and discloses progress towards our emissions-reductions targets. We publish comprehensive sustainability related disclosures showcasing our commitment to our investors, our customers, our employees and the communities in which we operate. These include disclosures under the Global Reporting Initiative (GRI) and the Carbon Disclosure Project (CDP) frameworks. UPS’s sustainability disclosures are extensive, targeted, and inclusive of Scope 1, 2, and 3 GHG emissions. We believe these disclosures provide stakeholders the information they need to assess our sustainability efforts and progress.
UPS is committed to reducing our carbon footprint for the benefit of all stakeholders
We believe everyone shares responsibility to improve energy efficiency and reduce GHG emissions and we are committed to reducing our carbon footprint for the benefit of all stakeholders. We are focused on five levers to achieve carbon neutrality by 2050:
•Efficiency and innovation – Our GHG emissions strategy includes improving our operational efficiency and reducing fuel consumption. Our actions resulted in a 14 percent reduction in CO2e per package from 2010 to 2020. Starting from the base year of 2020, we have set a goal to reduce CO2e per package delivered by an additional 50 percent by 2035.
•Increasing SAF procurement – In achieving carbon neutrality by 2050, in air transportation we are committing to source 30 percent aviation fuel from sustainable sources. At the current time, SAF supply remains limited, and it has not reached economies of scale, making it cost prohibitive for wide adoption. Over the next several years, UPS will continue to work within the industry, including with fuel producers, customers, and peers to accelerate the commercial availability, scale, cost, and competitiveness shift to SAF.
•Fleet electrification – A key part of our carbon reduction strategy involves electrifying our package delivery cars (class 4 to 6). We are collaborating with vehicle manufacturers to develop vehicle concepts to UPS specifications. We continue to move forward in R&D and testing other alternative fuels and technologies in our “Rolling Laboratory.”
•Renewable / biofuel interval solutions – Not only are we working on fleet electrification, but we are also using alternative fuels in ground operations, which also serves as a bridging solution that will contribute to carbon reductions as we transition our fleet to zero-emission tailpipe vehicles.
•Renewable electricity transformation – Renewable electricity for our facility load and electric fleet will be acquired over the next decade.

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UPS is committed to maintaining open and honest dialogue with our stakeholders and delivering positive social impact
We consider stakeholder engagement an essential aspect of our corporate governance. As UPS transitions to decarbonize our network, we understand there will be potential opportunities and challenges, and are committed to work with all of our stakeholders on this journey. Maintaining open and honest dialogue with our stakeholders is an important component of our corporate culture, and we are committed to engaging with all of our stakeholders on key environmental issues.
As one of the world’s largest private employers, we communicate frequently with our employees and their unions at many levels of the Company to promote all parties working toward positive results for our employees and other major stakeholders. UPS also works with organized labor on key environmental issues. For several years, we have served on the Corporate Advisory Board of the Blue-Green Alliance, a group of labor and environmental organizations, to discuss emerging environmental issues and solutions, including how our climate change strategy will impact our employees and workers in the Company’s supply chain.
We keep delivering social impact through our charitable giving, delivering HELP where it’s needed most, focused on Health and humanitarian relief, Equity and economic empowerment, Local engagement through volunteerism and Planet protection. An important commitment to support our engagement in the communities we serve includes UPSers volunteering 30 million hours by 2030.
UPS continues to actively invest in talent recruitment and employee development
UPS employees are motivated, high-performing people, and they represent a meaningful competitive advantage for the Company. We believe it is critical to recruit the best people and keep them for the long term — an especially important aim amid changes to our industry, our customers and the world’s transportation infrastructure.
Central to our Employee Value Position is our investment in the careers of our employees through the Education Assistance Program. UPS helps our employees finance their education through one of the more generous tuition reimbursement programs in the marketplace. As an important recruiting and retention tool, students can use up to $25,000 for their education and attend school while working part-time or full-time at UPS.
We also intently focus on helping employees sharpen the skills needed to excel in their roles and achieve their long-term career goals. We offer our employees a range of continuous training and talent development opportunities, and those offerings combine experience, exposure, and education for employees throughout our organization. Employees create individualized development plans and collaborate with their managers to determine the most beneficial training programs and development opportunities to meet their unique goals. Additionally, self-development opportunities are available around the clock through our extensive online library in UPS University, our enterprise-wide learning management system and component of our global talent management system.
The board provides independent oversight of UPS’s human capital management and economic, environmental and social sustainability risks
Our board is responsible, directly and through the Compensation and Human Capital Committee, for oversight of human capital matters, which responsibility it executes through a variety of methods and processes. Management provides regular updates and leads discussions with the board and its committees around human capital, technology initiatives impacting the workforce, health and safety matters, employee survey results related to culture and other matters, hiring and retention, employee demographics, labor relations and contract negotiations, compensation and benefits, succession planning and employee training initiatives. This is part of the broader framework that guides how we attract, retain and develop a workforce that aligns with our values and strategies.
Our board is also responsible for oversight of economic, environmental and social sustainability matters, which are considered as part of our comprehensive enterprise risk management program. The board regularly reviews the effectiveness of our risk management and due diligence processes related to material sustainability topics, and oversees management’s development of our values, strategies and policies related to economic, environmental and social impacts. We believe the board’s oversight of these matters helps identify and mitigate human capital management and economic, environmental and social sustainability risks, including the risks posed by the Company’s climate change strategy.
Preparing an additional report is unnecessary
The board believes producing this report is unnecessary, not an efficient use of resources and will only serve to benefit the limited interests of a small group of shareowners.
For these reasons, the board recommends that shareowners vote AGAINST this proposal.

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Proposal 9 — Shareowner Proposal Requesting the Board Prepare a Report on Risks or Costs Caused by State Policies Restricting Reproductive Rights
What am I voting on? Whether you want to require the board to publish a report on the risks or costs caused by state policies restricting reproductive healthcare rights and the strategies UPS may use to mitigate these risks.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS offers industry-leading compensation and benefits to employees, including multiple benefits focused on our employees’ health and wellness
•UPS is committed to a positive and supportive workplace environment for women
•We encourage UPSers to exercise their right to vote and inform their elected officials of their views on issues through the democratic process
•Preparing another report, of the nature requested by the proposal, will not drive or create long-term shareowner value
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
Arjuna Capital, 13 Elm Street, Manchester, MA 01944, has advised us that it intends to submit the proposal set forth below on behalf of Sara Frankel, for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Access to Reproductive Care
Companies must navigate a patchwork of state laws with respect to the provision of reproductive health care. In recent decades, states have passed more than 600 laws restricting abortion access, and twelve states now ban most abortions. Other states have enacted legislation that protects these rights.
United Parcel Service, Inc. ("UPS") employs nearly 93,000 female employees and has significant operations in states where reproductive rights are severely limited. These employees face challenges accessing reproductive healthcare, including abortion services, for themselves or family members.
Employers, as well as employees, bear the cost of restricted access to reproductive health care. Women who cannot access abortion are three times more likely to leave the workforce than women who are able to access abortion when needed, and four times as likely to slip into poverty (bit.ly/37qrmMw). The Institute for Women's Policy Research estimates that state-level abortion restrictions may annually keep more than 500,000 women aged 15 to 44 out of the workforce. These factors may harm UPS's ability to meet the diversity goals in its 2021 Global Reporting Initiative report (bit.ly/3Al0U2i), with negative consequences to performance, brand and reputation.
UPS may find it more difficult to recruit employees to states that have outlawed abortion (bit.ly/3Ctj3Zl). According to a 2022 survey commissioned by Lean In, strong majorities of women under 40, regardless of political affiliation, would prefer to work for a company that supports abortion access (Forbes, 8.2.22). In addition, a 2022 Harris Poll found that in the wake of the Dobbs decision, 69 percent of employees aged 18 to 34 want more clarity and transparency about their organization's policies and benefits for reproductive healthcare (https://bit.ly/3OqENNL).
Surveys have consistently shown that a majority of Americans wanted to keep the Roe v. Wade framework intact. In a 2021 survey of U.S. consumers, 64 percent said employers should ensure that employees have access to reproductive health care and 42 percent would be more likely to buy from a brand that publicly supports reproductive health care (bit.ly/3nmzd2U).
Resolved: Shareholders request that the UPS Board of Directors issue a public report prior to December 31, 2023, omitting confidential information and at reasonable expense, detailing any known and potential risks or costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.
Supporting Statement: Shareholders recommend that the report evaluate any risks and costs to the company associated with new laws and legislation severely restricting reproductive rights, and similar

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restrictive laws proposed or enacted in other states. In its discretion, the board's analysis may include any effects on employee hiring, retention, and productivity, and decisions regarding closure or expansion of operations in states proposing or enacting restrictive laws and strategies such as any public policy advocacy by the company, related political contributions policies, and human resources or educational strategies.

Response of UPS’s Board
UPS’s commitment to customer service is dependent on our employees, who are integral to our success. Central to that commitment is making UPS a great place for women to start and grow in their careers. UPS offers industry-leading compensation and benefits to our employees, including health and wellness benefits.
UPS offers industry-leading compensation and benefits to employees
Our success depends on our ability to serve our customers. UPS is a global company that provides industry-leading compensation and benefits in order to attract, develop and retain qualified employees. To assist with employee recruitment and retention, we review the competitiveness of our employee value proposition, including benefits and pay, and the range of continuous training, talent development and promotional opportunities we offer. Our benefit plans comply with all local, state and federal laws.
Benefits provided to our employees typically include:
•Health Benefits: (1) comprehensive coverage, including medical, dental and vision care, (2) life insurance and supplemental life insurance, (3) disability coverage, (4) work-life balance programs, (5) wellness programs and (6) an employee assistance program.
•Financial Benefits: (1) retirement plans, (2) a discounted employee stock purchase plan, (3) paid time off, and (4) education assistance.
UPS is committed to a positive and supportive workplace environment for women
We believe UPS is a great place to work, including for women. And UPS is committed to building a more inclusive and equitable company, and we have made attracting and retaining women in our workforce a priority. Our focus on diversity, equity and inclusion in our operations and management is also reflected in the composition of our Board of Directors, which consists of 46% women and our Executive Leadership Team, which consists of 33% women. In addition, our commitment to continued progress of women globally is shown through our aspirational goal of 30% women representation in full-time management positions globally by 2025. We are focused on the pathway to achieve our intended results, including through updates and discussions around human capital transformation efforts, employee survey results related to culture and other matters, hiring and retention, employee demographics, succession planning and other employee initiatives.
UPS also demonstrates its commitment to equity and inclusion by supporting economic growth for women, including funding for women-centered programs and sponsorships. From campaigns that uplift women-owned businesses to investment in community partnerships and increased representation in company management, UPS is focused on driving greater gender equity. For example, the UPS Women Exporters Program helped women entrepreneurs around the world to trade across borders, overcome challenges and forge new futures by expanding their businesses to global markets, and since 2021, have trained over 2,200 women to integrate their small businesses into the global economy. Additionally, UPS’s robust talent and succession planning process supports the development of a diverse talent pipeline for leadership and other critical roles.
We also sponsor employee Business Resource Groups (BRGs). The BRG program started as a pilot in 19 UPS locations in 2006 with Women’s Leadership Development (WLD) and has grown into nearly 200 chapters worldwide across 11 categories, including WLD, Women in Operations, Future Leaders and Parents and Caregivers. Each BRG is supported by advisors and senior management sponsors.
As a result of these efforts, UPS has been recognized by a number of industry-leading external organizations, including being ranked #22 on the 2022 Break the ceiling touch the sky® 101 Best Global Companies for Women in Leadership Index, being awarded “2022 Top Company for Women to Work for In Transportation” by the Women in Trucking Association, and being named in 2022 by Newsweek as one of America’s Greatest Workplaces for Diversity.
We encourage UPSers to exercise their right to vote and inform their elected officials of their views on issues through the democratic process
UPS is subject to extensive regulation at the federal, state and local levels. While there are many regulatory issues that impact our business, as a logistics company, we are focused on fair taxation, commercially reasonable regulation, expansive trade, and a level playing field with competitors. UPS also works to advance the interests of our employees when they intersect with our business operations.

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We believe that we have a responsibility to our shareowners, employees and other stakeholders to engage in the political process. Helping legislators understand private sector issues enables them to better craft policies that create jobs and improve the economy.
We also encourage UPSers to exercise their right to vote and inform their elected officials of their views on all issues through the democratic process.
Producing the requested report is unnecessary and will not drive or create long-term shareowner value
We believe that the proposal, which requests a report on “any known and any potential risks and costs” resulting from “enacted or proposed state policies,” is framed so broadly that it would be extremely difficult for any company operating in all 50 states and globally to create a document that would be useful for our shareowners, employees and other stakeholders. UPS is focused on complying with applicable laws and regulations, surveying the competitive landscape and remaining responsive to employees’ needs. UPS will continue to evaluate employee benefits as part of our overall human capital strategy. The Board therefore believes the requested report is unnecessary and that approval of this proposal would not result in an efficient use of resources and would only serve to benefit the limited interests of a small group of shareowners.
For these reasons, the board recommends that shareowners vote AGAINST this proposal.

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Proposal 10 — Shareowner Proposal Requesting the Board Prepare a Report on the Impact of the Company’s DE&I Policies on Civil Rights, Non-Discrimination and Returns to Merit, and the Company’s Business
What am I voting on? Whether you want the board to commission an audit analyzing the impacts of the Company’s diversity, equity and inclusion policies on civil rights, non-discrimination and returns to merit, and the impact of those issues on the Company’s business.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS has taken significant steps to develop and maintain a diverse and inclusive workforce
•UPS’s commitment to diversity is reflected in our workforce demographics
•UPS already provides investors with significant diversity and inclusion data
•UPS has consistently been named a top company for diversity, equity, and inclusion
•The board provides independent oversight of UPS’s human capital management
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036 has advised us that they intend to submit the proposal set forth below for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Resolved: Shareholders of the United Parcel Service, Inc. ("the Company") request that the Board of Directors commission an audit analyzing the impacts of the Company's Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company's business. The audit may, in the Board's discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company's website.
Supporting Statement: Under the guise of ESG, corporations have allocated significant resources and attention towards implementing social justice into workplace practices and hiring. Across the political spectrum, all agree that employee success should be fostered and that no employees should face discrimination, but there is much disagreement about what non-discrimination means.
Many companies — including Bank of America, American Express, Verizon, Pfizer, CVS and even UPS itself1 — have adopted Equity, Diversity & Inclusion programs, trainings and officers that seek to establish racial and social "equity." But in practice, what "equity" really means is the distribution of pay and authority on the basis of race, sex, orientation and ethnic categories rather than by merit.2
Where adopted, such programs have raised significant objections, including the concern that the programs and practices themselves are deeply racist, sexist, otherwise discriminatory, and potentially in violation of the Civil Rights Act of 1964.3 And that by devaluing merit, corporations have sacrificed employee competence and moral — and therefore productivity — to the altar of "diversity."
1https://www.city-journal.org/bank-of-america-racial-reeducation-program; https://www.city-journal.org/verizon-critical-race-theory-training; https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/;https://www.foxbusiness.com/politics/cvs-inclusion-training-critical-race-theory; https://www.foxbusiness.com/politics/pfizer-race-hiring-systemic-racism-gender-equity; https://about.ups.com/ae/en/social-impact/diversity-equity-and-inclusion.html; https://about.ups.com/us/en/our-company/leadership/darrell-ford.html
2https://www.sec.gov/Archives/edgar/data/1048911/000120677421002182/fdx3894361-def14a.htm#StockholderProposals88; https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2021/asyousownike051421-14a8-incoming.pdf;https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2021/nyscrfamazon012521-14a8-incoming.pdf;https://www.sec.gov/Archives/edgar/data/1666700/000119312521079533/d108785ddef14a.htm#rom108785_58
3https://www.americanexperiment.org/survey-says-americans-oppose-critical-race-theory/;https://www.newsweek.com/majority-americans-hold-negative-view-critical-race-theory-amid-controversy-1601337;https://www.newsweek.com/coca-cola-facing-backlash-says-less-white-learning-plan-was-about-workplace-inclusion-1570875;https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/; https://www.city-journal.org/verizon-critical-race-theory-training

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These practices create massive reputational, legal and financial risk. If the Company is, in the name of so-called "equity," committing illegal or unconscionable discrimination against employees deemed "non-diverse," then the Company will suffer in myriad ways — all of them both unforgivable and avoidable.
In developing the audit and report, the Company should consult civil-rights and public-interest law groups, but it must not compound error with bias by relying only on left-leaning organizations. It must consult groups across the spectrum of viewpoints, including right-leaning civil-rights groups representing people of color — such as the Woodson Center4 or Project 215 — and groups that defend the rights and liberties of all Americans.
Similarly, when including employees in the audit, the Company must allow employees to speak freely and confidentially without fear of reprisal or disfavor. Too many employers have established company stances that themselves chill contributions from employees who disagree with the company's asserted positions, and then have pretended that the employees who have been empowered by the companies' partisan positioning represent the true and only voice of all employees. This by itself creates a deeply hostile workplace for some groups of employees, and is both immoral and likely illegal.
4https://woodsoncenter.org
5https://nationalcenter.org/project-21/

Response of UPS’s Board
UPS is a people-led company guided by a strong purpose. UPS’s values are rooted in diversity, equity and inclusion (DEI) that thrives inside and outside our organization. We are committed to developing and maintaining a diverse and inclusive workforce and we value the contributions of all our people and encourage everyone to bring their unique perspectives, backgrounds, talents and skills to work every day. We believe that the proposal carries a divisive political tone and suggests that we incorporate views of specific special-interest groups into the requested report – neither of which we support or believe would be beneficial to creating a diverse and inclusive workforce. Therefore, conducting the audit requested by this shareowner proposal on the impact of UPS’s DEI efforts on civil rights is unnecessary, not an efficient use of resources and not in the best interests of the Company or its shareowners.
UPS has taken significant steps to develop and maintain a diverse and inclusive workforce
As one of the world’s largest employers, UPS employs people across all cultures, backgrounds, lifestyles and experiences. We provide opportunities for employees to connect, network and learn from others outside of normal work teams and with different backgrounds and experiences to further our goals. We accomplish this through employee training programs and a commitment to employee Business Resource Groups (BRGs). Our BRGs include almost 200 chapters worldwide across 11 categories: African American, Asian, Hispanic/Latino, Focus on Abilities, LGBT & Allies, Future Leaders, Multicultural, Parents & Caregivers, Veterans, Women in Operations, and Women’s Leadership Development. Each BRG is supported by advisors and senior management sponsors.
Our Chief Human Resources Officer also serves as the Chief DEI Officer, a position on the Company’s Executive Leadership Team reporting directly to our CEO. Our Chief DEI Officer regularly reports directly to the Board of Directors on, among other things, progress towards our goals. The Chief DEI Officer also engages with UPS suppliers, customers and other external partners to encourage the adoption of more proactive DEI efforts.
UPS’s commitment to diversity is reflected in our workforce demographics and DEI aspirational goals
Starting from the most senior levels at UPS, our commitment to diversity and inclusion is evident:
•Board of Directors – 46% of our directors are women; and 31% are non-white
•Executive Leadership Team – 33% of our Executive Leadership Team members are women; and 33% are non-white
•Management – as disclosed in our most recent Sustainability Report, 37% of our entry level management positions, and 26% of our senior and middle management positions, are held by women; in addition, 50% of our entry level management positions, and 34% of senior and middle management positions, are held by non-white employees
Our commitment towards building a more diverse and inclusive environment is also evidenced by our recently adopted and disclosed DEI goals:
•30% women in full-time management globally by 2025; and
•40% ethnically diverse full-time management in the U.S. by 2025.

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We publicly report on our progress towards these goals in our annual sustainability reports.
UPS already provides investors with significant DEI data
UPS currently discloses all material information in connection with its DEI efforts. In recent periods, we began voluntarily publicly disclosing our consolidated EEO-1 report that we file with the EEOC, which contains prior year gender, racial and ethnic composition of our US workforce by EEO-1 job category. We also provide regular updates on developments in our DEI efforts and goals in our annual sustainability reports, on our corporate website and elsewhere. We believe these disclosures provide investors with necessary and appropriate information to determine the effectiveness of our human capital management efforts.
UPS has consistently been named a top company for DEI
We further believe the effectiveness of our efforts in the DEI area have been validated through our receipt of numerous awards, including:
•Carol Tomé was recognized by the Diversity and Leadership Conference as a 2023 Top 50 CEO for Diversity;
•UPS was named as One of America’s Greatest Workplaces 2023 For Diversity;
•UPS was recognized by Forbes as one of the Best Workplaces for Women;
•UPS was named as a Top Company for Women to Work for in Transportation by the Women in Trucking Association;
•UPS was named by Supply Chain as one of the top 10 companies committed to implementing diversity, equity and inclusion initiatives in recruitment and partnership;
•UPS was ranked #22 on the 2022 Break the ceiling touch the sky® 101 Best Global Companies for Women in Leadership Index;
•UPS was named as one of the best places to work for LGBTQ employees, scoring a 100% on the Human Rights Campaign Foundation’s 2022 Corporate Equality Index; and
•UPS was listed as a 2022 Best Place to Work on Disability: IN’s Disability Equality Index.
The board provides effective, independent oversight of UPS’s human capital management
Our Board of Directors, directly and through the board’s Compensation and Human Capital Committee, is responsible for oversight of human capital matters. Effective oversight is accomplished through a variety of methods and processes including regular updates and discussions around human capital transformation efforts, technology initiatives impacting the workforce, health and safety matters, employee survey results related to culture and other matters, hiring and retention, employee demographics, labor relations and contract negotiations, compensation and benefits, succession planning and employee training initiatives.
In addition, the Compensation and Human Capital Committee charter was recently expanded to include oversight responsibility for performance and talent management, diversity, equity and inclusion, work culture and employee development and retention. We believe the board’s oversight of these matters helps identify and mitigate exposure to labor and human capital management risks, and is part of the broader framework that guides how we attract, retain and develop a workforce that aligns with our values and strategies.
Producing another report is unnecessary and inefficient
We believe our existing diversity and inclusion practices, and significant disclosures, provide meaningful information that allows investors to determine the effectiveness of our human capital management policies related to workplace diversity. Therefore, approval of this proposal would not result in an efficient use of resources and will only serve to benefit the limited interests of a small group of shareowners.
As a result, the board recommends that shareowners vote AGAINST this proposal.

90	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Proposal 11 — Shareowner Proposal Requesting the Board Prepare an Annual Report on Diversity and Inclusion
What am I voting on? Whether you want to require the board to prepare an additional report on diversity and inclusion.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS has taken significant steps to develop and maintain a diverse and inclusive workforce
•UPS’s commitment to diversity is reflected in our DEI goals and our workforce demographics
•UPS already provides investors with significant DEI information
•UPS has consistently been named a top company for diversity, equity, and inclusion
•The board provides independent oversight of UPS’s human capital management
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

Shareowner Proposal
As You Sow, 2020 Milvia St. Suite 500, Berkeley, CA 94704, has advised us that it intends to submit the proposal set forth below for consideration at the Annual Meeting on behalf of Myra K. Young, along with co-proponents whose names addresses and share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Resolved: Shareholders request that United Parcel Service Inc. (“UPS”) report to shareholders on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity.
Supporting Statement: Quantitative data is sought so investors can assess and compare the effectiveness of companies’ diversity, equity, and inclusion programs.
Whereas: UPS has not shared sufficient quantitative hiring, retention, and promotion data to allow investors to determine the effectiveness of its human capital management programs.
Between September 2020 and September 2022, S&P 100 companies increased by 298 percent their release of hiring rate data by gender, race, and ethnicity; retention rate data by 481 percent; and promotion rate data by 300 percent.1 Companies that release, or have committed to release, more inclusion data than UPS include Boeing, McDonald's, Procter & Gamble, Union Pacific, and Wal-Mart.
Numerous studies have pointed to the benefits of a diverse workforce. Their findings include:
•There is a positive association between diversity in management and cash flow, net profit, revenue, and return on equity.2
•The 20 most diverse companies had an average annual five year stock return that was 5.8 percentage points higher than the 20 least diverse companies.3
Similar to how an income statement pairs with a balance sheet, hiring, promotion, and retention rate data show how well a company manages its workforce diversity. Without this data, investors are unable to assess the effectiveness of a company's human capital management program.
Companies should look to hire the best talent. However, Black and Latino applicants face hiring challenges. Results of a meta-analysis of 24 field experiments found that, with identical resumes, White applicants received an average of 36 percent more callbacks than Black applicants and 24 percent more callbacks than Latino applicants.4
Promotion rates show how well diverse talent is nurtured at a company. Unfortunately, women and employees of color experience "a broken rung" in their careers; for every 100 men who are promoted, only 86 women are. Women of color are particularly impacted, comprising 17 percent of the entry-level workforce and only four percent of executives.5
1https://www.asyousow.org/our-work/social-justice/workplace-equity
2https://www.asyousow.org/report-pages/workplace-diversity-and-financial-performance
3https://www.wsj.com/articles/the-business-case-for-more-diversity-11572091200
4https://hbr.org/2017/10/hiring-discrimination-against-black-americans-hasnt-declined-in-25-years
5https://wiw-report.s3.amazonaws.com/Women_in_the_Workplace_2021.pdf

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Retention rates show whether employees choose to remain at a company. Morgan Stanley has found that employee retention above industry average can indicate a competitive advantage and higher levels of future profitability.6 Companies with high employee satisfaction have also been linked to annualized outperformance of over two percent.7
In 2020 and 2021, over 35 percent of UPS' investors voted in favor of increased diversity and inclusion data disclosure. The Company has not yet meaningfully increased its reporting. Investors have reason to be concerned as UPS has faced allegations of race, age and gender discrimination.
6https://www.morganstanley.com/im/publication/insights/articles/article_culturequantframework_us.pdf
7https://www.institutionalinvestor.com/article/b1tx0zzdhhnf5x/Want-to-Pick-the-Best-Stocks-Pick-the-Happiest-Companies?utm_medium=emaiI&utm_campaign=The%20Essential%2011%20100721&utm_content=The%20Essential%2011%20 100721%2OCID_eb103a9e15359075f72a85f7ff534c79&utm_source=CampaignMonitorEmail&utm_term=Want%20to%20Pick% 20the%20Best%20Stocks%20Pick%20the%20Happiest%20Companies

Response of UPS’s Board
UPS views diversity, equity and inclusion (’DEI”) as an imperative that enables the Company to attract, develop and retain talented employees, foster innovation, and bring strength and stability to businesses and communities. With more than half a million employees around the world, UPS believes it has a unique opportunity to effect positive change in the world through a DEI commitment as a business imperative. We are creating an inclusive and equitable environment that brings together a broad spectrum of backgrounds, cultures and stakeholders. Leveraging diverse perspectives and creating inclusive environments improves our organizational effectiveness, cultivates innovation, and drives growth. We work closely with our customers, communities, suppliers and employees to advance a culture that embraces DEI and fosters open participation from those with different ideas and perspectives. Producing an additional special report as requested in the proposal on UPS’s DEI efforts is unnecessary, not an efficient use of resources, and therefore not in the best interests of the Company or its shareowners.
UPS has taken significant steps to develop and maintain a diverse and inclusive workforce
As one of the world’s largest employers, UPS employs people across all cultures, backgrounds, lifestyles and experiences. We provide opportunities for employees to connect, network and learn from others outside of normal work teams and with different backgrounds and experiences to further our goals. We accomplish this through employee training programs and a commitment to employee Business Resource Groups (BRGs). Our BRGs include almost 200 chapters worldwide across 11 categories: African American, Asian, Hispanic/Latino, Focus on Abilities, LGBT & Allies, Millennial, Multicultural, Parents & Caregivers, Veterans, Women in Operations, and Women’s Leadership Development. Each BRG is supported by advisors and senior management sponsors. Our Chief Human Resources Officer also serves as the Chief DEI Officer, a position on the Company’s Executive Leadership Team reporting directly to our CEO. Our Chief DEI Officer regularly reports directly to the Board of Directors on, among other things, progress towards our goals. The Chief DEI Officer also engages with UPS suppliers, customers and other external partners to encourage the adoption of more proactive DEI efforts.
UPS’s commitment to diversity is reflected in our workforce demographics and DEI aspirational goals
Starting from the most senior levels at UPS, our commitment to diversity and inclusion is evident:
•Board of Directors – 46% of our directors are women; and 31% are non-white
•Executive Leadership Team – 33% of our Executive Leadership Team members are women; and 33% are non-white
•Management – as disclosed in our most recent Sustainability Report, 37% of our entry level management positions, and 26% of our senior and middle management positions, are held by women; in addition, 50% of our entry level management positions, and 34% of senior and middle management positions, are held by non-white employees
Our commitment towards building a more diverse and inclusive environment is also evidenced by our recently adopted and disclosed DEI goals:
•30% women in full-time management globally by 2025; and
•40% ethnically diverse full-time management in the U.S. by 2025.
We publicly report on our progress towards these goals in our annual sustainability reports.

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UPS already provides investors with significant DEI data
UPS currently discloses all material information in connection with its DEI efforts. In recent periods, we began voluntarily publicly disclosing our consolidated EEO-1 report that we file with the EEOC, which contains prior year gender, racial and ethnic composition of our US workforce by EEO-1 job category. We also provide regular updates on developments in our DEI efforts and goals in our annual sustainability reports, on our corporate website and elsewhere. We believe these disclosures provide investors with necessary and appropriate information to determine the effectiveness of our human capital management efforts.
UPS has consistently been named a top company for DEI
We further believe the effectiveness of our efforts in the DEI area have been validated through our receipt of numerous awards, including:
•Carol Tomé was recognized by the Diversity and Leadership Conference as a 2023 Top 50 CEO for Diversity;
•UPS was named as One of America’s Greatest Workplaces 2023 For Diversity;
•UPS was recognized by Forbes as one of the Best Workplaces for Women;
•UPS was named as a Top Company for Women to Work for in Transportation by the Women in Trucking Association;
•UPS was named by Supply Chain as one of the top 10 companies committed to implementing diversity, equity and inclusion initiatives in recruitment and partnership;
•UPS was ranked #22 on the 2022 Break the ceiling touch the sky® 101 Best Global Companies for Women in Leadership Index;
•UPS was named as one of the best places to work for LGBTQ employees, scoring a 100% on the Human Rights Campaign Foundation’s 2022 Corporate Equality Index; and
•UPS was listed as a 2022 Best Place to Work on Disability: IN’s Disability Equality Index.
The board provides effective, independent oversight of UPS’s human capital management
Our Board of Directors, directly and through the board’s Compensation and Human Capital Committee, is responsible for oversight of human capital matters. Effective oversight is accomplished through a variety of methods and processes including regular updates and discussions around human capital transformation efforts, technology initiatives impacting the workforce, health and safety matters, employee survey results related to culture and other matters, hiring and retention, employee demographics, labor relations and contract negotiations, compensation and benefits, succession planning and employee training initiatives.
In addition, the Compensation and Human Capital Committee charter was recently expanded to include oversight responsibility for performance and talent management, diversity, equity and inclusion, work culture and employee development and retention. We believe the board’s oversight of these matters helps identify and mitigate exposure to labor and human capital management risks, and is part of the broader framework that guides how we attract, retain and develop a workforce that aligns with our values and strategies.
Producing another report is unnecessary and inefficient
We believe our existing diversity and inclusion practices, and significant disclosures, provide meaningful information that allows investors to determine the effectiveness of our human capital management policies related to workplace diversity. Therefore, approval of this proposal would not result in an efficient use of resources and will only serve to benefit the limited interests of a small group of shareowners.
As a result, the board recommends that shareowners vote AGAINST this proposal.

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Important Information About Voting at the 2023 Annual Meeting

What is included in the proxy materials, and why am I receiving them?
The proxy materials for our Annual Meeting include this Proxy Statement and notice of the 2023 Annual Meeting, as well as our 2022 Annual Report. If you received paper copies of these materials, you also received a proxy card or voting instruction form. We began distributing the Proxy Statement, Annual Meeting notice and proxy card, and Notice of Internet Availability of Proxy Materials (the “Notice”) on March 20, 2023.
When you vote, you appoint each of Carol Tomé and Norman M. Brothers, Jr. to vote your shares at the Annual Meeting as you have instructed them. If a matter that is not on the form of proxy is voted on, then you appoint them to vote your shares in accordance with their best judgment. This allows your shares to be voted whether or not you attend the Annual Meeting.

Why did some shareowners receive a Notice of Internet Availability of Proxy Materials while others received a printed set of proxy materials?
We may furnish our proxy materials to requesting shareowners over the Internet, rather than by mailing printed copies, so long as we send them a Notice. The Notice explains how to access and review the Proxy Statement and Annual Report and vote over the Internet at www.proxyvote.com. If you received the
Notice and would like to receive printed proxy materials, follow the instructions in the Notice.
If you received printed proxy materials, you won’t receive the Notice, but you may still access our proxy materials and submit your proxy over the Internet at www.proxyvote.com.

Can I receive future proxy materials and annual reports electronically?
Yes. This Proxy Statement and the 2022 Annual Report are available on our investor relations website at www.investors. ups.com. Instead of receiving a Notice or paper copies of the proxy materials in the mail, shareowners can elect to receive emails that provide links to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will reduce costs and the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.
If you are a shareowner of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.icsdelivery.com/ups and following the prompts. If you hold class B shares through a bank or broker, please refer to your voting instruction form, the Notice or other information provided by your bank or broker for instructions on how to elect this option.

Who is entitled to vote?
Holders of our class A common stock and our class B common stock at the close of business on March 9, 2023 are entitled to vote. This is the “Record Date.”
You must use your 16-digit control number found on your proxy card, voting instruction form or the Notice of Internet Availability you previously received to participate in the meeting and vote.
A list of shareowners entitled to vote at the Annual Meeting will be accessible during regular business hours for ten days prior to the meeting at our principal place of business, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328.

94	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

To how many votes is each share of common stock entitled?
Holders of class A common stock are entitled to 10 votes per share. Holders of class B common stock are entitled to one vote per share. On the Record Date, there were 133,389,907 shares of our class A common stock and 723,298,982 shares of our class B common stock outstanding and entitled to vote.
The voting rights of any shareowner or group of shareowners, other than any of our employee benefit plans, that beneficially owns shares representing more than 25% of our voting power are limited so that the shareowner or group may cast only one one-hundredth of a vote with respect to each vote in excess of 25% of the outstanding voting power.

How do I vote before the Annual Meeting?
Shareowners of record may vote as described below:
•Online. You can vote in advance of the Annual Meeting via the Internet at www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 3, 2023.
•By Telephone. If you received a proxy card by mail, the toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day at 1-800-690-6903 and will be accessible until 11:59 p.m. Eastern Time on May 3, 2023.
•By Mail. If you received a proxy card by mail and choose to vote in advance by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.
If you hold class A shares in the UPS Stock Fund in the UPS 401(k) Savings Plan, you may vote your shares through the Internet, by telephone, or by mail as if you were a registered shareowner.
To allow sufficient time for voting by the Plan trustee, your voting instructions must be received by 11:59 Eastern Time on May 1, 2023.
Even if you plan to attend the Annual Meeting, we encourage you to vote in advance. If you vote through the Internet or by telephone, you do not need to return your proxy card.
The method you use to vote in advance will not limit your right to vote online during the Annual Meeting.

BENEFICIAL SHAREOWNER VOTING OPTIONS
If you are a beneficial owner, you will receive instructions from your bank, broker or other nominee that you must follow in order for your shares to be voted. Many of these institutions offer telephone and Internet voting. If your voting instruction form or Notice indicates that you may vote these shares through www.proxyvote.com, you will need the 16-digit control number indicated on that form or Notice. If you did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.

Can I revoke my proxy or change my vote?
Shareowners of record may revoke their proxy or change their vote at any time before the polls close at the Annual Meeting by:
•submitting a subsequent proxy through the Internet, by telephone or by mail with a later date;
•sending a written notice to our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328; or
•voting online during the Annual Meeting using the 16-digit code.
If you hold class B shares through a bank or broker, please refer to your proxy card, the Notice or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote before the Annual Meeting.
Beneficial shareowners that attend the Annual Meeting using the 16-digit code they received as described below will also be able to change their vote by voting online at any time before the polls close at the Annual Meeting.

How many votes do you need to hold the Annual Meeting?
The presence, online or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. A quorum is necessary to hold the Annual Meeting and conduct business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present.

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What happens if I do not provide voting instructions or if a nominee is unable to stand for election?
If you sign and return a proxy but do not provide voting instructions, your shares will be voted as recommended by the board.
If a director nominee is unable to stand for election, the board may either reduce the number of directors that serve on the board or designate a substitute nominee. If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

Will my shares be voted if I do not vote through the Internet, by telephone or by signing and returning my proxy card?
If you are a shareowner of record and you do not vote, then your shares will not count in deciding the matters presented for shareowner consideration at the Annual Meeting.
If your class A shares are held in the UPS Stock Fund in the UPS 401(k) Savings Plan and you do not vote by 11:59 p.m. Eastern Time on May 1, 2023, then the Plan trustee will vote your shares for each proposal in the same proportion as the shares held by the Plan for which voting instructions were received.
If your class B shares are held in street name through a bank or broker, your bank or broker must vote according to specific instructions they receive from you. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. But they are not permitted to vote on certain proposals and may elect not to vote on any of the proposals without your voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a "broker non-vote" for the matters on which the broker votes. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter. Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum.
We encourage you to provide instructions to your bank or brokerage firm by voting your proxy so that your shares will be voted at the Annual Meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and broker non-votes on each of the proposals?
Our Bylaws provide for majority voting in uncontested director elections. Therefore, a nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against that nominee. See “Corporate Governance – Majority Voting and Director Resignation Policy” for an explanation of what would happen if more votes are cast against a nominee than for the nominee.
Abstentions are not considered votes cast for or against the nominee. For each other proposal to pass, in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote.
The following table summarizes the votes required for each proposal to pass and the effect of abstentions and broker non-votes on each proposal.

Proposal Number	Item	Vote Required for Approval	Abstentions	Uninstructed shares
1.	Election of 12 directors	Majority of votes cast	No effect	No effect
2.	Advisory vote to approve NEO compensation	Majority of the voting power of the shares represented at the meeting	Same as a vote against	No effect
3.	Advisory vote on the frequency of future advisory votes to approve NEO compensation	Majority of the voting power of the shares represented at the meeting	No effect	No effect
4.	Ratification of independent registered public accounting firm	Majority of the voting power of the shares represented at the meeting	Same as a vote against	No effect
5. - 11.	Shareowner proposals	Majority of the voting power of the shares represented at the meeting	Same as a vote against	No effect

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How do I attend and vote at the Annual Meeting?
The Annual Meeting will take place on May 4, 2023, at 8:00 a.m. Eastern Time. There will not be a physical location for the Annual Meeting, and you will not be able to attend in person. You or your proxyholder can participate, vote and examine our list of shareowners entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/UPS2023 and entering the 16-digit control number included in your
Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you are a beneficial shareowner, see the information relating to beneficial shareowners above under “How do I vote before the Annual Meeting” for obtaining your 16-digit control number. You may begin to log into the meeting platform at 7:45 a.m. Eastern Time on Thursday, May 4, 2023.

How can I submit a question at or prior to the Annual Meeting?
If you wish to submit a question prior to the Annual Meeting, you may do so by visiting proxyvote.com and entering your 16-digit control number, then clicking “Submit a Question for Management.”
We have designed the format of the Annual Meeting so that shareowners will have the same rights and opportunities as they would have had at a physical meeting. To this end, shareowners will be able to submit questions during the Annual Meeting. If you wish to submit a question during the Annual Meeting, you may do so by logging into www.virtualshareholdermeeting.com/UPS2023 with your 16-digit control number, as described above under “How do I attend and vote at the Annual Meeting?” We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will make every effort to respond to all appropriate questions during the meeting, as time permits.
If there are matters of individual concern to a shareowner and not of general concern to all shareowners, or if a question posed was not otherwise answered, we provide an opportunity for shareowners to contact us separately at www.investors.ups.com.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
For help with technical difficulties on the meeting day you can call 1-800-586-1548 (toll free) or 303-562-9288 (international) for assistance. Technical support will be available starting at 7:00 a.m. Eastern Time and until the meeting has finished.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?
This means that your shares are registered in different names or are held in more than one account. To ensure that all shares are voted, please vote each account by using one of the voting methods as described above.

When and where will I be able to find the voting results?
You can find the official results of the voting at the Annual Meeting in our Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment as soon as they become available.

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Other Information for Shareowners
Solicitation of Proxies
We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials and Notice to, and obtaining voting instructions relating to the proxy materials and Notice from, shareowners. In addition, we have retained Georgeson, Inc. to assist in the solicitation of proxies for the Annual Meeting at a fee of approximately $16,000 plus associated costs and expenses.
Eliminating Duplicative Proxy Materials
We have adopted a procedure approved by the SEC called “householding” under which multiple shareowners who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials or Notice unless we receive contrary instructions from one or more of the shareowners. If you wish to opt out of householding and continue to receive multiple copies of the proxy materials or
Notice at the same address, or if you have previously opted out and wish to participate in householding, you may do so by notifying us in writing or by telephone at: UPS Investor Relations, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328, (404) 828-6059, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials or Notice by notifying us in writing or by telephone at the same address or telephone number.
Submission of Shareowner Proposals and Director Nominations

Proposals for Inclusion in the Proxy Statement for the 2024 Annual Meeting
Shareowners who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2024 Annual Meeting of Shareowners must submit their proposals so that they are received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328
no later than 6:00 p.m. Eastern Time on November 21, 2023. Any proposal will need to comply with SEC regulations regarding the inclusion of shareowner proposals in Company-sponsored proxy material. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

98	Notice of Annual Meeting of Shareowners and 2023 Proxy Statement

Director Nominations for Inclusion in the Proxy Statement for the 2024 Annual Meeting
Shareowner notice of the intent to use proxy access must be delivered to the Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 not later than the close of business on the 120th day, nor earlier than the 6:00 p.m. Eastern Time on the 150th day, prior to the first anniversary of the date the definitive proxy statement was first released to shareowners in connection with the preceding year’s annual meeting of shareowners; provided, however, that in the event the annual meeting is more than 30 days before or after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, to be timely, the notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting, and not later than the close of business on the later of the 120th day prior to such annual meeting, or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Therefore, any notice of the intent to use proxy access must be delivered to our Corporate Secretary no later than 6:00 p.m. Eastern Time on November 21, 2023 and no earlier than 6:00 p.m. Eastern Time on October 22, 2023. However, if the date of our 2024 Annual Meeting occurs more than 30 days before or 30 days after May 4, 2024, the anniversary of the 2023 Annual Meeting, a shareowner notice will be timely if it is delivered to our Corporate Secretary by the later of (a) the close of business on the 120th day prior to the date of the 2024 Annual Meeting and (b) the 10th day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting. As our Bylaws make clear, simply submitting a nomination does not guarantee its inclusion.

Other Proposals or Director Nominations for Presentation at the 2024 Annual Meeting
Shareowners who wish to propose business or nominate persons for election to the Board of Directors at the 2024 Annual Meeting of Shareowners, and the proposal or nomination is not intended to be included in our 2024 proxy statement, must provide a notice of shareowner business or nomination in accordance with Article II, Section 10 of our Bylaws. In order to be properly brought before the 2024 Annual Meeting of Shareowners, Article II, Section 10 of our Bylaws requires that a notice of a matter the shareowner wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the shareowner wishes to nominate as a director (other than through proxy access), must be received by our Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the preceding year’s annual meeting. Therefore, any notice intended to be given for a proposal or nomination not intended to be included in our 2024 proxy materials must be received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 no later than 6:00 p.m. Eastern Time on February 4, 2024, and no earlier than the close of business on December 6,
2023. However, if the date of our 2023 Annual Meeting occurs more than 30 days before or 30 days after May 4, 2024, the anniversary of the 2023 Annual Meeting, a shareowner notice will be timely if it is delivered to our Corporate Secretary by the later of (a) the close of business on the 90th day prior to the date of the 2024 Annual Meeting and (b) the 10th day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting.
To be in proper form, a shareowner’s notice must be a proper subject for shareowner action at the Annual Meeting and must include the specified information concerning the proposal or nominee as described in Section 10 of our Bylaws. Our Bylaws are available on the governance page of our investor relations website at www.investors.ups.com. In addition to satisfying the deadlines under the advance notice procedures of our Bylaws, a shareowner who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions of the Bylaws must provide notice to the Secretary of the Company regarding such intent no later than March 5, 2024.
2022 Annual Report on Form 10-K
A copy of our 2022 Annual Report on Form 10-K, including financial statements, as filed with the SEC may be obtained without charge upon written request to: Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. It is also available on our investor relations website at www.investors.ups.com.

99

Other Business
Our Board of Directors is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement. Should any other matter requiring a vote of the shareowners arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A proxy granted by a shareowner in connection with the Annual Meeting will give discretionary authority to the named proxy holders to vote on any such matters that are properly presented at the Annual Meeting, subject to SEC rules.
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than those of current or historical fact, and all statements accompanied by terms such as “will,” “believe,” “project,” “expect,” “estimate,” “assume,” “intend,” “anticipate,” “target,” “plan” and similar terms, are intended to be forward-looking statements. Forward-looking statements are made subject to the safe harbor provisions of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to our intent, belief and current expectations about our strategic direction, prospects and future results, and give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts.
Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or anticipated results. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC and being made available with this Proxy Statement, and may also be described from time to time in our future reports filed with the SEC. You should consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the accuracy of predictions contained in such forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to update forward-looking statements to reflect events, circumstances, changes in expectations or the occurrence of unanticipated events after the date of those statements.
Any standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved.
Website links included in this Proxy Statement are for convenience only. The content of any website links is not incorporated herein and does not constitute a part of this Proxy Statement.

ANNUAL MEETING OF SHAREOWNERS

www.virtualshareholdermeeting.com/UPS2023

UNITED PARCEL SERVICE, INC.
INVESTOR RELATIONS B1F7
55 GLENLAKE PARKWAY, N.E.
ATLANTA, GA 30328

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 3, 2023. Shares held in the UPS Stock Fund in the UPS 401(k) Savings Plan must be voted by 11:59 P.M. Eastern Time on May 1, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UPS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 3, 2023. Shares held in the UPS Stock Fund in the UPS 401(k) Savings Plan must be voted by 11:59 P.M. Eastern Time on May 1, 2023. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by Internet or phone, you do not need to return this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01030-P87705-Z84435

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED PARCEL SERVICE, INC.

The board of directors recommends you vote FOR all 12 director nominees.

1. To elect 12 directors nominated by the board of directors to serve until the 2024 annual meeting of shareowners or their earlier resignation, removal or retirement.

Nominees:	For	Against	Abstain
1a. Carol B. Tomé	☐	☐	☐
1b. Rodney C. Adkins	☐	☐	☐
1c. Eva C. Boratto	☐	☐	☐
1d. Michael J. Burns	☐	☐	☐
1e. Wayne M. Hewett	☐	☐	☐
1f. Angela Hwang	☐	☐	☐
1g. Kate E. Johnson	☐	☐	☐
1h. William R. Johnson	☐	☐	☐
1i. Franck J. Moison	☐	☐	☐
1j. Christiana Smith Shi	☐	☐	☐
1k. Russell Stokes	☐	☐	☐
1l. Kevin Warsh	☐	☐	☐

The board of directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To approve on an advisory basis named executive officer compensation.	☐	☐	☐

The board of directors recommends you vote 1 Year for the following proposal:	1 Year	2 Years	3 Years	Abstain
3. To approve on an advisory basis the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

The board of directors recommends you vote FOR the following proposal:	For	Against	Abstain
4. To ratify the appointment of Deloitte & Touche LLP as UPS's independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

The board of directors recommends you vote AGAINST the following shareowner proposals:	For	Against	Abstain
5. To reduce the voting power of UPS class A stock from 10 votes per share to one vote per share.	☐	☐	☐
6. To adopt independently verified science-based greenhouse gas emissions reduction targets.	☐	☐	☐
7. To prepare a report on integrating GHG emissions reductions targets into executive compensation.	☐	☐	☐
8. To prepare a report on addressing the impact of UPS's climate change strategy on relevant stakeholders consistent with the "Just Transition" guidelines.	☐	☐	☐
9. To prepare a report on risks or costs caused by state policies restricting reproductive rights.	☐	☐	☐
10. To prepare a report on the impact of UPS's DE&I policies on civil rights, non-discrimination and returns to merit, and the company's business.	☐	☐	☐
11. To prepare an annual report on the effectiveness of UPS's diversity, equity and inclusion efforts.	☐	☐	☐

In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual Meeting of Shareowners
Thursday, May 4, 2023, 8:00 a.m. Eastern Time
The meeting will be held online at:
www.virtualshareholdermeeting.com/UPS2023

You or your proxyholder can participate and vote at the Annual Meeting by entering your unique control number.

V01031-P87705-Z84435

UNITED PARCEL SERVICE, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Shareowners to be held on May 4, 2023

I hereby appoint CAROL B. TOMÉ and NORMAN M. BROTHERS, JR., or either of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock outstanding in my name as of March 9, 2023, at the Annual Meeting of Shareowners of United Parcel Service, Inc. to be held online at www.virtualshareholdermeeting.com/UPS2023 on May 4, 2023, and at any or all adjournments or postponements thereof, as stated on the reverse side and with discretionary authority on all other matters that properly come before the meeting. **If this proxy is signed and returned but no direction is made, this proxy will be voted as the Board of Directors recommends and in the discretion of the proxies on all other matters that may properly come before the meeting.**

If my shares are held in the UPS Stock Fund in the UPS 401(k) Savings Plan, I direct the Trustee to vote the stock in the manner stated on the reverse side. **If this proxy is signed and returned but no direction is made, the Trustee will vote the shares as the Board of Directors recommends and in the discretion of the Trustee on all other matters that may properly come before the meeting.** If this card is not returned by 11:59 P.M. Eastern Time on May 1, 2023 or is returned unsigned, then the Trustee will vote the shares in the same proportion as the shares for which voting instructions are received from other participants. The results of the voting will be held in strict confidence by the Trustee.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)